UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Westcore Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1.	Reports to Stockholders.

Westcore Funds®

Denver Investments

2014 ANNUAL REPORT

DECEMBER 31, 2014	TICKER SYMBOLS	
Fund	**Retail Class**	**Institutional Class**
WESTCORE EQUITY FUNDS		
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Blue Chip Dividend Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Dividend Fund	WTMCX	–
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments.

The mountain logo together with "Westcore Funds Denver Investments" is a registered service mark of Denver Investments.

| p: 800.392.CORE (2673) |	www.westcore.com

INTENTIONALLY LEFT BLANK

SHAREHOLDER LETTER	(UNAUDITED	)

DEAR FELLOW SHAREHOLDER:

Both stock and bond markets generated positive returns for another year in 2014. Improving U.S. economic growth, lower unemployment and falling energy prices resulted in a 13.69% increase in the S&P 500® Index, as well as a continued rally in the bond market where the yield on the 10-year Treasury dropped to 2.17% as of December 31 from 3.04% at the beginning of the year.

The U.S. economy continued to improve throughout 2014. With unemployment claims remaining below 300,000 for the last several months of the year, the unemployment rate fell to 5.7%. At the same time, the rate at which workers voluntarily left jobs for higher-paying jobs was increasing. In spite of lower unemployment, however, wage growth remained flat. While lower unemployment is a definite positive, the low level of wage growth is concerning.

The significant decrease in energy prices, specifically oil, was a pleasant surprise for consumers in 2014. Crude oil peaked at just over $100 per barrel last summer and fell to $53 by year-end. The resulting drop in gasoline prices (from approximately $4 per gallon to under $2 per gallon) provides an immediate increase in consumers’ disposable income and should reduce the cost of many products. As consumer spending represents approximately 67% of the U.S. economy, lower energy prices should bode well for future economic growth.

The Federal Reserve ended the quantitative easing program that it initiated in reaction to the Great Recession. The Fed has not given guidance as to when it may begin raising rates, but has indicated it will use the unemployment rate and inflation as key indicators.

In spite of lower unemployment and economic expansion in the United States, global economic growth was stagnant in 2014. The “uncoupling” of the U.S. economy from the global economy was reflected in the equity markets where the S&P 500® Index was up 13.69% in 2014 while the MSCI ACWI Index was up 4.71%. Most observers believe that economies of individual countries are becoming more closely correlated. The disparity seen last year between the U.S. economy and the economies of most other countries around the world may provide investors with opportunities to capitalize on the different growth rates. It may also offer investors options to diversify their investments around the world. We believe this will be one of the most interesting areas to watch as we move through 2015 because when markets go in divergent directions, fundamental research has more potential to add significant value.

We thank you for your continued confidence in the Westcore Funds family. We remain dedicated to providing you with excellent investment performance and service. Please let us know if you have any questions of comments.

Diversification does not eliminate risk.

John W. Zimmerman is a registered representative of ALPS Distributors, Inc.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

| p: 800.392.CORE (2673) |	www.westcore.com

WESTCORE GROWTH FUND (WTEIX, WILGX)	(UNAUDITED	)

Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

Fund Management

Ross G. Moscatelli, CFA Portfolio Manager*

Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	6.79%	17.79%	13.36%	6.87%	9.10%	6/1/1988
Institutional Class (WILGX)	6.98	18.00	13.55	6.98	9.14	9/28/2007
Russell 1000® Growth Index	13.05	20.26	15.82	8.50	10.12
Lipper Large-Cap Growth Index	10.34	20.09	14.12	7.37	9.19

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 1.09%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.14%, Net: 0.89%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

* Effective February 13, 2015, Ross G. Moscatelli, CFA, relinquished his duties as the Director of Large-Cap Growth Research and Portfolio Manager of the Westcore Growth Fund. Craig W. Juran, CFA, Portfolio Manager, assumed the Director role, effective February 13, 2015, and will continue as the portfolio manager of the Westcore Growth Fund.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪	Looking back, 2014 was a year dominated by extreme news headlines which influenced the short-term sentiment and direction of the equity markets. A recession in Europe, a collapse in commodity prices, falling global interest rates, the Russian-Ukrainian conflict, Ebola spreading out of West Africa, a new terror threat in ISIS – all had a profound impact on the markets in 2014. Although many international markets posted negative returns in 2014, U.S. equity markets endured and delivered positive returns.

▪	We believe we are currently in uncharted waters. Central banks around the world are engaged in quantitative easing and devaluing their currencies to offset deflation and slow economic growth. It will take time to see if these policies are successful, but we believe countries addressing their structural problems and looking at ways to bolster anemic growth is a positive sign. One of the byproducts of the global money printing experiment is equity markets that are more susceptible to volatility in response to macro-related news.

▪	The Westcore Growth Fund underperformed its benchmark, the Russell 1000® Growth Index, for 2014. While we are not satisfied with the Fund’s relative performance, we remain steadfast in our efforts to identify great growth companies that we believe can outperform over longer periods of time.

▪	The Fund’s performance compared to its benchmark was enhanced by its holdings in the information technology, industrials and telecommunication services sectors. Within information technology, the Fund’s holdings in Apple Inc. and Skyworks Solutions, Inc. boosted returns. In industrials, the Fund’s performance was aided by Union Pacific Corp. during the year.

▪	Among the Fund’s weakest sectors relative to its benchmark for the year were health care, financials and energy. The bulk of the Fund’s underperformance in health care came from higher-growth holdings underperforming more conservative stocks as investors favored stability and yield. The sharp decline in oil prices and slowing global growth also negatively impacted the Fund’s energy holdings. The Fund’s financials sector holdings were hurt by the significant decline in interest rates. From an individual company standpoint, Twitter, Inc., Amazon.com, Inc. and Nu Skin Enterprises, Inc. were the Fund’s largest detractors. All three experienced company-specific issues which caused a decline in their earnings growth outlook and hence these positions have been sold.

▪	As we look to 2015, we foresee a continuation of the uncertainty that plagued the global equity markets in 2014. In our opinion, global instability will remain a problem and growth will most likely be subdued in many areas of the world. Although the global environment will remain volatile, the fundamental backdrop for the United States continues to improve and we remain cautiously optimistic about large-cap growth equities. Lower oil prices will provide a powerful tailwind for the U.S. consumer and it is becoming apparent that the United States is an island in a world of uncertainty. Given the separation between the U.S. economy and the rest of the world, we continue to focus more on companies with domestic exposure than on those with international exposure (especially given the strength of the U.S. dollar). While our crystal ball is never perfect, it appears to us that 2015 may be much like 2014; however, with more volatility.

|	2014 Annual Report

WESTCORE GROWTH FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
Apple Inc.	7.31%	2.79%
Skyworks Solutions, Inc.	1.23	1.27
Union Pacific Corp.	2.24	1.02
Facebook, Inc.	2.92	0.83
Microsoft Corp.	2.86	0.83

5 Lowest
Applied Materials, Inc.	0.26%	-0.30%
Anadarko Petroleum Corp.	0.53	-0.35
Nu Skin Enterprises, Inc.	0.04	-0.37
Amazon.com, Inc.	0.66	-0.52
Twitter, Inc.	0.24	-0.62

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

Apple Inc.	10.3%
Facebook, Inc.	4.4
Microsoft Corp.	3.9
Gilead Sciences, Inc.	3.7
The Walt Disney Co.	3.6
Chipotle Mexican Grill, Inc.	3.1
Home Depot, Inc.	3.0
Honeywell International Inc.	2.9
Visa Inc.	2.8
McKesson Corp.	2.7
Total (% of Net Assets)	40.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Growth Fund	Russell 1000® Growth Index
Weighted Average Market Capitalization ($ Bil)	$139.5	$114.1
Price/Earnings (1 year trailing)	24.7x	21.6x
EPS Growth (3 year historical)	11.4%	12.2%
Beta	1.1	1.0
Number of Holdings	42	682
Portfolio Turnover Rate (1 year trailing)	144%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MIDCO GROWTH FUND (WTMGX, WIMGX)	(UNAUDITED	)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager       Brian C. Fitzsimons, CFA Portfolio Manager

F. Wiley Reed, CFA Lead Portfolio Manager         Jeffrey J. Loehr, CFA Portfolio Manager

Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMGX)	4.56%	16.54%	13.85%	7.27%	10.72%	8/1/1986
Institutional Class (WIMGX)	4.79	16.82	14.03	7.39	10.77	9/28/2007
Russell Midcap® Growth Index	11.90	20.71	16.94	9.42	10.65
Lipper Mid-Cap Growth Index	7.91	18.64	14.73	8.89	9.88

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.05%, Net: 1.05%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.95%, Net: 0.88%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Manager Commentary

▪	For 2014, the Westcore MIDCO Growth Fund underperformed its benchmark, the Russell Midcap® Growth Index.

▪	The year ended with equity markets at all-time highs after a strong fourth quarter rebound. While collapsing commodity prices clearly provide a tailwind for consumptive economies, such as that of the United States, the velocity of the collapse leads to uncertainty regarding the strength of global growth. Also, while we believe the United States is in the middle to later innings of an economic expansion, its continually improving job market, an increase in consumers’ discretionary income due to lower energy prices and relatively stronger growth should result in it being a standout on the global stage. This should bode well for the performance of smaller companies, as they typically have significantly more domestic exposure than larger companies.

▪	The Fund’s best-performing stock for the year was health care sector holding Edwards Lifesciences Corp. This developer of devices to treat cardiovascular disease performed well as its results were driven by strong transcatheter heart valve sales. United Continental Holdings, Inc., within the industrials sector, was also a top contributor. Its strong performance was a result of continued progress in executing internal initiatives to improve profitability, while it also benefited from the significant decline in oil prices. Under Armour, Inc., an athletic apparel company in the consumer discretionary sector, was a significant contributor in the year due to continued strong brand momentum and successful global expansion efforts.

▪	The three sectors that detracted most from the Fund’s performance, relative to its benchmark, in 2014 were consumer discretionary, materials and information technology. The Fund’s worst-performing stock was Netflix, Inc., a consumer discretionary sector holding. Disappointing subscriber growth pressured the stock. We, however, expect upcoming content to improve subscriber growth. Twitter, Inc. was the Fund’s worst-performing stock within the information technology sector. The stock struggled as new user growth did not meet expectations. We are confident in the value of the company’s real-time broadcast platform and expect continued improvements to drive strong growth. Antero Resources Corp., an energy producer in the Appalachian Basin, was a significant drag on the Fund’s performance. The company suffered due to the recent downdraft in commodity prices as well as infrastructure constraints. Antero continues to position itself for long-term success in the Basin through infrastructure build-out, and its production growth remains top tier. The near term, however, has been difficult as valuations have been reduced significantly in the energy sector.

▪	As of the end of 2014, the Fund was, relative to its benchmark, overweighted primarily in the information technology and health care sectors and underweighted primarily in the industrials and financials sectors.

▪	Our focus on finding companies with the potential to become next-generation long-term growth leaders definitely hit a headwind after the strong returns of 2013. Stock prices for higher growth companies declined significantly in the second quarter of 2014 and did not bounce back, even in the stronger fourth quarter. It is our opinion that patience is essential in owning these types of companies, thus the Fund’s turnover activity was relatively low. We believe that over time, the best-performing stocks are found among truly disruptive companies that can outgrow their peers and ultimately generate consistent and large cash flows.

|	2014 Annual Report

WESTCORE MIDCO GROWTH FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
Edwards Lifesciences Corp.	1.81%	1.28%
United Continental Holdings, Inc.	1.98	1.19
Keurig Green Mountain, Inc.	1.64	0.86
Palo Alto Networks, Inc.	0.94	0.69
Under Armour, Inc.	1.51	0.68

5 Lowest
FMC Corp.	1.62%	-0.46%
Antero Resources Corp.	1.18	-0.46
Terex Corp.	1.40	-0.50
Twitter, Inc.	1.45	-0.52
Netflix, Inc.	1.26	-0.53

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

Mead Johnson Nutrition Co.	2.4%
United Continental Holdings, Inc.	2.2
Varian Medical Systems, Inc.	2.1
Keurig Green Mountain, Inc.	2.1
LinkedIn Corp.	2.0
Ralph Lauren Corp.	2.0
Edwards Lifesciences Corp.	2.0
Applied Materials, Inc.	1.9
Tableau Software, Inc.	1.9
Affiliated Managers Group, Inc.	1.9
Total (% of Net Assets)	20.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore MIDCO Growth Fund	Russell Midcap® Growth Index
Weighted Average Market Capitalization ($ Bil)	$11.3	$13.6
Price/Earnings (1 year trailing)	25.0x	24.6x
EPS Growth (3 year historical)	18.7%	14.0%
Beta	1.2	1.1
Number of Holdings	76	552
Portfolio Turnover Rate (1 year trailing)	88%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SELECT FUND (WTSLX)	(UNAUDITED	)

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager       Brian C. Fitzsimons, CFA Portfolio Manager

F. Wiley Reed, CFA Lead Portfolio Manager         Jeffrey J. Loehr, CFA Portfolio Manager

Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSLX)	4.54%	10.60%	9.56%	8.00%	11.80%	10/1/1999
Russell Midcap® Growth Index	11.90	20.71	16.94	9.42	7.18
Lipper Mid-Cap Growth Index	7.91	18.64	14.73	8.89	6.29

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 1.08%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Manager Commentary

▪	For 2014, the Westcore Select Fund underperformed its benchmark, the Russell Midcap® Growth Index.

▪	The year ended with equity markets at all-time highs after a strong fourth quarter rebound. While collapsing commodity prices clearly provide a tailwind for consumptive economies, such as that of the United States, the velocity of the collapse leads to uncertainty regarding the strength of global growth. Also, while we believe the United States is in the middle to later innings of an economic expansion, its continually improving job market, an increase in consumers’ discretionary income due to lower energy prices and relatively stronger growth should result in it being a standout on the global stage. This should bode well for the performance of smaller companies, as they typically have significantly more domestic exposure than larger companies.

▪	Consumer staples was the only sector that contributed positively to the Fund’s performance relative to the benchmark for 2014. The Fund’s best-performing stock for the year was health care sector holding Edwards Lifesciences Corp. This developer of devices to treat cardiovascular disease performed well as its results were driven by strong transcatheter heart valve sales. United Continental Holdings, Inc., within the industrials sector, was also a top contributor. Its strong performance was a result of continued progress in executing internal initiatives to improve profitability, while it also benefited from the significant decline in oil prices. Under Armour, Inc., an athletic apparel company in the consumer discretionary sector, was a significant contributor in the year due to continued strong brand momentum and successful global expansion efforts.

▪	The three sectors that detracted most from the Fund’s performance relative to its benchmark in 2014 were consumer discretionary, information technology and industrials. Antero Resources Corp., an energy producer in the Appalachian Basin, was the Fund’s worst-performing stock. The company suffered due to the recent downdraft in commodity prices as well as infrastructure constraints. Antero continues to position itself for long-term success in the Basin through infrastructure build-out, and its production growth remains top tier. Within information technology, Twitter, Inc. was the Fund’s worst-performing stock. The stock struggled as new user growth did not meet expectations. We are confident in the value of the company’s real-time broadcast platform and expect continued improvements to drive strong growth. Netflix, Inc., a consumer discretionary sector holding, was a significant drag on the Fund’s performance. Disappointing subscriber growth pressured the stock. We, however, expect upcoming content to improve subscriber growth.

▪	As of the end of 2014, the Fund was overweighted primarily in the information technology and health care sectors, and underweighted primarily in the industrials and financials sectors.

▪	Our focus on finding companies with the potential to become next-generation long-term growth leaders definitely hit a headwind after the strong returns of 2013. Stock prices for higher growth companies declined significantly in the second quarter of 2014 and did not bounce back, even in the stronger fourth quarter. It is our opinion that patience is essential in owning these types of companies, thus the Fund’s turnover activity in the latter half of the year was relatively low. We believe that over time, the best-performing stocks are found among truly disruptive companies that can outgrow their peers and ultimately generate consistent and large cash flows.

|	2014 Annual Report

WESTCORE SELECT FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
Edwards Lifesciences Corp.	2.73%	2.14%
United Continental Holdings, Inc.	3.32	1.68
Under Armour, Inc.	2.66	1.27
Regeneron Pharmaceuticals, Inc.	2.48	1.02
LinkedIn Corp.	2.46	0.88

5 Lowest
Netflix, Inc.	0.63%	-0.72%
FMC Corp.	2.79	-0.81
Twitter, Inc.	2.14	-0.85
Terex Corp.	2.27	-0.86
Antero Resources Corp.	1.87	-1.09

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

LinkedIn Corp.	4.7%
Affiliated Managers Group, Inc.	4.4
Lululemon Athletica Inc.	4.2
Mead Johnson Nutrition Co.	4.1
United Continental Holdings, Inc.	4.1
Amphenol Corp.	4.0
Applied Materials, Inc.	3.7
Edwards Lifesciences Corp.	3.6
Perrigo Co. PLC	3.5
Old Dominion Freight Line, Inc.	3.1
Total (% of Net Assets)	39.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Select Fund	Russell Midcap® Growth Index
Weighted Average Market Capitalization ($ Bil)	$13.7	$13.6
Price/Earnings (1 year trailing)	27.7x	24.6x
EPS Growth (3 year historical)	15.9%	14.0%
Beta	1.1	1.1
Number of Holdings	34	552
Portfolio Turnover Rate (1 year trailing)	115%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SMALL-CAP GROWTH FUND (WTSGX, WISGX)	(UNAUDITED	)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager       Brian C. Fitzsimons, CFA Portfolio Manager

F. Wiley Reed, CFA Lead Portfolio Manager         Jeffrey J. Loehr, CFA Portfolio Manager

Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	3.85%	—	—	—	5.04%	12/20/2013
Institutional Class (WISGX)	4.24	—	—	—	5.43	12/20/2013
Russell 2000® Growth Index	5.60	—	—	—	6.78
Lipper Small-Cap Growth Index	1.98	—	—	—	3.14

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 3.26%, Net: 1.30% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.11%, Net: 1.15%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

NEW FUND RISK: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Manager Commentary

▪	For 2014, the Westcore Small-Cap Growth Fund underperformed its benchmark, the Russell 2000® Growth Index.

▪	The year ended with equity markets at all-time highs. Although small-caps did recoup some performance versus large-caps in the fourth quarter, the difference for the full year was rather significant. The Russell 1000® Index, which measures the performance of a broad segment of large companies, was up 13.24%, while the Russell 2000® Index, a broad measure of small companies, was up just 4.89%.

▪	While collapsing commodity prices clearly provide a tailwind for consumptive economies, such as that of the United States, the velocity of the collapse leads to uncertainty regarding the strength of global growth. Also, while we believe the United States is in the middle to later innings of an economic expansion, its continually improving job market, an increase in consumers’ discretionary income due to lower energy prices and relatively stronger growth should result in it being a standout on the global stage. This should bode well for the performance of smaller companies, as they typically have significantly more domestic exposure than larger companies.

▪	The three sectors that contributed most to the Fund’s performance relative to its benchmark for the year were health care, energy and industrials. The Fund’s top five performing stocks for the year all came from the heath care sector. OvaScience, Inc., a stock we purchased in the third quarter, was the Fund’s best-performer for the year. We believe the company is in the early stages of a substantial market opportunity focused on improving in vitro fertilization outcomes. This life sciences company performed well as it indicated strong, early interest in its recently launched AUGMENTSM treatment. Tetraphase Pharmaceuticals, Inc., also within the health care sector, contributed significantly to the Fund’s return as a result of positive clinical data for its lead antibiotic candidate, eravacycline.

▪	The three sectors that detracted most from the Fund’s performance relative to its benchmark for the year were information technology, consumer staples and consumer discretionary. The Fund’s worst-performing stock was health care sector holding Alcobra Ltd. Its stock underperformed after disappointing clinical trial results for a drug candidate to treat attention deficit hyperactivity disorder were reported. We exited the position based on the failed clinical trial. Within the information technology sector, Yelp Inc. was the Fund’s worst performer. Small Internet stocks struggled in 2014, following stellar returns for 2013, and Yelp, which operates a website with user-generated reviews for local businesses, was no exception. We are confident in the long-term value of its platform for local advertising. Natural Grocers by Vitamin Cottage, Inc. was a drag on the Fund’s performance for 2014 as it reported a slowdown in sales during the spring, in part due to increased competition. We believe the company is still in the early phase of its growth and that there is a strong opportunity in the natural and organic food market.

▪	As of the end of 2014, the Fund was overweighted primarily in the consumer discretionary sector and underweighted primarily in the industrials and materials sectors.

|	2014 Annual Report

WESTCORE SMALL-CAP GROWTH FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
OvaScience, Inc.	0.45%	2.22%
Tetraphase Pharmaceuticals, Inc.	0.91	1.72
InterMune, Inc.	0.28	1.13
Exact Sciences Corp.	0.97	1.11
Avanir Pharmaceuticals, Inc.	0.27	0.94

5 Lowest
Flotek Industries, Inc.	0.62%	-0.60%
Yelp Inc.	1.06	-0.63
Veracyte Inc.	0.44	-0.63
Natural Grocers by Vitamin Cottage, Inc.	1.11	-0.67
Alcobra Ltd.	0.34	-0.69

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

IMAX Corp.	2.3%
Grand Canyon Education, Inc.	2.1
Restoration Hardware Holdings, Inc.	2.0
OvaScience, Inc.	2.0
MarketAxess Holdings, Inc.	1.9
PolyOne Corp.	1.8
Vail Resorts, Inc.	1.8
Evercore Partners, Inc.	1.7
Team Health Holdings, Inc.	1.7
PriceSmart, Inc.	1.7
Total (% of Net Assets)	19.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Small-Cap Growth Fund	Russell 2000® Growth Index
Weighted Average Market Capitalization ($ Bil)	$2.4	$2.1
Price/Earnings (1 year trailing)	31.2x	25.6x
EPS Growth (3 year historical)	18.9%	12.3%
Beta	1.3	1.3
Number of Holdings	87	1,205
Portfolio Turnover Rate (1 year trailing)	89%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE BLUE CHIP DIVIDEND FUND (WTMVX, WIMVX)	(UNAUDITED	)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Troy Dayton, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Retail Class (WTMVX)	4.43%	13.82%	10.03%	5.23%	8.70%	6/1/1988
Institutional Class (WIMVX)	4.66	14.05	10.21	5.37	8.75	9/28/2007
S&P 500® Index	13.69	20.41	15.45	7.67	10.29
Lipper Large-Cap Core Index	11.33	19.17	13.82	7.01	9.42

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.14%, Net: 0.99%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.92%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪	The Westcore Blue Chip Dividend Fund lagged its benchmark, the S&P 500® Index, for 2014, as the Fund was negatively impacted by its non-U.S. stock exposure. The U.S. economy steadily improved through the year, and by the fourth quarter, unemployment was down to 5.7% while capacity utilization and consumer confidence were at their highest levels since 2008. During the year, oil prices declined and initially the markets were enthused. However, as oil and other commodity prices dropped to unexpectedly low levels, concerns arose regarding the potential “ripple effect” on the global economy. Meanwhile in 2014, China experienced slowing growth while Japan and countries across Europe saw little or no growth.

▪	The Fund’s best-performing stock in 2014 was aerospace and defense company General Dynamics Corp. Its business jets segment drove robust earnings and the defense business was awarded several military contracts. Biopharmaceutical manufacturer AbbVie Inc. was the Fund’s top contributor within the health care sector. Many positives helped move its share price higher, including strong quarterly results, the terminated acquisition of Shire Plc, and the approval of its hepatitis C product. We believe its Humira franchise will provide value for longer than the market expects and that its pipeline of products is currently undervalued.

▪	Handbag and accessory company Coach, Inc. was the Fund’s largest detractor within the consumer cyclical sector this year. It announced a redesigned product line in response to lost market share and deteriorating profits. We expected the turnaround to temporarily disrupt sales and profits, however, the magnitude of the sales decline and the price sensitivity of Coach’s customers led us to sell the position. Oil exploration and production companies were negatively impacted by the rapid decline in oil prices and Fund holding Total SA was no exception. Total’s high current yield and our forecast of its ability to grow its dividend faster than its peers made the stock attractive to us. We will continue to monitor the Fund’s energy sector holdings, including Total SA, as more clarity emerges regarding the level and anticipated duration of declining oil prices.

▪	The U.S. economy has, on the surface, decoupled from the rest of the world, and we believe this is likely to continue in 2015. In 2014, the Federal Reserve officially ended quantitative easing programs instituted during the recovery from the Great Recession. An increase in the Fed’s borrowing rate is expected mid-2015. The direction and prevailing level of inflation will be key in the timing and magnitude of the increase. Declining unemployment, low unemployment claims and an increase in workers leaving current jobs for higher-paying job are all signs that wage pressures may rise in 2015. This could create a scenario where consumers’ wages are rising and at the same time commodity costs, such as gasoline prices, are declining. It has been nearly six years since the market recovery began, and the S&P 500® Index has risen over 200% from its March 2009 low. While we believe valuations are stretched a bit, the global economic malaise has made the United States the “only game in town.” We believe the shift that favors higher-quality, cash-generative, dividend-paying companies will persist in 2015, as investors realize the “risk on” markets perpetuated by easy monetary policy are over for the foreseeable future.

|	2014 Annual Report

WESTCORE BLUE CHIP DIVIDEND FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
General Dynamics Corp.	3.54%	1.41%
Apple Inc.	3.11	1.09
Microsoft Corp.	3.46	0.87
AbbVie Inc.	3.39	0.85
Raytheon Co.	3.38	0.73

5 Lowest
Total SA	3.25%	-0.31%
Koninklijke DSM NV	1.55	-0.37
GlaxoSmithKline plc	2.79	-0.38
Mattel, Inc.	3.13	-1.33
Coach, Inc.	2.26	-1.34

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

Edison International	4.0%
Accenture PLC	3.9
Wal-Mart Stores, Inc.	3.9
AbbVie Inc.	3.9
Apple Inc.	3.9
General Dynamics Corp.	3.8
Kimberly-Clark Corp.	3.8
Raytheon Co.	3.7
General Mills, Inc.	3.7
Cobham PLC	3.7
Total (% of Net Assets)	38.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Blue Chip Dividend Fund	S&P 500® Index
Weighted Average Market Capitalization ($ Bil)	$119.3	$125.0
Price/Cash Flow (1 year trailing)	12.2x	14.0x
Price/Book Value	4.4x	4.3x
Price/Earnings (1 year trailing)	17.6x	18.5x
Beta	0.8	1.0
Number of Holdings	29	502
Portfolio Turnover Rate (1 year trailing)	18%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MID-CAP VALUE DIVIDEND FUND (WTMCX)	(UNAUDITED	)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Retail Class (WTMCX)	12.69%	18.25%	14.72%	7.16%	9.64%	10/1/1998
Russell Midcap® Value Index	14.75	21.98	17.43	9.43	10.75
Lipper Mid-Cap Value Index	8.95	20.70	15.35	8.41	10.08

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.24%, Net: 1.24%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪	Stocks of mid-capitalization companies were the best-performing U.S. stocks in 2014 with the Russell Midcap Value® Index up 14.75% for the year. The Westcore Mid-Cap Value Dividend Fund participated in these strong returns, but underperformed its Russell Midcap® Value Index benchmark. After a challenging first quarter in which lower-quality, non-dividend paying stocks prevailed, the market shifted and higher-quality, dividend-paying stocks advanced, which benefited the Fund. The U.S. economy steadily improved through the year, and by the fourth quarter, unemployment was down to 5.7% while capacity utilization and consumer confidence were at their highest levels since 2008. During the year, oil prices declined and initially the markets were enthused. However, as oil and other commodity prices dropped to unexpectedly low levels, concerns arose regarding the potential “ripple effect” on the global economy. Meanwhile in 2014, China experienced slowing growth while Japan and countries across Europe saw little or no growth.

▪	The Fund’s strongest sectors, relative to its benchmark, were medical/healthcare, commercial services and consumer staples. Biopharmaceutical company Questcor Pharmaceuticals, Inc. was the Fund’s top-contributing stock for the year. Its fundamentals improved and in April, the company announced that it had agreed to be acquired by Mallinkrodt Plc. As investors became comfortable with prospects for the combined entity, shares of Questcor moved closer to the deal price and the acquisition was completed during the third quarter. As fixed income rates remained low in 2014, investors looked for higher yields elsewhere, including utilities. Westar Energy, Inc. was the Fund’s top performer within the utilities sector. We believe Westar’s territory is attractive and that the announcement of a partnership with American Electric Power and Berkshire Hathaway’s MidAmerican Energy to pursue competitive projects is a positive.

▪	The energy, consumer cyclicals and REITs sectors detracted the most from the Fund’s performance relative to its benchmark this year. Oil exploration and production companies were negatively impacted by the rapid decline in global oil prices this year. The Fund’s holdings in SM Energy Co. and Denbury Resources Inc. were no exception. We believe they will continue to generate industry-leading returns and that their current valuations do not reflect this. Handbag and accessory company Coach, Inc. was the Fund’s largest detractor within the consumer cyclical sector this year. It announced a redesigned product line in response to lost market share and deteriorating profits. We expected the turnaround to temporarily disrupt sales and profits, however, the magnitude of the sales decline and the price sensitivity of Coach’s customers led us to sell the position.

▪	The U.S. economy has, on the surface, decoupled from the rest of the world, and we believe this is likely to continue in 2015. In 2014, the Fed ended quantitative easing programs instituted during the Great Recession. An increase in the Fed’s borrowing rate is expected mid-2015. We see signs that wage pressures may rise in 2015 and this could create a scenario where consumers’ wages are rising and at the same time commodity costs are declining. While we believe valuations are currently stretched a bit, the global economic malaise has made the United States the “only game in town.” It has also made small- and mid-cap stocks more attractive, as they generate more sales and revenues domestically.

|	2014 Annual Report

WESTCORE MID-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
Questcor Pharmaceuticals, Inc.	1.51%	1.93%
Avago Technologies Ltd.	1.89	1.36
Universal Health Services, Inc.	2.39	0.79
Westar Energy, Inc.	2.25	0.73
American Water Works Co., Inc.	2.40	0.69

5 Lowest
Tidewater Inc.	0.78%	-0.34%
Oshkosh Corp.	1.78	-0.39
Denbury Resources Inc.	0.22	-0.64
Coach, Inc.	0.90	-0.86
SM Energy Co.	0.74	-1.06

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

Avery Dennison Corp.	2.7%
Universal Health Services, Inc.	2.7
AmerisourceBergen Corp.	2.6
Omnicare Inc.	2.5
Whirlpool Corp.	2.5
Westar Energy, Inc.	2.4
Unum Group	2.4
Oshkosh Corp.	2.4
Nordstrom, Inc.	2.3
American Water Works Co., Inc.	2.3
Total (% of Net Assets)	24.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Mid-Cap Value Dividend Fund	Russell Midcap® Value Index
Weighted Average Market Capitalization ($ Bil)	$10.1	$11.9
Price/Cash Flow (1 year trailing)	12.9x	13.2x
Price/Book Value	2.9x	2.3x
Price/Earnings (1 year trailing)	18.2x	18.9x
Beta	1.1	1.1
Number of Holdings	55	578
Portfolio Turnover Rate (1 year trailing)	51%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (WTSVX, WISVX)	(UNAUDITED	)

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management

Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Retail Class (WTSVX)	6.46%	16.81%	15.08%	7.39%	7.44%	12/13/2004
Institutional Class (WISVX)	6.62	17.00	15.22	7.48	7.53	9/28/2007
Russell 2000® Value Index	4.22	18.29	14.26	7.20	7.10
Lipper Small-Cap Value Index	3.05	17.22	14.03	7.54	7.83

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.39%, Net: 1.30%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 1.12%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪	A strong fourth quarter for small-capitalization stocks led to a 2014 return of 4.22% for the Russell 2000® Value Index. The Westcore Small-Cap Value Dividend Fund’s results were strong for the year, outperforming its Russell 2000® Value Index benchmark. After a challenging first quarter in which lower-quality, non-dividend paying stocks prevailed, the market shifted and higher-quality, dividend-paying stocks advanced, which benefited the Fund. The U.S. economy steadily improved through the year, and by the fourth quarter, unemployment was down to 5.7% while capacity utilization and consumer confidence were at their highest levels since 2008. During the year, oil prices declined and initially the markets were enthused. However, as oil and other commodity prices dropped to unexpectedly low levels, concerns arose regarding the potential “ripple effect” on the global economy. Meanwhile in 2014, China experienced slowing growth while Japan and countries across Europe saw little or no growth.

▪	The medical/healthcare, technology and basic materials sectors were the Fund’s strongest contributors, relative to its benchmark, for the year. Biopharmaceutical company Questcor Pharmaceuticals, Inc. was the Fund’s top-contributing stock for the year. Its fundamentals improved and in April, the company announced that it had agreed to be acquired by Mallinkrodt Plc. As investors became comfortable with prospects for the combined entity, shares of Questcor moved closer to the deal price and the acquisition was completed during the third quarter. The Fund’s leading stock in the technology sector was j2 Global Inc., whose primary business is providing outsourced fax and email services. The stock performed particularly well in the fourth quarter as the company reported strong third quarter results and announced its intent to buy Carbonite, a small online-backup vendor.

▪	The Fund’s greatest headwinds, relative to its benchmark, were the REITs, energy and consumer cyclicals sectors. The Fund’s underperformance in the REITs sector was due primarily to its underweighted position versus the benchmark. Exploration and production company Energy XXI Ltd. was the Fund’s worst-performing stock for the year. While the company has added valuable reserves through acquisitions, we believe management has not done a good job of turning those reserves into improving production. We sold the position in the third quarter. Pier 1 Imports, Inc. was the Fund’s most disappointing consumer cyclicals holding in 2014. We sold the stock during the third quarter as its profits were weakened due to promotional pricing pressure. We were uncomfortable with the near-term risks and a lack of visibility as to where profits would stabilize.

▪	The U.S. economy has, on the surface, decoupled from the rest of the world, and we believe this is likely to continue in 2015. In 2014, the Fed ended quantitative easing programs instituted during the Great Recession. An increase in the Fed’s borrowing rate is expected mid-year. We see signs that wage pressures may rise in 2015 and this could create a scenario where consumers’ wages are rising and at the same time commodity costs are declining. While we believe valuations are currently stretched a bit, the global economic malaise has made the United States the “only game in town.” It has also made small- and mid-cap stocks more attractive, as they generate more sales and revenues domestically.

|	2014 Annual Report

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
Questcor Pharmaceuticals, Inc.	1.56%	1.96%
Dean Foods Co.	2.24	0.78
j2 Global Inc.	2.06	0.76
NICE Systems Ltd.	2.44	0.71
DuPont Fabros Technology, Inc.	1.58	0.63

5 Lowest
Brink’s Co.	1.09%	-0.65%
Pier 1 Imports, Inc.	1.13	-0.68
Greenhill & Co., Inc.	2.68	-0.69
Comstock Resources, Inc.	1.22	-0.71
Energy XXI Ltd.	1.30	-1.17

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

Dean Foods Co.	4.2%
NICE Systems Ltd.	3.2
West Pharmaceutical Services, Inc.	2.9
j2 Global Inc.	2.9
Greenhill & Co., Inc.	2.8
Schweitzer-Mauduit International, Inc.	2.6
Cubic Corp.	2.4
Portland General Electric Co.	2.3
Con-way, Inc.	2.3
Plantronics, Inc.	2.3
Total (% of Net Assets)	27.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Small-Cap Value Dividend Fund	Russell 2000® Value Index
Weighted Average Market Capitalization ($ Mil)	$2,233.0	$1,723.0
Price/Cash Flow (1 year trailing)	12.3x	13.1x
Price/Book Value	2.5x	1.8x
Price/Earnings (1 year trailing)	19.4x	19.0x
Beta	1.1	1.3
Number of Holdings	59	1,377
Portfolio Turnover Rate (1 year trailing)	70%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MICRO-CAP OPPORTUNITY FUND (WTMIX)	(UNAUDITED	)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Jon K. Tesseo Portfolio Manager

Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Retail Class (WTMIX)	2.49%	20.09%	17.40%	—	10.76%	6/23/2008
Russell Micro-Cap® Index	3.65	21.81	16.14	—	8.93
Lipper Small-Cap Core Index	4.09	17.99	14.71	—	9.23

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.99%, Net: 1.34%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪	The Westcore Micro-Cap Opportunity Fund started off 2014 slowly. The month of January was particularly difficult, with a low quality rally in the middle of a down market. The Fund’s setback in the first month of the year led to all of its underperformance for the first quarter and the year. The Fund did, however, outperform its benchmark, the Russell Microcap® Index, for the remaining three quarters.

▪	For the year, the Fund produced positive absolute performance in seven sectors, while the benchmark was positive in six. The Fund outperformed the benchmark in six sectors, while it underperformed in six.

▪	From a factor standpoint, much of the Fund’s performance was driven by valuation factors, especially free cash-flow to enterprise value (FCF/ TEV), and operating cash flow to price (OCF/P), which were consistently predictive after the first quarter. The same was true of price momentum. It was not predictive early in the year, but was predictive at the end. Beta, a measure of volatility, was a drag on the Fund for the year as high beta stocks outperformed low beta stocks. Larger micro-cap stocks underperformed smaller micro-cap stocks for the year. However, higher-priced stocks, those with a price above $5 per share, outperformed lower-priced stocks, and dividend payers outperformed non dividend payers.

▪	The consumer staples, basic materials and capital goods sectors were the Fund’s strongest contributors relative to the benchmark. The Pantry Inc., a consumer staples sector company, was the Fund’s best-performing stock for the year. Pantry operates convenience stores, mostly under the name Kangaroo Express. Its long-term debt is decreasing, its operating cash increased from the prior year, and its profit margins are improving. Within basic materials, Handy & Harman Ltd., a diversified industrial products company, was another of the Fund’s top performers. Hawaiian Holdings, Inc., the parent company of Hawaiian Airlines, was also one of the Fund’s best-performing holdings for the year.

▪	The consumer cyclicals, medical/healthcare and interest rate sensitive sectors were among the Fund’s largest detractors relative to its benchmark. Once again, a stock that the Fund did not own was the major source of its underperformance when, back in January, medical/healthcare sector company Intercept Pharmaceuticals, Inc. was up approximately 400% in one day. Other detractors from the Fund’s performance included business management solutions company Barrett Business Services, Inc., commercial services company PDF Solutions, Inc. and biotech company Zogenix, Inc.

▪	The Fund experienced significant inflows in the first quarter due to new shareholder purchases and its cash equivalent positions detracted slightly from performance in that quarter. We welcome our new shareholders and look forward to working for you in the future.

|	2014 Annual Report

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
The Pantry, Inc.	0.60%	0.69%
Hawaiian Holdings, Inc.	0.47	0.59
Handy & Harman Ltd.	0.66	0.59
Avanir Pharmaceuticals, Inc.	0.21	0.53
SciClone Pharmaceuticals, Inc.	0.73	0.51

5 Lowest
Pioneer Energy Services Corp.	0.05%	-0.34%
North American Energy Partners Inc.	0.50	-0.38
Zogenix, Inc.	0.19	-0.41
PDF Solutions, Inc.	0.51	-0.42
Barrett Business Services, Inc.	0.39	-0.55

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392. CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

The Pantry, Inc.	1.1%
Handy & Harman Ltd.	1.1
TechTarget, Inc.	1.0
Reis, Inc.	1.0
Great Southern Bancorp, Inc.	1.0
InfuSystem Holdings, Inc.	0.9
ZAGG, Inc.	0.9
Inteliquent, Inc.	0.9
John B. Sanfilippo & Son, Inc.	0.9
United Community Financial Corp.	0.9
Total (% of Net Assets)	9.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Micro-Cap Opportunity Fund	Russell Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$511.0	$592.0
Price/Cash Flow (1 year trailing)	12.9x	15.0x
Price/Book Value	2.6x	3.2x
Price/Earnings (1 year trailing)	15.3x	18.0x
Beta	1.3	1.2
Number of Holdings	173	1,654
Portfolio Turnover Rate (1 year trailing)	72%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE INTERNATIONAL SMALL-CAP FUND (WTIFX)	(UNAUDITED	)

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Retail Class (WTIFX)	-18.82%	7.43%	9.59%	6.85%	4.92%	12/15/1999
MSCI EAFE Small-Cap Index	-4.95	13.83	8.64	6.04	6.87
MSCI ACWI ex USA Small Cap Index*	-4.03	10.84	6.80	6.86	6.73
Lipper International Small-Cap Index	-5.43	13.76	9.03	7.39	6.67

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.63%, Net: 1.50%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

* MSCI Inc. launched the MSCI ACWI ex USA Small-Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance. MSCI Inc. is the source and owner of the MSCI ACWI ex USA Small-Cap Index data.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary

▪	With the fall of the Berlin Wall and the end of the Cold War, many saw a potential end to international tensions and global diplomatic and economic instability. If, however, 2014 is any indication, it seems clear that these ills are still very present. The continued degradation of relations between Russia and the West, the steady increase in global terrorism and the growing number of ‘hot wars’ in the Middle East and Africa are only a few of the issues that have made the global economy rather unstable in recent months.

▪	Throughout the year, we saw U.S. markets buoyed by strong economic news, persistent deflationary pressure and geopolitical tensions in the Eurozone, further stimulus in Japan, and continued concern over slowing growth in China. Additionally, international markets seemed primed for acquisitions. In the year, two of the Fund’s holdings, Kentz Corp. and Advanced Computer Software Group plc, were acquired at premiums, encouraging our belief that quality will not be overlooked for long. For the year ended December 31, 2014, the Westcore International Small-Cap Fund underperformed its benchmark, the MSCI EAFE Small-Cap Index.

▪	The Fund’s largest detractors for the year were Ports Design Ltd. and ITE Group PLC. Ports Design, based in Hong Kong, designs, manufactures and sells high-end apparel in mainland China. Ports’ stock price was negatively impacted by investor concerns relating to China’s crackdown on luxury spending and China’s slowing growth. Additionally during the year, Ports pursued a store refurbishment campaign which resulted in costs exceeding revenues. After December 31, 2014, Ports announced that it will be acquired at a premium of approximately 27%. ITE Group, based in the United Kingdom, organizes exhibitions, conferences and events primarily in Russia and Eastern Europe. Tensions surrounding Russia’s aggressive moves into Ukraine considerably pressured ITE’s stock price. In our view, its operations remain strong and its cash flow and balance sheet sound. We continue to monitor ITE as it expands into new markets.

▪	The Fund’s largest contributors for the year were PAX Global Technology Ltd. and China Medical System Holdings Ltd. PAX, based in Hong Kong, is a leading electronic funds transfer (EFT) point-of-sales (POS) terminal solutions provider. The company develops and sells countertop and mobile EFT-POS terminals. PAX has seen strong overseas growth and has expanded into emerging markets, including Latin America, Africa and the Middle East. China Medical, based in China, distributes pharmaceutical products. The company focuses on forming exclusive partnerships with Western drug manufacturers looking to enter the Chinese market. Against a backdrop of consistent Chinese government support for the domestic pharmaceutical industry, as well as continued investment in rural health care, China Medical achieved steady growth in 2014.

▪	Although it is disappointing to underperform in any timeframe, we remain encouraged by the Fund’s holdings. The Fund’s underperformance relative to its benchmark has mostly been driven by performance of holdings that have exposure to China and related markets such as Australia. We feel these holdings have suffered mostly as a result of fear of China’s economy slowing, rather than because of operational disappointments. As of December 31, the Fund held a diversified portfolio of roughly 40 stocks of companies that we believe are fast-growing, high-return, cash-generative businesses with sound balance sheets.

|	2014 Annual Report

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)	(UNAUDITED	)

Stock Performance

(for the year ended 12/31/14)

5 Highest	Average Weight	Contribution to Return
PAX Global Technology Ltd.	1.79%	1.35%
China Medical System Holdings Ltd.	2.54	0.94
Kentz Corp. Ltd.	1.19	0.82
Tsuruha Holdings Inc.	2.75	0.64
Slater & Gordon Ltd.	2.90	0.55

5 Lowest
Decmil Group Ltd.	2.82%	-1.43%
Pico Far East Holdings Ltd.	4.21	-1.59
Cardno Ltd.	3.88	-1.93
ITE Group PLC	3.09	-1.93
Ports Design Ltd.	2.44	-2.19

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/14)

Credit Corp. Group Ltd. [Australia]	7.1%
CANCOM SE [Germany]	4.9
REXlot Holdings [Hong Kong]	4.4
Xtep International Holdings Ltd. [Hong Kong]	4.2
Pico Far East Holdings Ltd. [Hong Kong]	4.0
Magic Software Enterprises Ltd. [Israel]	3.6
MTY Food Group, Inc. [Canada]	3.5
Decmil Group Ltd. [Australia]	3.5
ITE Group PLC [United Kingdom]	3.4
Azimut Holding SpA [Italy]	3.3
Total (% of Net Assets)	41.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore International Small-Cap Fund	MSCI EAFE Small-Cap Index
Weighted Average Market Capitalization ($ Mil)	$1,994.0	$2,151.0
Number of Countries Represented	14	22
Price/Earnings (1 year trailing)	18.3x	15.2x
Price/Book Value	3.5x	2.6x
Number of Holdings	37	2,196
Portfolio Turnover Rate (1 year trailing)	40%	—

Please see definition of terms beginning on page 30.

Sector Allocation

(as of 12/31/14)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Regional Allocation

(as of 12/31/14)

Precentages are based on Total Net Assets.

Market Capitalization

(as of 12/31/14)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE FLEXIBLE INCOME FUND (WTLTX, WILTX)	(UNAUDITED	)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager

Mark R. McKissick, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date

Retail Class (WTLTX)	5.01%	6.57%	8.08%	4.75%	7.62%	4.43%	6/1/1988
Institutional Class (WILTX)	5.21	6.76	8.22	4.84	7.66	4.61	9/28/2007
Barclays U.S. Corporate High Yield Ba Index	5.37	8.25	9.20	7.98	8.94	—
Westcore Flexible Income Fund Custom Index	5.37	8.25	9.20	7.98	9.03	—
Lipper High Current Yield Index	2.24	8.30	8.47	6.35	7.11	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.85%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.11%, Net: 0.69%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.41% for the retail class and 4.28% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪	The weather-related slowdown in the first quarter of 2014 was followed by a rebound in domestic economic activity. Investors seeking additional yield drove the high-yield asset class to outpace other fixed income segments during the first half of the year. As we entered the third quarter, anxiety began to build surrounding the timing of an eventual move to a more normalized monetary policy by the Fed. This, along with global growth concerns, promoted volatility across high-yield securities as well as many other asset classes. U. S. Treasuries benefited from the associated risk aversion. Additionally, the lower interest rate environment outside of the United States made U.S. Treasuries more appealing. Outflows from the high-yield asset class coincided with an abundant supply of new issues and limited liquidity over the latter half of the year. These factors accelerated during the fourth quarter and were compounded by a sharp drop in crude oil prices. A substantial portion of high-yield securities are energy related and the drop in crude oil prices contributed to a significant downward move in high-yield valuations.

▪	The Westcore Flexible Income Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Ba Index, for the year. The Fund’s performance relative to its benchmark was adversely affected during the year by the Fund’s shorter interest rate duration, a measure of how sensitive a bond or a portfolio of bonds is to changes in interest rates. However, our focus on credit selection and quality in choosing holdings for the Fund contributed positively to its returns during the period of weakness in the high-yield market that occurred over the second half of the year.

▪	We remain optimistic regarding the underlying credit fundamentals of issuers within the high- yield market due to relatively healthy balance sheets in general, an overall low default rate and the limited amount of debt that needs to be refinanced over the next few years. Areas of concern that we are monitoring include the potential for levering events by specific companies, rising correlation of high-yield returns to the U.S. Treasury market and weakening trends in covenant protection for bondholders. We also recognize the more limited upside available in the marketplace today relative to historical averages given the overall low level of absolute yields offered.

▪	We believe the Fund is positioned to offer competitive yield with more limited downside price volatility versus traditional high-yield investments. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy works over the long term for shareholders who want comparative yield from a high-yield fund, but who are more sensitive to volatility and more focused on capital preservation.

|	2014 Annual Report

WESTCORE FLEXIBLE INCOME FUND (continued)	(UNAUDITED	)

Top Ten Corporate Credit Exposure

(as of 12/31/14)

Range Resources Corp.	3.2%
Frontier Communications	3.0
Goodyear Tire & Rubber Co.	3.0
Tuckahoe Credit Lease Trust	2.8
Sabine Pass LNG LP	2.8
Royal Caribbean Cruises Ltd.	2.8
MarkWest Energy Partners LP	2.8
Potlatch Corp.	2.7
Crown Americas LLC	2.6
Omega Healthcare Investors, Inc.	2.5
Total (% of Net Assets)	28.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Flexible Income Fund	Barclays U.S. Corporate High Yield Ba Index
Effective Duration	3.8 years	5.0 years
Effective Maturity	6.8 years	7.1 years
Number of Holdings	63	851
Portfolio Turnover Rate (1 year trailing)	37%	—

Please see definition of terms beginning on page 30.

Asset Allocation

(as of 12/31/14)

Percentages are based on Total Net Assets.

Ratings Allocation

(as of 12/31/14)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

(as of 12/31/14)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE PLUS BOND FUND (WTIBX, WIIBX)	(UNAUDITED	)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Mark R. McKissick, CFA Portfolio Manager

Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

The Lipper Intermediate Investment Grade Index is no longer calculated as of September 30, 2013. The Lipper Core Plus Bond Index is the Westcore Plus Bond Fund’s replacement peer group index.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date

Retail Class (WTIBX)	5.90%	3.39%	4.97%	4.63%	6.42%	2.34%	6/1/1988
Institutional Class (WIIBX)	6.02	3.52	5.11	4.73	6.45	2.47	9/28/2007
Barclays U.S. Aggregate Bond Index	5.97	2.66	4.45	4.71	6.84	—
Lipper Core Plus Bond Index*	5.62	4.40	5.62	5.34	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.72%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.38%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.19% for the retail class and 2.34% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

* A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Westcore Plus Bond Fund.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪	As 2014 began, markets were anticipating a rise in interest rates as the U.S. economic recovery continued and the Federal Reserve was tapering its asset purchases. However, instability in Europe and persistently low inflation led to lower intermediate- and long-term interest rates. Shorter-term rates did increase, reflecting Fed policy expectations. A sharp decline in crude oil prices late in the year further dampened inflation expectations. Market liquidity was transient, sometimes strong, but sometimes weak during heightened uncertainty.

▪	It appears to us that the Fed will keep the Fed Funds rate near zero until mid-2015 and possibly into 2016. The prospect of higher rates depends upon the underlying strength of the economy, though the Fed’s bias to use its toolbox may lead it to take a first step toward tighter policy even while meaningful uncertainty remains.

▪	The Westcore Plus Bond Fund slightly underperformed its benchmark, the Barclays U. S. Aggregate Bond Index, for 2014, with both finishing in positive territory.

▪	Additional yield from non-Treasury securities, particularly corporate bonds, provided beneficial income for the Fund. However, as this yield, or compensation to corporate bond investors for credit risk, increased, bond prices decreased, which negatively impacted the Fund’s return. Energy company bonds detracted the most, although the corporate bonds in the Fund generally performed better than those in the benchmark. The Fund’s high-yield corporate debt holdings lagged its investment grade corporate bonds. Mortgage-backed securities in the Fund underperformed similar securities in the benchmark.

▪	The Federal Reserve effectively controls short-term interest rates while market forces have more influence on long-term interest rates. The Fed does not control fiscal, trade, or labor policies. While many believe U.S. rates are too low at around 2% for 10-year Treasury bonds, rates are much lower elsewhere: Germany ≈ 0.54%, Switzerland ≈ 0.30% and Japan ≈ 0.31%. Even Italy and Spain, which were at risk of default a few years ago, yield ≈ 1.82% and ≈ 1.54%, respectively. The U.S. bond market appears to offer relative value on a global basis.

▪	The global economy appears unable to support higher borrowing costs and investors are primarily looking to find preservation of capital with the excess liquidity created by the world’s central banks. We foresee slower-paced rate increases than the Fed is currently forecasting. In our view, lower energy prices are a boost to the U.S. economy. The market’s current appetite for additional yield over Treasuries generally remains stable and supportive of non-treasuries.

▪	We have positioned the Fund with modestly reduced interest rate exposure versus the benchmark given fundamental value and the probability the Fed will raise rates in 2015. The Fund currently has a strong overweighted position in corporate bonds and we have increased its exposure in select, high-quality taxable municipal bonds which, in our opinion, offer value in a relatively under-followed part of the market. We believe our intensive credit expertise has the potential to add meaningful yield in this low interest rate environment. We attempt to position the Fund to have an income advantage over its benchmark. In addition, our rigorous credit selection process targets specific bonds that we believe will perform better than those in the benchmark. We still expect volatility, and to us a meaningful rise in rates appears unsupportable by the market for more than a short time.

|	2014 Annual Report

WESTCORE PLUS BOND FUND (continued)	(UNAUDITED	)

Top Ten Corporate Credit Exposure

(as of 12/31/14)

Crown Castle Towers LLC	1.4%
City National Corp.	1.2
Wal-Mart Stores, Inc.	1.2
Potlatch Corp.	1.2
Washington State	1.2
Washington REIT	1.1
Oncor Electric Delivery Co. LLC	1.1
Tennessee Gas Pipeline	1.0
Wachovia Corp.	1.0
PNC Funding Corp.	1.0
Total (% of Net Assets)	11.4%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Plus Bond Fund	Barclays U.S. Aggregate Bond Index
Effective Duration	5.2 years	5.6 years
Effective Maturity	8.2 years	7.7 years
Number of Holdings	209	9,079
Portfolio Turnover Rate (1 year trailing)	62%	—

Please see definition of terms beginning on page 30.

Asset Allocation

(as of 12/31/14)

Percentages are based on Total Net Assets.

Ratings Allocation

(as of 12/31/14)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

(as of 12/31/14)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)	(UNAUDITED	)

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 28.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Inception Date

Retail Class (WTCOX)	7.23%	3.32%	4.09%	3.78%	4.84%	2.52%	6/1/1991
Barclays U.S. 10-Year Municipal Bond Index	8.72	3.98	5.61	5.10	6.15	—
Lipper Intermediate Municipal Debt Index	6.38	3.23	4.17	3.85	4.88	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.80%, Net: 0.65%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 2.42%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2014 until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary

▪	A good fourth quarter closed a year of strong performance for municipal bonds. Municipal bonds, which underperformed in 2013, was one of the strongest-performing fixed income asset classes in 2014.

▪	At the end of 2013, almost all market forecasts predicted higher interest rates, with expectations for a stronger global economy, rising inflation and possibly a Federal Reserve rate hike. All of these forecasts turned out to be wrong as rates fell dramatically around the world and growth weakened almost everywhere, except here in the United States. The most notable economic development was the precipitous drop in the price of oil from approximately $100 per barrel in June to about $50 a barrel at year-end. The implications of a drop of this magnitude are yet to be seen but will surely be widespread.

▪	All current economic indicators point to the Colorado economy continuing to outpace the overall recovery in the United States. Our optimism has, however, been tempered somewhat by the recent decrease in energy prices. The Rocky Mountain Energy Forum recently reported that the oil and gas industry supports 213,000 jobs and contributes more than $25 billion or 9.1% of Colorado’s GDP. So while the overwhelming majority of indicators are encouraging, we are watching with caution.

▪	We are fortunate to live in a state with a broad ranging economy and over 1,000 diverse individual entities that issue municipal bonds. This provides more options for positioning the Fund based on our views of economic tailwinds or headwinds. We are concerned about certain municipalities that have an extremely high reliance on oil and gas revenues. Credit issues are not imminent and will likely take a while to flow through. Yet where we can be ahead of the market on re-pricing risk, we plan to try and take advantage.

▪	Looking specifically to the Westcore Colorado Tax-Exempt Fund, its strong return of 7.23% for the year ended December 31, 2014 underperformed the 8.72% return of its benchmark, the Barclays U.S. 10-Year Municipal Bond Index. The Fund’s modified duration as of December 31, 2014 was 4.45 years and its average maturity was 5.21 years.

▪	At year end, no individual holdings within the Fund were subject to the Alternative Minimum Tax (AMT) and, except for cash equivalents, the Fund was invested 100% in securities exempt from Colorado state income taxes.

▪	We feel that our research process and strategy continue to evolve each quarter. We believe that this work, coupled with the Fund’s positioning in investment-grade quality bonds and modest interest rate risk from intermediate maturities, should keep the Fund well-positioned to generate tax-free income and preserve principal.

|	2014 Annual Report

WESTCORE COLORADO TAX-EXEMPT FUND (continued)	(UNAUDITED	)

Top Ten Holdings

(as of 12/31/14)	% of Net Assets
Arapahoe County School District #1 5.00%, 12/1/29	1.8%
Grand County School District #2 5.25%, 12/1/26	1.8
Eagle, Garfield & Routt County School District Re-5OJ 5.00%, 12/1/26	1.7
Adams 12 Five Star Schools 5.00%, 12/15/26	1.6
Denver City & County School District #1 5.00%, 12/1/26	1.6
Garfield County School District #16 5.00%, 12/1/26	1.5
El Paso County School District #49 5.13%, 12/15/28	1.4
Tallyns Reach Met District #3 4.00%, 12/1/21	1.3
Erie Colorado COPS 5.00%, 11/1/27	1.3
Rangeview Library District 5.00%, 12/15/22	1.3
Total (% of Net Assets)	15.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics

(as of 12/31/14)

	Westcore Colorado Tax-Exempt Fund	Barclays U.S. 10-Year Municipal Bond Index
Effective Duration	4.5 years	5.6 years
Effective Maturity	5.2 years	10.0 years
Colorado Double Tax-Exempt Percentage (excludes cash & cash equivalents)	100%	—
Percentage of Holdings Subject to AMT	0%	—
Number of Holdings	170	—
Portfolio Turnover Rate (1 year trailing)	13%	—

Please see definition of terms beginning on page 30.

Ratings Allocation

(as of 12/31/14)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

(as of 12/31/14)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

| p: 800.392.CORE (2673) | www.westcore.com

FUND EXPENSES	(UNAUDITED	)

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2014 and held until December 31, 2014.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.16%	0.93%
Westcore MIDCO Growth Fund	1.03%	0.88%
Westcore Select Fund	1.09%	N/A
Westcore Small-Cap Growth Fund	1.30%	0.72%
Westcore Blue Chip Dividend Fund	0.99%	0.82%
Westcore Mid-Cap Value Dividend Fund	1.19%	N/A
Westcore Small-Cap Value Dividend Fund	1.30%	1.10%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.67%
Westcore Plus Bond Fund	0.55%	0.41%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

|	2014 Annual Report

FUND EXPENSES (continued)	(UNAUDITED	)

Fund		Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expense Paid During the Period 07/1/2014 to 12/31/2014
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$1,052.10	$6.00
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90
Institutional Class	Actual	$1,000.00	$1,053.50	$4.81
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$994.70	$5.18
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24
Institutional Class	Actual	$1,000.00	$996.10	$4.43
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48
Westcore Select Fund
Retail Class	Actual	$1,000.00	$1,016.50	$5.54
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55
Westcore Small-Cap Growth Fund
Retail Class	Actual	$1,000.00	$1,016.40	$6.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$1,019.30	$3.66
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67
Westcore Blue Chip Dividend Fund
Retail Class	Actual	$1,000.00	$991.00	$4.97
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04
Institutional Class	Actual	$1,000.00	$992.10	$4.12
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Westcore Mid-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,057.00	$6.17
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06
Westcore Small-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,037.80	$6.68
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$1,038.80	$5.65
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,026.00	$6.64
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$840.60	$6.96
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,005.70	$4.30
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Institutional Class	Actual	$1,000.00	$1,007.80	$3.39
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,015.30	$2.79
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Institutional Class	Actual	$1,000.00	$1,015.10	$2.08
	Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,024.60	$3.32
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

| p: 800.392.CORE (2673) |	www.westcore.com

IMPORTANT DISCLOSURES	(UNAUDITED	)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Chicago Board Options Exchange Volatility Index (VIX) is a widely used measure of market risk which is intended to show the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options.

The Conference Board’s Leading Economic Indicators Index® for the United States (LEI) is a composite of 10 key variables which, historically, have been useful in predicting future economic activity in the United States. It is calculated by the Conference Board, a research organization for businesses that provides information about management and the marketplace.

The Consumer Confidence Index (CCI) is a survey by the Conference Board (a research organization for businesses that provides information about management and the marketplace) that measures how optimistic or pessimistic consumers are with respect to the economy and the near future.

The Dow Jones Industrial Average is a price weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

|	2014 Annual Report

IMPORTANT DISCLOSURES (continued)	(UNAUDITED	)

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ASWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays U.S. Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for since inception performance.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

| p: 800.392.CORE (2673) |	www.westcore.com

IMPORTANT DISCLOSURES (continued)	(UNAUDITED	)

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2014.

Definition of Terms

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Consumer Price Index (CPI): Measures changes in the price level of a market basket of consumer goods and services purchased by households.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA “ to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

|	2014 Annual Report

IMPORTANT DISCLOSURES (continued)	(UNAUDITED	)

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing: A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each component equally.

| p: 800.392.CORE (2673) |	www.westcore.com

TRUSTEES AND OFFICERS	(UNAUDITED	)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s)		Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)

INDEPENDENT TRUSTEES

Mary K. Anstine	Trustee	Since Feb. 22, 2006	▪	Retired, September 2004-present	12	Ms. Anstine is a
Age 74	(Chairman		▪	President/Chief Executive Officer,		Trustee of ALPS
	effective			HealthOne Alliance (hospitals)		ETF Trust (20
	January 1,			1994-2004		funds); Financial
	2013)		▪	Various positions leading to Executive Vice President, First Interstate Bank Corporation and predecessors (banking) 1961-1994.		Investors Trust
(32 funds); ALPS
Variable Investment
Trust (8 funds);
and Reaves Utility
Income Fund
(1 fund).

John A. DeTore, CFA Age 56	Trustee	Since Dec. 31, 2009	▪	CEO/Founder, United Alpha, LLC, (investment management) 2003-present	12	None

			▪	CIO, GRT United Alpha, LLC, (investment management) 2006-present

			▪	CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009-2011

			▪	Managing Director/Director of Strategic R&D, Putnam Investments, (investment management) 1999-2000

			▪	Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments, (investment management) 1994-1999.

Rick A. Pederson Age 62	Trustee	Since Feb. 13, 2007	▪	President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present	12	Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).
			▪	Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present

			▪	Advisor, Pauls Corporation (real estate investment management and development), 2008 – present

			▪	Chairman, Ross Consulting Group (real estate consulting services), 1983 - 2013

			▪	Advisory Board, Neenan Company (construction services), 2002 – present

			▪	Board Member, Prosci Inc. (private business services), 2013 – present

			▪	Director, Citywide Banks (Colorado community bank), 2014 – present

			▪	Director, National Western Stock Show (not-for-profit organization), 2010 – present

			▪	Director, Biennial of the Americas (not-for- profit-organization), 2012 – present.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small- Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

| 2014 Annual Report

TRUSTEES AND OFFICERS (continued)	(UNAUDITED	)

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s)		Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
INDEPENDENT TRUSTEES (continued)

James A. Smith Age 62	Trustee	Since Dec. 31, 2009	▪	Private Equity Consultant, 2003-present	12	None
			▪	Trustee, the Nature Conservancy, (non profit) July 2007-present; Chairman, June 2014-present

			▪	Chairman, Yellow Pages Group of New Zealand (yellow pages) May 2007- May 2009

			▪	Chairman and CEO, StellarOne Corp., (software development company) 2003

			▪	Executive VP – Consumer Markets, Qwest Communications, (telecommunications industry) 2001-2002

			▪	President and CEO Qwest Dex, (yellow pages) 1997-2001

			▪	Various positions leading to Vice President with US West and affiliated and predecessor entities (telecommunications industry) 1979-1997.

Douglas M. Sparks	Trustee	Since Dec. 31, 2009	▪	Retired, 2000-present	12	None
CPA (Inactive) Age 71			▪	General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998-2000

			▪	Partner, Ernst & Young LLP, (public accounting) 1981-1995

			▪	Senior Manager, Ernst & Young LLP, 1977-1981

			▪	Staff Professional, Ernst & Young LLP, 1968-1977.

Janice M. Teague,	Trustee	Since Feb. 13, 2007	▪	Retired, June 2003-present	12	None
Retired CPA Age 61			▪	Vice President, Secretary and Assistant Secretary, Berger Financial Group LLC, (investment management) October 1996-May 2003

			▪	Vice President, Secretary and Assistant Secretary, Berger Funds, (investment management) September 1996-May 2003

			▪	Vice President and Secretary, Berger Distributors, LLC, (investment management) August 1998-May 2003.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small- Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

| p: 800.392.CORE (2673) | www.westcore.com

TRUSTEES AND OFFICERS (continued)	(UNAUDITED	)

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s)		Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
OFFICERS

John W. Zimmerman, CFA Age 52 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	President	Since April 1, 2014	▪	President, Denver Investments, 2013-present	N/A	N/A
			▪	Registered Representative, ALPS Distributors, Inc., 2013-present Partner, Northern Lights Capital Group, 2007-2013

Jasper R. Frontz, CPA, CFA Age 46 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer	Since Feb. 12, 1997	▪	Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014-present, Partner, Denver Investments, January 1, 2014-present; prior thereto, Vice President, Denver Investments, May 2000-December 2013, Director of Mutual Fund Administration, Denver Investments, June 1997-May 2000.	N/A	N/A

	Chief Compliance Officer	Since Sep. 29, 2004

			▪	Registered Representative, ALPS
Distributors, Inc., 1995-present
			▪	Treasurer, November 1997-2011 and
Chief Compliance Officer September
2004-2011, Blue Chip Value Fund, Inc.
(mutual fund).

Jill A. Kerschen	Assistant	Since Nov. 21, 2013	▪	Fund Controller, ALPS Fund Services,	N/A	N/A
Age 39	Treasurer			Inc., since July 2013
ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203			▪	Senior Manager, Financial & Tax Reporting 2007-2013, Senior Manager, Financial Reporting, Tax Reporting & Compliance 2007-2011, Senior Investment Analyst, Financial Reporting 2004-2007, and Assistant Manager, Mutual Fund Reconciliation & Revenue 2001-2004, Great-West Financial

David T. Buhler Age 43 ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since May 17, 2012	▪	Vice President and Associate Counsel, ALPS Fund Services, Inc., since June 2010 Consulting Project Attorney, Janus Capital Management LLC, January 2010-April 2010	N/A	N/A
			▪	Associate General Counsel and Assistant Secretary, Founders Asset Management LLC, January 2006-February 2009
			▪	Counsel, Great-West Life & Annuity Insurance Company, July 1997-January 2006
			▪	Chief Compliance Officer, Greenwood Investments, LLC, July 2002-January 2006.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small- Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

|	2014 Annual Report

FINANCIAL STATEMENTS TABLE OF CONTENTS

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		97.09%
Consumer Discretionary		18.73%
Auto Components		1.94%
Goodyear Tire & Rubber Co.	27,795	$794,103

Hotels Restaurants & Leisure		3.08%
Chipotle Mexican Grill, Inc.**	1,840	1,259,498

Media		3.61%
The Walt Disney Co.	15,710	1,479,725

Specialty Retail		4.78%
Bed Bath & Beyond Inc.**	9,565	728,566
Home Depot, Inc.	11,685	1,226,575

		1,955,141

Textiles Apparel & Luxury Goods		5.32%
Lululemon Athletica Inc. (Canada)**	12,285	685,380
Michael Kors Holdings Ltd. (Hong Kong)**	8,785	659,754
Nike Inc. - Class B	8,655	832,178

		2,177,312

Total Consumer Discretionary (Cost $6,362,809)		7,665,779

Consumer Staples		5.22%
Food & Staples Retailing		1.68%
CVS Caremark Corp.	7,130	686,690

Food Products		3.54%
Hain Celestial Group Inc.**	11,730	683,742
Whitewave Foods Co.**	21,880	765,581

		1,449,323

Total Consumer Staples (Cost $1,809,388)		2,136,013

Energy		1.54%
Oil Gas & Consumable Fuels		1.54%
EOG Resources Inc.	6,870	632,521

Total Energy (Cost $583,373)		632,521

Financials		4.65%
Capital Markets		3.28%
BlackRock Inc.	1,800	643,608
Morgan Stanley	18,030	699,564

		1,343,172

	Shares	Market Value
Diversified Financial Services		1.37%
CME Group Inc.	6,300	$558,495

Total Financials (Cost $1,711,491)		1,901,667

Health Care		15.82%
Biotechnology		5.61%
Alexion Pharmaceuticals Inc.**	4,315	798,404
Gilead Sciences, Inc.**	15,910	1,499,677

		2,298,081

Health Care Providers & Services		4.52%
McKesson Corp.	5,240	1,087,719
UnitedHealth Group Inc.	7,545	762,724

		1,850,443

Life Sciences Tools & Services		1.60%
Illumina Inc.**	3,540	653,413

Pharmaceuticals		4.09%
Actavis PLC**	4,055	1,043,798
Endo International PLC (Ireland)**	8,725	629,247

		1,673,045

Total Health Care (Cost $4,882,288)		6,474,982

Industrials		11.79%
Aerospace & Defense		4.64%
Honeywell International Inc.	11,665	1,165,567
TransDigm Group Inc.	3,730	732,385

		1,897,952

Airlines		1.88%
American Airlines Group Inc.	14,345	769,322

Industrial Conglomerates		1.36%
Carlisle Companies Inc.	6,185	558,135

Road & Rail		3.91%
J.B. Hunt Transport Services Inc.	7,170	604,073
Union Pacific Corp.	8,370	997,118

		1,601,191

Total Industrials (Cost $3,848,493)		4,826,600

	Shares	Market Value
Information Technology		37.64%
Communications Equipment		1.64%
Palo Alto Networks, Inc.**	5,485	$672,296

Computers & Peripherals		12.45%
Apple Inc.	38,219	4,218,613
SanDisk Corp.	8,945	876,431

		5,095,044

Electronic Equipment & Instruments		1.97%
Amphenol Corp. - Class A	14,985	806,343

Internet Software & Services		6.22%
Alibaba Group Holding Ltd. ADR (China)**	7,080	735,895
Facebook, Inc. - Class A**	23,170	1,807,724

		2,543,619

IT Services		2.76%
Visa Inc. - Class A	4,310	1,130,082

Semiconductors & Semiconductor Equipment		5.03%
Lam Research Corp.	8,775	696,209
NXP Semiconductor N.V. (Netherlands)**	7,020	536,328
Skyworks Solutions, Inc.	11,320	823,077

		2,055,614

Software		7.57%
Fortinet Inc.**	28,400	870,744
Microsoft Corp.	34,535	1,604,151
Tableau Software, Inc. - Class A**	7,365	624,257

		3,099,152

Total Information Technology (Cost $9,389,750)		15,402,150

Materials		1.70%
Chemicals		1.70%
Air Products & Chemicals Inc.	4,820	695,188

Total Materials (Cost $683,056)		695,188

Total Common Stocks (Cost $29,270,648)		39,734,900

MONEY MARKET MUTUAL FUNDS		2.97%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	1,214,611	1,214,611

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value

Total Money Market Mutual Funds (Cost $1,214,611)		$1,214,611

Total Investments (Cost $30,485,259)	100.06%	40,949,511

Liabilities in Excess of Other Assets	(0.06%)	(25,863)

Net Assets	100.00%	$40,923,648

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		97.72%
Consumer Discretionary		21.56%
Auto Components		1.26%
BorgWarner Inc.	21,734	$1,194,283

Automobiles		1.70%
Tesla Motors Inc.**	7,252	1,612,917

Hotels Restaurants & Leisure		2.84%
Melco Crown Entertainment Ltd. ADR (Hong Kong)	44,589	1,132,561
Wynn Resorts Ltd.	10,506	1,562,872

		2,695,433

Household Durables		1.04%
DR Horton Inc.	39,331	994,681

Internet & Catalog Retail		2.27%
Netflix, Inc.**	4,383	1,497,277
Zulily Inc. - Class A**	28,220	660,348

		2,157,625

Media		1.45%
Lions Gate Entertainment Corp.	43,121	1,380,735

Specialty Retail		3.48%
Restoration Hardware Holdings, Inc.**	18,301	1,757,079
Tractor Supply Co.	19,620	1,546,449

		3,303,528

Textiles Apparel & Luxury Goods		7.52%
Deckers Outdoor Corp.**	15,723	1,431,422
Kate Spade & Co.**	19,909	637,287
Lululemon Athletica Inc. (Canada)**	30,923	1,725,194
Ralph Lauren Corp.	10,127	1,875,115
Under Armour, Inc. - Class A**	21,702	1,473,566

		7,142,584

Total Consumer Discretionary (Cost $18,717,306)		20,481,786

Consumer Staples		5.77%
Food & Staples Retailing		1.26%
PriceSmart, Inc.	13,145	1,199,087

Food Products		4.51%
Keurig Green Mountain, Inc.	14,916	1,974,804
Mead Johnson Nutrition Co.	22,936	2,305,985

		4,280,789

	Shares	Market Value
Total Consumer Staples (Cost $4,326,979)		$5,479,876

Energy		5.49%
Energy Equipment & Services		0.40%
US Silica Holdings Inc.	14,744	378,773

Oil Gas & Consumable Fuels		5.09%
Antero Resources Corp.**	23,420	950,384
Gulfport Energy Corp.**	14,080	587,699
Memorial Resource Development Corp.**	35,138	633,538
Noble Energy Inc.	15,002	711,545
Pioneer Natural Resources Co.	7,401	1,101,639
Western Refining Inc.	22,532	851,259

		4,836,064

Total Energy (Cost $5,963,160)		5,214,837

Financials		6.42%
Capital Markets		3.93%
Affiliated Managers Group, Inc.**	8,404	1,783,665
LPL Financial Holdings Inc.	21,846	973,239
SEI Investments Co.	24,442	978,658

		3,735,562

Commercial Banks		2.49%
First Republic Bank	26,519	1,382,170
SVB Financial Group**	8,439	979,515

		2,361,685

Total Financials (Cost $4,837,650)		6,097,247

Health Care		17.04%
Biotechnology		5.79%
Alexion Pharmaceuticals Inc.**	5,904	1,092,417
Alkermes PLC (Ireland)**	24,784	1,451,351
Alnylam Pharmaceuticals Inc.**	6,880	667,360
Medivation Inc.**	12,308	1,226,000
Pharmacyclics Inc.**	5,880	718,889
Puma Biotechnology Inc.**	1,800	340,686

		5,496,703

Health Care Equipment & Supplies		7.14%
Align Technology Inc.**	28,016	1,566,375
Edwards Lifesciences Corp.**	14,617	1,861,913
Sirona Dental Systems Inc.**	15,565	1,359,914

	Shares	Market Value
Varian Medical Systems Inc.**	23,086	$1,997,170

		6,785,372

Health Care Providers & Services		1.25%
Team Health Holdings, Inc.**	20,664	1,188,800

Pharmaceuticals		2.86%
Pacira Pharmaceuticals Inc.**	11,029	977,831
Perrigo Co. PLC (Ireland)	10,390	1,736,792

		2,714,623

Total Health Care (Cost $13,237,923)		16,185,498

Industrials		12.09%
Airlines		2.21%
United Continental Holdings, Inc.**	31,361	2,097,737

Building Products		1.24%
Lennox International Inc.	12,346	1,173,734

Commercial Services & Supplies		0.58%
Waste Connections Inc.	12,400	545,476

Electrical Equipment		1.93%
Sensata Technologies Holding N.V. (Netherlands)**	20,221	1,059,783
SolarCity Corp.**	14,507	775,834

		1,835,617

Machinery		3.10%
Proto Labs Inc.**	13,188	885,706
Terex Corp.	32,753	913,154
WABCO Holdings Inc.**	10,920	1,144,197

		2,943,057

Professional Services		1.24%
IHS Inc. - Class A**	10,377	1,181,733

Road & Rail		1.79%
Old Dominion Freight Line, Inc.**	21,939	1,703,344

Total Industrials (Cost $9,657,973)		11,480,698

Information Technology		24.82%
Communications Equipment		1.97%
Arista Networks Inc.**	6,869	417,361
Palo Alto Networks, Inc.**	11,876	1,455,641

		1,873,002

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value
Electric Equipment & Instruments		2.54%
Amphenol Corp. - Class A	29,846	$1,606,013
IPG Photonics Corp.**	10,793	808,612

		2,414,625

Internet Software & Services		6.85%
Akamai Technologies Inc.**	22,285	1,403,064
LinkedIn Corp. - Class A**	8,450	1,941,049
Pandora Media Inc.**	54,787	976,852
Twitter, Inc.**	40,271	1,444,521
Zillow Inc. - Class A**	6,950	735,936

		6,501,422

IT Services		2.42%
Fiserv Inc.**	21,593	1,532,455
Jack Henry & Associates Inc.	12,312	765,068

		2,297,523

Semiconductors & Semiconductor Equipment		3.04%
Applied Materials, Inc.	73,168	1,823,346
NXP Semiconductor N.V. (Netherlands)**	13,957	1,066,315

		2,889,661

Software		8.00%
FireEye Inc.**	36,615	1,156,302
Mobileye N.V. (Israel)**	11,068	448,918
ServiceNow Inc.**	23,118	1,568,556
Splunk Inc.**	28,419	1,675,300
Tableau Software, Inc. - Class A**	21,092	1,787,758
Workday Inc. - Class A**	11,809	963,732

		7,600,566

Total Information Technology (Cost $19,886,380)		23,576,799

Materials		4.53%
Chemicals		3.50%
Eastman Chemical Co.	17,138	1,300,089
FMC Corp.	24,126	1,375,906
Methanex Corp. (Canada)	14,050	643,911

		3,319,906

Construction Materials		1.03%
Eagle Materials Inc.	12,896	980,483

Total Materials (Cost $4,379,503)		4,300,389

Total Common Stocks (Cost $81,006,874)		92,817,130

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		2.49%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	2,366,323	$2,366,323

Total Money Market Mutual Funds (Cost $2,366,323)		2,366,323

Total Investments (Cost $83,373,197)	100.21%	95,183,453

Liabilities in Excess of Other Assets	(0.21%)	(198,653)

Net Assets	100.00%	$94,984,800

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

 **    Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		97.96%
Consumer Discretionary		23.63%
Auto Components		2.38%
BorgWarner Inc.	39,257	$2,157,172

Automobiles		2.38%
Tesla Motors Inc.**	9,700	2,157,377

Hotels Restaurants & Leisure		4.88%
Melco PBL Entertainment Ltd. ADR (Hong Kong)	68,724	1,745,590
Wynn Resorts Ltd.	18,052	2,685,415

		4,431,005

Internet & Catalog Retail		2.05%
Netflix, Inc.**	5,450	1,861,775

Specialty Retail		2.31%
Restoration Hardware Holdings, Inc.**	21,800	2,093,018

Textiles Apparel & Luxury Goods		9.63%
Deckers Outdoor Corp.**	29,978	2,729,197
Lululemon Athletica Inc. (Canada)**	68,372	3,814,474
Under Armour, Inc. - Class A**	32,386	2,199,009

		8,742,680

Total Consumer Discretionary (Cost $20,134,113)		21,443,027

Consumer Staples		7.10%
Food Products		7.10%
Keurig Green Mountain, Inc.	20,810	2,755,140
Mead Johnson Nutrition Co.	36,688	3,688,612

		6,443,752

Total Consumer Staples (Cost $4,921,023)		6,443,752

Energy		4.14%
Oil Gas & Consumable Fuels		4.14%
Antero Resources Corp.**	43,890	1,781,056
Pioneer Natural Resources Co.	13,260	1,973,751

		3,754,807

Total Energy (Cost $3,935,338)		3,754,807

	Shares	Market Value
Financials		4.42%
Capital Markets		4.42%
Affiliated Managers Group, Inc.**	18,907	$4,012,822

Total Financials (Cost $2,466,315)		4,012,822

Health Care		17.41%
Biotechnology		2.43%
Medivation Inc.**	22,100	2,201,381

Health Care Equipment & Supplies		8.90%
Align Technology Inc.**	38,158	2,133,414
Edwards Lifesciences Corp.**	25,595	3,260,291
Varian Medical Systems Inc.**	31,062	2,687,173

		8,080,878

Health Care Providers & Services		2.56%
Team Health Holdings, Inc.**	40,383	2,323,234

Pharmaceuticals		3.52%
Perrigo Co. PLC (Ireland)	19,097	3,192,255

Total Health Care (Cost $13,479,161)		15,797,748

Industrials		11.05%
Airlines		4.06%
United Continental Holdings, Inc.**	55,070	3,683,632

Machinery		1.70%
Terex Corp.	55,277	1,541,123

Professional Services		2.15%
IHS Inc. - Class A**	17,157	1,953,839

Road & Rail		3.14%
Old Dominion Freight Line, Inc.**	36,734	2,852,028

Total Industrials (Cost $9,020,678)		10,030,622

Information Technology		27.51%
Electronic Equipment & Instruments		4.02%
Amphenol Corp. - Class A	67,734	3,644,766

Internet Software & Services		9.30%
LinkedIn Corp. - Class A**	18,445	4,237,001
Pandora Media Inc.**	116,930	2,084,862

	Shares	Market Value
Twitter, Inc.**	59,017	$2,116,940

		8,438,803
Semiconductors & Semi Equipment		3.71%
Applied Materials, Inc.	135,188	3,368,885

Software		10.48%
FireEye Inc.**	85,091	2,687,174
ServiceNow Inc.**	40,050	2,717,392
Splunk Inc.**	32,050	1,889,348
Tableau Software, Inc. - Class A**	26,150	2,216,474

		9,510,388

Total Information Technology (Cost $23,159,237)		24,962,842

Materials		2.70%
Chemicals		2.70%
FMC Corp.	42,962	2,450,123

Total Materials (Cost $3,112,655)		2,450,123

Total Common Stocks (Cost $80,228,520)		88,895,743

MONEY MARKET MUTUAL FUNDS		2.28%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	2,069,830	2,069,830

Total Money Market Mutual Funds (Cost $2,069,830)		2,069,830

Total Investments (Cost $82,298,350)	100.24%	90,965,573

Liabilities in Excess of Other Assets	(0.24%)	(218,455)

Net Assets	100.00%	$90,747,118

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		97.60%
Consumer Discretionary		21.76%
Diversified Consumer Services		2.09%
Grand Canyon Education, Inc.**	3,879	$180,994

Hotels Restaurants & Leisure		3.78%
Del Frisco’s Restaurant Group Inc.**	4,625	109,797
Vail Resorts, Inc.	1,689	153,919
Zoe’s Kitchen Inc.**	2,121	63,439

		327,155

Household Durables		2.31%
iRobot Corp.**	3,030	105,202
Ryland Group Inc.	2,458	94,780

		199,982

Internet & Catalog Retail		0.66%
Zulily Inc. - Class A**	2,459	57,541

Media		4.34%
IMAX Corp. (Canada)**	6,459	199,583
Lions Gate Entertainment Corp.	3,729	119,403
Rentrak Corp.**	776	56,508

		375,494

Specialty Retail		3.67%
Five Below Inc.**	3,469	141,639
Restoration Hardware Holdings, Inc.**	1,840	176,659

		318,298

Textiles Apparel & Luxury Goods		4.91%
Deckers Outdoor Corp.**	1,278	116,349
Kate Spade & Co.**	1,629	52,144
Tumi Holdings Inc.**	4,262	101,137
Vera Bradley Inc.**	2,875	58,593
Vince Holding Corp.**	3,701	96,744

		424,967

Total Consumer Discretionary (Cost $1,829,956)		1,884,431

Consumer Staples		2.91%
Food & Staples Retailing		2.91%
Natural Grocers by Vitamin Cottage, Inc.**	3,812	107,384
PriceSmart, Inc.	1,584	144,493

		251,877

Total Consumer Staples (Cost $254,672)		251,877

	Shares	Market Value
Energy		4.63%
Energy Equipment & Services		0.48%
US Silica Holdings Inc.	1,601	$41,130

Oil Gas & Consumable Fuels		4.15%
Diamondback Energy Inc.**	846	50,574
PDC Energy Inc.**	2,078	85,759
Rice Energy Inc.**	3,171	66,496
Synergy Resources Corp.**	6,212	77,898
Western Refining Inc.	2,090	78,960

		359,687

Total Energy (Cost $496,088)		400,817

Financials		6.52%
Capital Markets		1.73%
Evercore Partners, Inc. - Class A	2,869	150,249

Commercial Banks		2.93%
Eagle Bancorp Inc.**	3,568	126,736
Western Alliance Bancorp**	4,569	127,018

		253,754

Diversified Financial Services		1.86%
MarketAxess Holdings, Inc.	2,241	160,702

Total Financials (Cost $516,619)		564,705

Health Care		25.50%
Biotechnology		10.35%
Acceleron Pharma Inc.**	2,347	91,439
Alnylam Pharmaceuticals Inc.**	1,411	136,867
Clovis Oncology Inc.**	1,394	78,064
Intrexon Corp.**	2,263	62,300
NPS Pharmaceuticals Inc.**	2,442	87,350
OvaScience, Inc.**	3,812	168,567
Puma Biotechnology Inc.**	372	70,409
Sage Therapeutics Inc.**	1,120	40,992
Synageva BioPharma Corp.**	817	75,809
T2 Biosystems Inc.**	4,402	84,695

		896,492

Health Care Equipment & Supplies		7.48%
Align Technology Inc.**	2,263	126,525
AtriCure Inc.**	6,853	136,786
Cardiovascular Systems Inc.**	3,679	110,664
Novadaq Technologies Inc. (Canada)**	4,744	78,845

	Shares	Market Value
OraSure Technologies Inc.**	12,958	$131,394
Veracyte Inc.**	6,633	64,075

		648,289

Health Care Providers & Services		2.57%
IPC The Hospitalist Co. Inc**	1,601	73,470
Team Health Holdings, Inc.**	2,593	149,175

		222,645

Health Care Technology		0.55%
Veeva Systems Inc. - Class A**	1,800	47,538

Pharmaceuticals		4.55%
Akorn Inc.**	2,090	75,658
BioDelivery Sciences International Inc.**	4,790	57,576
Pacira Pharmaceuticals Inc.**	1,329	117,829
Tetraphase Pharmaceuticals, Inc.**	3,598	142,876

		393,939

Total Health Care (Cost $1,901,067)		2,208,903

Industrials		8.26%
Air Freight & Logistics		0.87%
HUB Group Inc. - Class A**	1,977	75,284

Airlines		0.69%
JetBlue Airways Corp.**	3,768	59,761

Building Products		1.97%
Lennox International Inc.	817	77,672
NCI Building Systems Inc.**	5,046	93,452

		171,124

Machinery		1.85%
Commercial Vehicle Group Inc.**	10,306	68,638
Proto Labs Inc.**	1,363	91,539

		160,177

Road & Rail		2.88%
Heartland Express Inc.	4,162	112,416
Saia Inc.**	2,476	137,071

		249,487

Total Industrials (Cost $676,785)		715,833

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value
Information Technology		26.24%
Communications Equipment		1.50%
Arista Networks Inc.**	576	$34,998
Infinera Corp.**	6,453	94,988

		129,986

Electronic Equipment & Instruments		1.48%
IPG Photonics Corp.**	851	63,757
Maxwell Technologies Inc.**	7,137	65,089

		128,846

Internet Software & Services		4.81%
Pandora Media Inc.**	5,026	89,614
Shutterstock Inc.**	1,712	118,299
WebMD Health Corp.**	1,306	51,652
Yelp Inc.**	1,651	90,359
Zillow Inc. - Class A**	628	66,499

		416,423

IT Services		2.97%
Jack Henry & Associates Inc.	1,966	122,167
Virtusa Corp.**	3,244	135,178

		257,345

Semiconductors & Semiconductor Equipment		6.17%
Cavium Inc.**	1,646	101,756
Inphi Corp.**	5,773	106,685
Monolithic Power Systems Inc.	2,607	129,672
Nanometrics Inc.**	3,823	64,303
Rambus Inc.**	5,850	64,876
SunEdison Inc.**	3,439	67,095

		534,387

Software		9.31%
FireEye Inc.**	3,382	106,804
Globant S.A. (Luxembourg)**	4,494	70,196
Guidewire Software Inc.**	1,728	87,489
Proofpoint Inc.**	1,539	74,226
Tableau Software, Inc. - Class A**	1,612	136,633
Take-Two Interactive Software Inc.**	3,265	91,518
Ultimate Software Group Inc.**	805	118,186
Varonis Systems Inc.**	1,640	53,841
Zendesk Inc.**	2,764	67,359

		806,252

Total Information Technology (Cost $2,180,146)		2,273,239

	Shares	Market Value
Materials		1.78%
Chemicals		1.78%
PolyOne Corp.	4,063	$154,028

Total Materials (Cost $149,172)		154,028

Total Common Stocks (Cost $8,004,505)		8,453,833

MONEY MARKET MUTUAL FUNDS		3.11%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	268,956	268,956

Total Money Market Mutual Funds (Cost $268,956)		268,956

Total Investments (Cost $8,273,461)	100.71%	8,722,789

Liabilities in Excess of Other Assets	(0.71%)	(61,085)

Net Assets	100.00%	$8,661,704

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP DIVIDEND FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		98.16%
Consumer Discretionary		13.65%
Hotels Restaurants & Leisure		6.93%
McDonald’s Corp.	18,860	$1,767,182
Sodexo (France)	18,092	1,779,181

		3,546,363

Leisure Equipment & Products		3.07%
Mattel, Inc.	50,810	1,572,315

Textiles Apparel & Luxury Goods		3.65%
LVMH Moet Hennessy Louis Vuitton SA ADR (France)	54,270	1,868,788

Total Consumer Discretionary (Cost $6,822,314)		6,987,466

Consumer Staples		21.49%
Food & Staples Retailing		3.93%
Wal-Mart Stores, Inc.	23,390	2,008,733

Food Products		7.17%
General Mills, Inc.	35,580	1,897,481
Nestle SA ADR (Switzerland)	24,320	1,774,144

		3,671,625

Household Products		7.13%
Kimberly-Clark Corp.	16,700	1,929,518
Reckitt Benckiser Group PLC ADR (United Kingdom)	103,640	1,717,315

		3,646,833

Tobacco		3.26%
British American Tobacco PLC ADR (United Kingdom)	15,480	1,669,054

Total Consumer Staples (Cost $9,482,760)		10,996,245

Energy		8.47%
Oil Gas & Consumable Fuels		8.47%
Occidental Petroleum Corp.	18,390	1,482,418
Royal Dutch Shell PLC ADR (Netherlands)	21,220	1,476,063
Total SA ADR (France)	26,870	1,375,744

		4,334,225

Total Energy (Cost $3,688,677)		4,334,225

	Shares	Market Value
Financials		3.49%
Commercial Banks		3.49%
US Bancorp	39,740	$1,786,313

Total Financials (Cost $1,498,516)		1,786,313

Health Care		17.82%
Health Care Equipment & Supplies		3.58%
Baxter International Inc.	24,980	1,830,784

Pharmaceuticals		14.24%
AbbVie Inc.	30,590	2,001,810
Indivior PLC (United Kingdom)**	4,145	46,839
Novartis AG ADR (Switzerland)	19,090	1,768,879
Pfizer Inc.	59,202	1,844,142
Roche Holding AG ADR (Switzerland)	47,860	1,626,761

		7,288,431

Total Health Care (Cost $6,420,545)		9,119,215

Industrials		11.23%
Aerospace & Defense		11.23%
Cobham PLC (United Kingdom)	371,800	1,876,961
General Dynamics Corp.	14,220	1,956,957
Raytheon Co.	17,690	1,913,527

		5,747,445

Total Industrials (Cost $3,479,709)		5,747,445

Information Technology		11.29%
Computers & Peripherals		3.85%
Apple Inc.	17,870	1,972,491

IT Services		3.94%
Accenture PLC - Class A (Ireland)	22,590	2,017,513

Software		3.50%
Microsoft Corp.	38,520	1,789,254

Total Information Technology (Cost $3,940,729)		5,779,258

	Shares	Market Value
Materials		3.30%
Chemicals		3.30%
Koninklijke DSM NV (Netherlands)	27,600	$1,691,244

Total Materials (Cost $1,920,047)		1,691,244

Utilities		7.42%
Electric Utilities		3.95%
Edison International	30,900	2,023,332

Multi-Utilities		3.47%
Canadian Utilities Ltd. - Class A (Canada)	50,360	1,773,307

Total Utilities (Cost $3,599,078)		3,796,639

Total Common Stocks (Cost $40,852,375)		50,238,050

MONEY MARKET MUTUAL FUNDS		1.82%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	932,203	932,203

Total Money Market Mutual Funds (Cost $932,203)		932,203

Total Investments (Cost $41,784,578)	99.98%	51,170,253

Other Assets in Excess of Liabilities	0.02%	7,684

Net Assets	100.00%	$51,177,937

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP DIVIDEND FUND AS OF DECEMBER 31, 2014 (continued)

Westcore Blue Chip Dividend Fund Country Breakdown as of December 31, 2014
Country	Market Value	%
United States	$28,708,460	56.09%
United Kingdom	5,310,169	10.38%
Switzerland	5,169,784	10.10%
France	5,023,713	9.82%
Netherlands	3,167,307	6.18%
Ireland	2,017,513	3.94%
Canada	1,773,307	3.47%
Total Investments	51,170,253	99.98%
Other Assets in Excess of Liabilities	7,684	0.02%
Net Assets	$51,177,937	100.00%

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

See Notes to Financial Statements.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		98.73%
Basic Materials		9.52%
Chemicals		2.52%
Compass Minerals International Inc.	8,800	$764,104
Eastman Chemical Co.	9,300	705,498

		1,469,602

Forestry & Paper		7.00%
Avery Dennison Corp.	29,900	1,551,212
International Paper Co.	23,500	1,259,130
Rock-Tenn Co. - Class A	21,000	1,280,580

		4,090,922

Total Basic Materials (Cost $4,353,951)		5,560,524

Capital Goods		6.78%
Aerospace/Defense Suppliers		1.45%
CAE Inc.	65,300	849,553

Engineering & Construction		0.97%
EMCOR Group Inc.	12,700	565,023

Industrial Products		2.00%
Parker Hannifin Corp.	4,400	567,380
Regal-Beloit Corp.	8,000	601,600

		1,168,980

Transportation Equipment & Parts		2.36%
Oshkosh Corp.	28,300	1,376,795

Total Capital Goods (Cost $4,063,704)		3,960,351

Commercial Services		2.18%
Business Products & Services		2.18%
Xerox Corp.	91,681	1,270,699

Total Commercial Services (Cost $858,089)		1,270,699

Consumer Cyclical		10.83%
Consumer Durables		2.52%
Whirlpool Corp.	7,600	1,472,424

Department Stores		2.34%
Nordstrom, Inc.	17,200	1,365,508

Motor Vehicle Parts		1.99%
Delphi Automotive PLC (United Kingdom)	16,000	1,163,520

	Shares	Market Value
Publishing & Media		3.98%
Cinemark Holdings Inc.	35,000	$1,245,300
Scripps Networks Interactive Inc. - Class A	14,300	1,076,361

		2,321,661

Total Consumer Cyclical (Cost $5,272,497)		6,323,113

Consumer Staples		5.30%
Beverages: Non-Alcoholic		1.33%
Dr Pepper Snapple Group Inc.	10,800	774,144

Food & Agricultural Products		3.97%
Ingredion Inc.	14,500	1,230,180
Tyson Foods Inc. - Class A	27,150	1,088,444

		2,318,624

Total Consumer Staples (Cost $1,882,112)		3,092,768

Energy		4.28%
Exploration & Production		1.95%
Cimarex Energy Co.	5,500	583,000
SM Energy Co.	14,400	555,552

		1,138,552

Refining & Marketing		2.33%
HollyFrontier Corp.	12,200	457,256
Western Refining Inc.	23,900	902,942

		1,360,198

Total Energy (Cost $2,625,328)		2,498,750

Interest Rate Sensitive		21.82%
Life & Health Insurance		4.85%
CNO Financial Group Inc.	31,500	542,430
Reinsurance Group of America Inc.	10,191	892,935
Unum Group	39,950	1,393,456

		2,828,821

Other Banks		3.49%
BOK Financial Corp.	12,200	732,488
FirstMerit Corp.	31,400	593,146
PacWest Bancorp	15,700	713,722

		2,039,356

Property Casualty Insurance		6.22%
Endurance Specialty Holdings Ltd. (Bermuda)	20,400	1,220,736

	Shares	Market Value
Validus Holdings Ltd. (Bermuda)	28,600	$1,188,616
WR Berkley Corp.	23,900	1,225,114

		3,634,466

Regional Banks		5.09%
Fifth Third Bancorp	55,300	1,126,738
M&T Bank Corp.	6,700	841,654
Zions Bancorporation	35,200	1,003,552

		2,971,944

Securities & Asset Management		2.17%
The NASDAQ OMX Group Inc.	26,400	1,266,144

Total Interest Rate Sensitive (Cost $10,831,932)		12,740,731

Medical/Healthcare		10.49%
Healthcare Services		9.44%
AmerisourceBergen Corp.	16,650	1,501,164
Cardinal Health Inc.	12,200	984,906
Omnicare Inc.	20,350	1,484,125
Universal Health Services, Inc. - Class B	13,900	1,546,514

		5,516,709

Medical Products & Supplies		1.05%
West Pharmaceutical Services, Inc.	11,500	612,260

Total Medical/Healthcare (Cost $3,365,356)		6,128,969

Real Estate Investment Trusts (REITs)		8.94%
Diversified & Specialty Reits		2.19%
Weyerhaeuser Co.	35,700	1,281,273

Healthcare		1.52%
Senior Housing Properties Trust	40,200	888,822

Multi-Family		1.90%
American Campus Communities Inc.	26,800	1,108,448

Office		1.75%
Alexandria Real Estate Equities Inc.	11,500	1,020,510

Retail		1.58%
Taubman Centers Inc.	12,100	924,682

Total Real Estate Investment Trusts (REITs) (Cost $4,465,345)		5,223,735

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value
Technology		7.45%
Computer Software		1.94%
CA Inc.	37,200	$1,132,740

Networking		3.59%
NetApp Inc.	28,500	1,181,325
Plantronics, Inc.	17,300	917,246

		2,098,571

Semiconductors		1.92%
Avago Technologies Ltd. (Singapore)	11,150	1,121,578

Total Technology (Cost $3,060,728)		4,352,889

Transportation		2.00%
Trucking, Shipping, Air Freight		2.00%
Con-way Inc.	23,800	1,170,484

Total Transportation (Cost $992,186)		1,170,484

Utilities		9.14%
Integrated Gas & Electric		2.19%
Xcel Energy Inc.	35,700	1,282,344

Regulated Electric		4.67%
Edison International	20,000	1,309,600
Westar Energy, Inc.	34,350	1,416,594

		2,726,194

Water Utilities		2.28%
American Water Works Co., Inc.	24,950	1,329,835

Total Utilities (Cost $3,707,764)		5,338,373

Total Common Stocks (Cost $45,478,992)		57,661,386

MONEY MARKET MUTUAL FUNDS		1.28%
Bank of New York Cash Reserve (7 Day Yield 0.050%)	3,381	3,381
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	741,359	741,359

Total Money Market Mutual Funds (Cost $744,740)		744,740

	Shares	Market Value

Total Investments (Cost $46,223,732)	100.01%	$58,406,126

Liabilities in Excess of Other Assets	(0.01%)	(4,089)

Net Assets	100.00%	$58,402,037

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		99.42%
Basic Materials		5.12%
Chemicals		3.10%
Compass Minerals International Inc.	80,775	$7,013,693
Innophos Holdings Inc.	55,649	3,252,684

		10,266,377

Forestry & Paper		2.02%
Greif Inc. - Class A	142,100	6,711,383

Total Basic Materials (Cost $14,591,827)		16,977,760

Capital Goods		8.02%
Aerospace/Defense Suppliers		4.26%
Cubic Corp.	152,288	8,016,440
Curtiss-Wright Corp.	86,451	6,102,576

		14,119,016

Electrical Equipment		1.56%
Watts Water Technologies Inc. - Class A	81,290	5,157,038

Industrial Products		2.20%
Hyster-Yale Materials Handling Inc.	52,400	3,835,680
Regal-Beloit Corp.	46,100	3,466,720

		7,302,400

Total Capital Goods (Cost $22,578,222)		26,578,454

Commercial Services		4.83%
Business Products & Services		4.83%
ABM Industries Inc.	112,200	3,214,530
G&K Services Inc. - Class A	83,860	5,941,481
MAXIMUS Inc.	125,150	6,863,226

		16,019,237

Total Commercial Services (Cost $10,176,436)		16,019,237

Consumer Cyclical		11.05%
Clothing & Accessories		5.90%
Brown Shoe Co. Inc.	185,260	5,956,109
The Buckle Inc.	99,100	5,204,732
The Finish Line Inc. - Class A	201,480	4,897,979
Stage Stores Inc.	169,080	3,499,956

		19,558,776

Hard Goods Retail		1.80%
Rent-A-Center Inc./TX	164,000	5,956,480

	Shares	Market Value
Motor Vehicle Parts		1.06%
Standard Motor Products Inc.	92,390	$3,521,907

Publishing & Media		1.03%
AMC Entertainment Holdings Inc. - Class A	131,000	3,429,580

Recreation & Leisure		1.26%
Thor Industries Inc.	74,810	4,179,634

Total Consumer Cyclical (Cost $27,085,120)		36,646,377

Consumer Staples		8.41%
Food & Agricultural Products		4.20%
Dean Foods Co.	718,400	13,922,592

Grocery & Convenience		1.58%
Casey’s General Stores Inc.	58,080	5,245,786

Tobacco		2.63%
Schweitzer-Mauduit International, Inc.	206,350	8,728,605

Total Consumer Staples (Cost $21,113,842)		27,896,983

Energy		4.63%
Exploration & Production		1.40%
Comstock Resources, Inc.	237,300	1,616,013
SM Energy Co.	78,600	3,032,388

		4,648,401

Oil Services		1.95%
Bristow Group Inc.	98,080	6,452,683

Refining & Marketing		1.28%
Western Refining Inc.	112,160	4,237,405

Total Energy (Cost $16,429,835)		15,338,489

Interest Rate Sensitive		27.12%
Life & Health Insurance		1.02%
Primerica Inc.	62,610	3,397,219

Other Banks		10.84%
Bank of the Ozarks Inc.	99,380	3,768,490
Community Bank System Inc.	70,950	2,705,323
FirstMerit Corp.	272,500	5,147,525
Hancock Holding Co.	109,340	3,356,738

	Shares	Market Value
United Community Banks Inc.	241,400	$4,572,116
Valley National Bancorp	700,600	6,802,826
Westamerica Bancorp	97,560	4,782,391
Wintrust Financial Corp.	102,902	4,811,698

		35,947,107

Property Casualty Insurance		5.17%
Argo Group International Holdings Ltd. (Bermuda)	97,800	5,424,966
Endurance Specialty Holdings Ltd. (Bermuda)	99,300	5,942,112
The Hanover Insurance Group Inc.	81,000	5,776,920

		17,143,998

Regional Banks		1.54%
First Horizon National Corp.	375,200	5,095,216

Securities & Asset Management		4.80%
FXCM Inc. - Class A	411,120	6,812,258
Greenhill & Co., Inc	209,000	9,112,400

		15,924,658

Thrifts		3.75%
Iberia Bank Corp.	95,430	6,188,635
Webster Financial Corp.	192,190	6,251,941

		12,440,576

Total Interest Rate Sensitive (Cost $76,999,559)		89,948,774

Medical/Healthcare		3.98%
Medical Products & Supplies		2.94%
West Pharmaceutical Services, Inc.	183,382	9,763,257

Pharmaceuticals		1.04%
Phibro Animal Health Corp. - Class A	109,174	3,444,440

Total Medical/Healthcare (Cost $6,602,860)		13,207,697

Real Estate Investment Trusts (REITs)		9.25%
Diversified & Specialty Reits		3.23%
DuPont Fabros Technology, Inc.	184,080	6,118,819
The Geo Group Inc.	113,420	4,577,631

		10,696,450

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value
Multi-Family		0.99%
Post Properties Inc.	56,079	$3,295,763

Office		3.28%
Education Realty Trust Inc.	160,366	5,867,792
Mack-Cali Realty Corp.	262,000	4,993,720

		10,861,512

Retail		1.75%
CBL & Associates Properties Inc.	299,400	5,814,348

Total Real Estate Investment Trusts (REITs) (Cost $26,911,031)		30,668,073

Technology		10.06%
Computer Software		3.19%
NICE Systems Ltd. ADR (Israel)	208,920	10,581,798

Networking		5.14%
j2 Global Inc.	153,549	9,520,038
Plantronics, Inc.	142,053	7,531,650

		17,051,688

Semiconductors		1.73%
Intersil Corp. - Class A	394,893	5,714,102

Total Technology (Cost $26,910,130)		33,347,588

Transportation		2.28%
Trucking, Shipping, Air Freight		2.28%
Con-way Inc.	154,000	7,573,720

Total Transportation (Cost $6,783,269)		7,573,720

Utilities		4.67%
Gas Utilities		1.03%
WGL Holdings Inc.	62,500	3,413,750

Regulated Electric		3.64%
El Paso Electric Co.	108,440	4,344,107
Portland General Electric Co.	203,870	7,712,402

		12,056,509

Total Utilities (Cost $10,879,018)		15,470,259

Total Common Stocks (Cost $263,736,034)		329,673,411

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.60%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	1,998,358	$1,998,358

Total Money Market Mutual Funds (Cost $1,998,358)		1,998,358

Total Investments (Cost $265,734,392)	100.02%	331,671,769

Liabilities in Excess of Other Assets	(0.02%)	(60,252)

Net Assets	100.00%	$331,611,517

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		97.77%
Basic Materials		5.05%
Forestry & Paper		1.05%
Neenah Paper Inc.	3,878	$233,727
Xerium Technologies Inc.**	9,885	155,985

		389,712

Non-Ferrous Metals		0.63%
Insteel Industries Inc.	9,912	233,725

Other Materials (Rubber & Plastic)		1.12%
Myers Industries Inc.	11,353	199,813
US Concrete Inc.**	7,700	219,065

		418,878

Precious Metals		0.35%
Fortuna Silver Mines Inc. (Canada)**	28,761	130,863

Specialty Chemicals		0.61%
Aceto Corp.	10,452	226,808

Steel		1.29%
Great Northern Iron Ore Properties	4,658	64,746
Handy & Harman Ltd.**	9,021	415,237

		479,983

Total Basic Materials (Cost $1,349,178)		1,879,969

Capital Goods		2.94%
Aerospace/Defense Suppliers		0.34%
Aerovironment Inc.**	4,640	126,440

Engineering & Construction		0.74%
Argan Inc.	8,127	273,392

Industrial Products		1.02%
Lydall Inc.**	7,280	238,930
Northwest Pipe Co.**	4,692	141,323

		380,253

Machinery		0.84%
Douglas Dynamics Inc.	14,657	314,099

Total Capital Goods (Cost $883,188)		1,094,184

Commercial Services		5.78%
Business Products & Services		4.63%
Asta Funding Inc.**	26,014	227,623
CBIZ Inc.**	32,337	276,805
CDI Corp.	11,689	207,012

	Shares	Market Value
Electro Rent Corp.	14,313	$200,955
Intersections Inc.	22,655	88,581
Omnicell Inc.**	4,279	141,720
RPX Corp.**	19,707	271,562
VSE Corp.	4,660	307,094

		1,721,352

IT Services		1.15%
ManTech International Corp. - Class A	9,699	293,201
Support.com Inc.**	64,742	136,605

		429,806

Total Commercial Services (Cost $2,006,018)		2,151,158

Consumer Cyclical		13.41%
Apparel & Footwear Manufacturing		0.65%
Unifi Inc.**	8,107	241,021

Clothing & Accessories		0.62%
Perry Ellis International Inc.**	8,862	229,792

Consumer Durables		1.44%
Skullcandy Inc.**	20,567	189,011
ZAGG, Inc.**	50,928	345,801

		534,812

Hard Goods Retail		0.47%
Haverty Furniture Co. Inc.	7,929	174,517

Homebuilders & Suppliers		0.69%
M/I Homes Inc.**	4,219	96,868
PGT Inc.**	16,590	159,762

		256,630

Motor Vehicle Parts		1.45%
Stoneridge Inc.**	17,567	225,912
Strattec Security Corp.	1,748	144,350
Tower International Inc.**	4,334	110,734
US Auto Parts Network Inc.**	24,593	57,547

		538,543

Publishing & Media		2.71%
Emmis Communications Corp. - Class A**	51,244	95,826
Entravision Communications Corp. - Class A	23,881	154,749
Gray Television Inc.**	17,307	193,838
Lee Enterprises Inc.**	61,591	226,655
The McClatchy Co. - Class A**	85,711	284,561

	Shares	Market Value
Media General Inc.**	3,262	$54,573

		1,010,202

Recreation & Leisure		2.28%
Nautilus Inc.**	11,678	177,272
RCI Hopitality Holdings Inc.**	20,213	202,534
Reading International Inc.**	17,077	226,441
Smith & Wesson Holding Corp.**	11,453	108,460
Winnebago Industries Inc.	6,213	135,195

		849,902

Restaurants		2.11%
Biglari Holdings Inc.**	315	125,846
Denny’s Corp.**	20,416	210,489
Red Robin Gourmet Burgers Inc.**	2,588	199,211
Ruth’s Hospitality Group Inc.	16,517	247,755

		783,301

Specialty Retail		0.99%
1-800-Flowers.com Inc. - Class A**	27,562	227,111
CSS Industries Inc.	5,171	142,926

		370,037

Total Consumer Cyclical (Cost $4,544,156)		4,988,757

Consumer Staples		4.66%
Food & Agricultural Products		2.07%
Chiquita Brands International Inc.**	11,423	165,177
John B Sanfilippo & Son Inc.	7,395	336,472
Omega Protein Corp.**	13,356	141,173
SunOpta Inc. (Canada)**	10,746	127,340

		770,162

Grocery & Convenience		1.56%
Ingles Markets Inc. - Class A	4,406	163,418
The Pantry, Inc.**	11,213	415,554

		578,972

Home Products		0.66%
Libbey Inc.**	7,770	244,289

Tobacco		0.37%
Alliance One International Inc.**	88,363	139,614

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value
Total Consumer Staples (Cost $1,163,610)		$1,733,037

Energy		3.19%
Alternative Energy		0.39%
Pacific Ethanol Inc.**	14,078	145,426

Coal		0.58%
Westmoreland Coal Co.**	6,508	216,131

Exploration & Production		0.36%
Panhandle Oil and Gas Inc. - Class A	5,782	134,605

Oil Services		0.96%
Natural Gas Services Group Inc.**	8,002	184,366
PHI Inc.**	4,589	171,628

		355,994

Refining & Marketing		0.90%
Renewable Energy Group Inc.**	11,671	113,325
REX American Resources Corp.**	3,571	221,295

		334,620

Total Energy (Cost $946,776)		1,186,776

Interest Rate Sensitive		22.81%
Life & Health Insurance		0.71%
National Western Life Insurance Co. - Class A	978	263,327

Other Banks		11.47%
American National Bankshares Inc.	8,411	208,677
BankFinancial Corp.	26,975	319,923
Banner Corp.	6,189	266,251
Central Pacific Financial Corp.	14,583	313,534
Enterprise Financial Services Corp.	11,572	228,316
First Bancorp	14,950	276,127
First Busey Corp.	36,490	237,550
First Community Bancshares Inc.	9,339	153,813
First Financial Corp.	9,036	321,862
First Merchants Corp.	12,151	276,435
Flagstar Bancorp Inc.**	19,628	308,748
Hanmi Financial Corp.	11,949	260,608
Macatawa Bank Corp.	46,366	252,231
MidSouth Bancorp Inc.	8,838	153,251
Peoples Bancorp Inc.	5,731	148,605

	Shares	Market Value
Southwest Bancorp Inc.	16,511	$286,660
United Community Banks Inc.	13,382	253,455

		4,266,046

Property Casualty Insurance		2.63%
Baldwin & Lyons Inc. - Class B	7,418	191,236
EMC Insurance Group Inc. - Class A	3,955	140,244
Federated National Holding Co.	5,537	133,774
HCI Group Inc.	3,371	145,762
United Fire Group Inc.	3,835	114,015
Universal Insurance Holdings Inc.	12,437	254,337

		979,368

Regional Banks		0.98%
Sterling Bancorp	14,732	211,846
Stock Yard Bancorp Inc.	4,586	152,897

		364,743

Securities & Asset Management		1.12%
Capital Southwest Corp.	3,980	150,882
Oppenheimer Holdings Inc. - Class A	7,264	168,888
Pzena Investment Management Inc. - Class A	10,407	98,450

		418,220

Specialty Finance		0.96%
Federal Agricultural Mortgage Corp. - Class C	8,894	269,844
Gladstone Capital Corp.	10,479	86,661

		356,505

Thrifts		4.94%
Arbor Realty Trust Inc.	45,371	307,162
ESSA Bancorp Inc.	14,403	172,836
First Defiance Financial Corp.	8,833	300,852
Great Southern Bancorp, Inc.	8,956	355,285
New York Mortgage Trust Inc.	30,901	238,247
United Community Financial Corp./OH	62,266	334,368
Westfield Financial Inc.	17,672	129,712

		1,838,462

Total Interest Rate Sensitive (Cost $7,479,921)		8,486,671

	Shares	Market Value
Medical/Healthcare		20.06%
Healthcare Services		4.54%
Addus HomeCare Corp.**	6,617	$160,595
Albany Molecular Research Inc.**	9,971	162,328
Capital Senior Living Corp.**	6,337	157,855
The Ensign Group Inc.	2,429	107,823
InfuSystem Holdings, Inc.**	111,187	350,239
LHC Group Inc.**	9,975	311,020
RadNet Inc.**	14,188	121,165
Triple-S Management Corp. - Class B (Puerto Rico)**	13,289	317,740

		1,688,765

Medical Products & Supplies		2.96%
Anika Therapeutics Inc.**	5,873	239,266
Atrion Corp.	883	300,229
Icad Inc.**	13,367	122,575
Kewaunee Scientific Corp.	10,037	178,659
Zeltiq Aesthetics Inc.**	9,356	261,126

		1,101,855

Medical Technology		3.73%
Affymetrix Inc.**	29,844	294,560
BioDelivery Sciences International Inc.**	5,072	60,966
Heska Corp.**	14,616	264,988
Merge Healthcare Inc.**	91,507	325,765
Natus Medical Inc.**	6,845	246,694
NeoGenomics Inc.**	46,543	194,084

		1,387,057

Pharmaceuticals		8.83%
Agenus Inc.**	53,982	214,308
Anacor Pharmaceuticals Inc.**	8,169	263,450
BioCryst Pharmaceuticals Inc.**	9,863	119,934
BioSpecifics Technologies Corp.**	6,569	253,695
Cambrex Corp.**	11,919	257,689
Coronado Biosciences Inc.**	64,210	156,672
CTI BioPharma Corp.**	64,321	151,798
Emergent Biosolutions Inc.**	10,476	285,261
Immunomedics Inc.**	52,616	252,557
Inovio Pharmaceuticals Inc.**	15,140	138,985
Omeros Corp.**	7,173	177,747
Orexigen Therapeutics Inc.**	31,354	190,005
Pozen Inc.**	16,383	131,064
Repligen Corp.**	12,612	249,718

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value
SciClone Pharmaceuticals, Inc.**	28,389	$248,688
Spectrum Pharmaceuticals Inc.**	27,778	192,502

		3,284,073
Total Medical/Healthcare (Cost $6,031,302)		7,461,750

Real Estate Investment Trusts (REITs)		1.07%
Diversified & Specialty Reits		0.22%
Winthrop Realty Trust	5,143	80,180

Retail		0.85%
Agree Realty Corp.	10,212	317,491

Total Real Estate Investment Trusts (REITs)
(Cost $348,424)		397,671

Technology		17.72%
Cable/Satellite/Telecomm Services		4.13%
Alaska Communications Systems Group Inc.**	166,020	297,176
Consolidated Communications Holdings Inc.	10,892	303,124
FairPoint Communications Inc.**	16,783	238,486
IDT Corp. - Class B	9,200	186,852
Inteliquent, Inc.	17,354	340,659
Spok Holdings Inc.	9,866	171,274

		1,537,571

Computer Software		7.07%
Dice Holdings Inc.**	31,404	314,354
EnerNOC Inc.**	11,297	174,539
Evolving Systems Inc.	17,854	167,292
IntraLinks Holdings Inc.**	22,136	263,418
Lionbridge Technologies Inc.**	25,557	146,953
Mind CTI Ltd. (Israel)	57,890	227,508
Net 1 UEPS Technologies Inc. (South Africa)**	19,837	226,142
Reis Inc.	13,917	364,208
TechTarget, Inc.**	33,263	378,200
TeleCommunication Systems Inc. - Class A**	61,201	190,947
VASCO Data Security International Inc.**	6,241	176,058

		2,629,619

Electronic Equipment		2.85%
Bel Fuse Inc. - Class B	8,219	224,708
CalAmp Corp.**	6,634	121,402

	Shares	Market Value
Checkpoint Systems Inc.**	14,071	$193,195
CTS Corp.	14,170	252,651
Methode Electronics Inc.	7,346	268,202

		1,060,158

Networking		1.97%
Emulex Corp.**	18,010	102,117
Ituran Location and Control Ltd. (Israel)	12,100	266,200
Preformed Line Products Co.	1,789	97,733
ShoreTel Inc.**	36,211	266,151

		732,201

Semiconductor Cap Equipment		1.31%
Cascade Microtech Inc.**	16,802	245,477
Ultra Clean Holdings Inc.**	26,128	242,468

		487,945

Semiconductors		0.39%
Silicon Image Inc.**	26,022	143,642

Total Technology (Cost $5,480,306)		6,591,136

Transportation		0.54%
Airlines		0.54%
Hawaiian Holdings, Inc.**	7,764	202,252

Total Transportation (Cost $47,149)		202,252

Utilities		0.54%
Gas Utilities		0.54%
Chesapeake Utilities Corp.	4,082	202,712

Total Utilities (Cost $146,973)		202,712

Total Common Stocks (Cost $30,427,001)		36,376,073

MONEY MARKET MUTUAL FUNDS		2.21%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	821,049	821,049

Total Money Market Mutual Funds
(Cost $821,049)		821,049

Total Investments (Cost $31,248,050)	99.98%	37,197,122

	Shares	Market Value
Other Assets in Excess of Liabilities	0.02%	$8,947

Net Assets	100.00%	$37,206,069

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
COMMON STOCKS		101.88%
Consumer Discretionary		41.03%
Diversified Consumer Services		3.15%
Slater & Gordon Ltd. (Australia)	1,790,322	$9,284,921

Hotels Restaurants & Leisure		7.88%
MTY Food Group, Inc. (Canada)	358,962	10,415,398
REXLot Holdings Ltd. (Hong Kong)	159,147,267	12,807,736

		23,223,134

Household Durables		2.91%
Haier Electronics Group Co. Ltd. (Hong Kong)	3,618,051	8,559,183

Internet & Catalog Retail		3.30%
Webjet Ltd. (Australia)(1)	4,132,223	9,707,043

Media		10.55%
CTS Eventim AG (Germany)	104,645	3,083,026
ITE Group PLC (United Kingdom)	4,026,364	10,040,793
Pico Far East Holdings Ltd. (Hong Kong)	51,647,163	11,855,074
Rightmove PLC (United Kingdom)	175,458	6,118,777

		31,097,670

Multiline Retail		2.71%
Woolworths Holdings Ltd. (South Africa)	1,204,562	7,988,337

Specialty Retail		2.04%
Bonjour Holdings Ltd. (Hong Kong)	54,756,868	5,994,160

Textiles Apparel & Luxury Goods		8.49%
Burberry Group PLC (United Kingdom)	310,652	7,881,781
Ports Design Ltd. (Hong Kong)**	16,067,813	4,889,974
Xtep International Holdings Ltd. (Hong Kong)	30,486,971	12,254,204

		25,025,959

Total Consumer Discretionary (Cost $131,001,138)		120,880,407

	Shares	Market Value
Consumer Staples		2.61%
Food & Staples Retailing		2.61%
Tsuruha Holdings Inc. (Japan)	132,891	$7,689,493

Total Consumer Staples (Cost $5,158,163)		7,689,493

Energy		2.11%
Energy Equipment & Services		2.11%
TGS Nopec Geophysical Co. ASA (Norway)	288,290	6,226,123

Total Energy (Cost $7,223,132)		6,226,123

Financials		12.93%
Capital Markets		6.04%
Ashmore Group PLC (United Kingdom)	138,942	601,706
Azimut Holding SpA (Italy)	448,806	9,750,045
CETIP SA - Mercados Organizados (Brazil)	614,169	7,439,712

		17,791,463

Diversified Financial Services		1.62%
IG Group Holdings PLC (United Kingdom)	427,275	4,774,611

Insurance		3.14%
Admiral Group PLC (United Kingdom)	451,033	9,252,989

Thrifts & Mortgage Finance		2.13%
Home Capital Group Inc. (Canada)	152,152	6,284,881

Total Financials (Cost $25,374,301)		38,103,944

Health Care		4.27%
Pharmaceuticals		4.27%
China Medical System Holdings Ltd. (China)	5,260,610	8,666,819
Sino Biopharmaceutical Ltd. (Hong Kong)	4,352,985	3,922,500

		12,589,319

Total Health Care (Cost $6,004,628)		12,589,319

	Shares	Market Value
Industrials		23.33%
Commercial Services & Supplies		13.04%
Credit Corp. Group Ltd. (Australia)(1)	2,631,692	$20,958,430
Mears Group PLC (United Kingdom)	1,499,693	8,782,152
Prestige International Inc. (Japan)	1,098,407	8,679,845

		38,420,427

Construction & Engineering		5.97%
Cardno Ltd. (Australia)	2,626,647	7,273,471
Decmil Group Ltd. (Australia)(1)	8,667,723	10,309,553

		17,583,024

Machinery		1.52%
Andritz AG (Austria)	11,494	631,897
Rotork PLC (United Kingdom)	106,989	3,853,954

		4,485,851

Trading Companies & Distributors		2.80%
Diploma PLC (United Kingdom)	738,576	8,242,413

Total Industrials (Cost $63,801,947)		68,731,715

Information Technology		15.60%
Electronic Equipment & Instruments		3.12%
PAX Global Technology Ltd. (Hong Kong)**	8,990,129	9,208,638

IT Services		6.80%
CANCOM SE (Germany)	339,311	14,312,293
KGInicis Co. Ltd. (South Korea)	351,874	5,716,260

		20,028,553

Software		5.68%
Magic Software Enterprises Ltd. (Israel)	1,781,780	10,601,591
Totvs S.A. (Brazil)	466,066	6,136,600

		16,738,191

Total Information Technology (Cost $44,681,327)		45,975,382

Total Common Stocks (Cost $283,244,636)		300,196,383

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2014 (continued)

	Shares	Market Value

Total Investments (Cost $283,244,636)	101.88%	$300,196,383

Liabilities in Excess of Other Assets	(1.88%)	(5,539,158)

Net Assets	100.00%	$294,657,225

Westcore International Small-Cap Fund Country Breakdown as of December 31, 2014
Country	Market Value	%
Hong Kong	$69,491,469	23.59%
United Kingdom	59,549,176	20.21%
Australia	57,533,418	19.53%
Germany	17,395,319	5.90%
Canada	16,700,279	5.66%
Japan	16,369,338	5.56%
Brazil	13,576,312	4.61%
Israel	10,601,591	3.60%
Italy	9,750,045	3.31%
China	8,666,819	2.94%
South Africa	7,988,337	2.71%
Norway	6,226,123	2.11%
South Korea	5,716,260	1.94%
Austria	631,897	0.21%
Total Investments	300,196,383	101.88%
Liabilities in Excess of Other Assets	(5,539,158)	(1.88%)
Net Assets	$294,657,225	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1)     Affiliated Security

**    Non-income producing security.

See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts

Contract Description	Counterparty	Contracted Amount	Purchase/ Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

AUD	BNY Mellon	44,890,145	Sale	03/25/2015	$36,599,833	$36,421,849	$177,984
HKD	BNY Mellon	556,223,044	Sale	03/25/2015	71,758,910	71,725,521	33,389
ILS	BNY Mellon	12,426,974	Purchase	03/25/2015	3,181,195	3,187,189	5,994
KRW	BNY Mellon	6,984,456,600	Sale	03/25/2015	6,436,872	6,329,960	106,912
NZD	BNY Mellon	4,487,161	Purchase	03/25/2015	3,456,729	3,471,220	14,491

							$338,770

BRL	BNY Mellon	40,210,171	Sale	03/25/2015	$14,188,987	$14,769,034	$(580,048)
CAD	BNY Mellon	21,806,799	Sale	03/25/2015	18,713,464	18,734,771	(21,307)
CHF	BNY Mellon	13,612,164	Purchase	03/25/2015	14,187,539	13,714,492	(473,047)
DKK	BNY Mellon	36,052,595	Purchase	03/25/2015	6,062,765	5,862,546	(200,219)
EUR	BNY Mellon	34,957,146	Purchase	03/25/2015	43,738,381	42,332,746	(1,405,635)
GBP	BNY Mellon	1,900,573	Purchase	03/25/2015	2,989,045	2,960,194	(28,851)
JPY	BNY Mellon	8,834,583,127	Purchase	03/25/2015	75,429,637	73,815,789	(1,613,848)
NOK	BNY Mellon	7,016,819	Sale	03/25/2015	937,038	939,166	(2,128)
SEK	BNY Mellon	102,637,073	Purchase	03/25/2015	13,471,218	13,170,266	(300,952)
SGD	BNY Mellon	10,081,922	Purchase	03/25/2015	7,725,332	7,600,833	(124,499)
ZAR	BNY Mellon	111,038,577	Sale	03/25/2015	9,310,622	9,463,448	(152,826)

							$(4,903,360)

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
PREFERRED STOCKS		2.78%
Financials		2.78%
Financial Services		2.04%
ING Groep NV (Netherlands),
6.125%	$29,000	$733,120
Royal Bank of Scotland Group PLC,
6.400%	24,000	591,840

		1,324,960

Real Estate Investment Trusts (REITs)		0.74%
Hotels (REITs)		0.74%
Hersha Hospitality Trust, Series B, 8.000%	18,600	479,322

Total Financials (Cost $1,796,460)		1,804,282

Total Preferred Stock (Cost $1,796,460)		1,804,282

EXCHANGE TRADED FUNDS		1.94%
Exchange Traded Funds		1.94%
Exchanged Traded Funds		1.94%
iShares iBoxx $ High Yield Corporate Bond ETF	14,000	1,254,400

Total Exchange Traded Funds (Cost $1,258,412)		1,254,400

Total Exchange Traded Funds (Cost $1,258,412)		1,254,400

	Principal Amount	Market Value
CORPORATE BONDS		91.08%
Basic Materials		0.98%
Chemicals		0.98%
Compass Minerals International Inc. - 144A,
4.875%, 7/15/2024(1)	$650,000	$633,750

Total Basic Materials (Cost $638,625)		633,750

Financials		11.02%
Financial Services		3.15%
Emigrant Capital Trust II - 144A,
2.553%, 4/14/2034(1)(2)	500,000	345,000
General Motors Financial Co. Inc,
4.250%, 5/15/2023	425,000	434,516
Provident Funding Associates LP / PFG Finance Corp. - 144A:
10.125%, 2/15/2019(1)	600,000	633,000
6.750%, 6/15/2021(1)	650,000	633,750

		2,046,266

	Principal Amount	Market Value
Insurance		1.88%
Zurich Reinsurance Inc., 7.125%, 10/15/2023	$1,000,000	$1,222,309

Real Estate Investment Trusts (REITs)		5.13%
Omega Healthcare Investors, Inc.,
5.875%, 3/15/2024	1,500,000	1,601,250

Timber (REITs)		2.66%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,725,000

Savings & Loans		0.86%
Washington Mutual Bank,
5.550%, 6/16/2010**(3)	2,000,000	557,500

Total Financials (Cost $7,939,463)		7,152,325

Industrials		77.41%
Aerospace & Defense		2.09%
Huntington Ingalls Industries Inc.,
7.125%, 3/15/2021	1,250,000	1,356,250

Airlines		1.61%
American Airlines 2013-2 Class A Pass Through Trust,
4.950%, 1/15/2023	943,968	1,011,226
Continental Airlines Inc., Pass-Through Certificates, Series 1999-1B, Class B,
6.795%, 8/2/2018	33,261	34,757

		1,045,983

Autos		3.90%
General Motors Co. - 144A,
4.875%, 10/2/2023(1)	575,000	618,125
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	1,644,000	1,911,150

		2,529,275

Building Materials		3.83%
USG Corp. - 144A,
8.375%, 10/15/2018(1)	1,500,000	1,574,250
Vulcan Materials Co.,
7.000%, 6/15/2018	825,000	911,625

		2,485,875

Cable & Media		2.89%
AMC Networks Inc.,
4.750%, 12/15/2022	675,000	658,125

	Principal Amount	Market Value
Virgin Media/Secured Finance PLC (United Kingdom),
5.250%, 1/15/2021	$1,160,000	$1,218,000

		1,876,125

Commercial Services		0.40%
Iron Mountain Inc.,
8.375%, 8/15/2021	248,000	258,850

Consumer Products		6.63%
Activision Blizzard Inc. - 144A,
6.125%, 9/15/2023(1)	625,000	675,000
Constellation Brands Inc.,
6.000%, 5/1/2022	925,000	1,026,750
Jarden Corp.,
6.125%, 11/15/2022	1,250,000	1,309,375
The WhiteWave Foods Co.,
5.375%, 10/1/2022	1,250,000	1,290,625

		4,301,750

Energy-Non Utility		19.85%
Boardwalk Pipelines LP,
3.375%, 2/1/2023	750,000	684,409
Concho Resources, Inc., 5.500%, 4/1/2023	1,325,000	1,337,853
Denbury Resources Inc.,
6.375%, 8/15/2021	1,500,000	1,432,500
Enterprise Products Operating LLC, Series B,
7.034%, 1/15/2068(2)	750,000	823,220
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.:
6.750%, 11/1/2020	1,425,000	1,489,125
4.500%, 7/15/2023	325,000	314,438
Range Resources Corp.:
5.750%, 6/1/2021	1,000,000	1,037,500
5.000%, 8/15/2022	1,000,000	1,005,000
Sabine Pass LNG LP,
7.500%, 11/30/2016	1,750,000	1,828,750
Tesoro Corp.,
5.375%, 10/1/2022	1,500,000	1,526,250
Whiting Petroleum Corp.,
5.750%, 3/15/2021	1,500,000	1,395,000

		12,874,045

Healthcare		2.03%
DaVita Inc.,
6.625%, 11/1/2020	1,250,000	1,316,406

Leasing		1.01%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(1)	575,000	654,062

2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
Leisure		6.12%
Royal Caribbean Cruises Ltd. (Liberia):
5.250%, 11/15/2022	$875,000	$923,125
7.500%, 10/15/2027	800,000	904,000
Speedway Motorsports Inc.,
6.750%, 2/1/2019	1,253,000	1,296,855
Vail Resorts, Inc.,
6.500%, 5/1/2019	816,000	846,090

		3,970,070

Metals & Mining		4.43%
FMG Resources August 2006 Pty Ltd. - 144A (Australia),
8.250%, 11/1/2019(1)	1,500,000	1,370,625
Newmont Mining Corp.,
3.500%, 3/15/2022	500,000	470,315
Peabody Energy Corp.,
7.375%, 11/1/2016	1,000,000	1,032,500

		2,873,440

Other Industrials		4.11%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	1,500,000	1,552,500
Masco Corp.,
5.950%, 3/15/2022	1,000,000	1,115,000

		2,667,500

Packaging & Containers		4.64%
Ball Corp.,
5.750%, 5/15/2021	1,275,000	1,341,937
Crown Americas LLC / Crown Americas Capital Corp. III,
6.250%, 2/1/2021	1,575,000	1,665,563

		3,007,500

Retail		2.83%
Limited Brands Inc., 7.000%, 5/1/2020	1,250,000	1,425,000
Tesco PLC - 144A (Great Britain),
6.150%, 11/15/2037(1)	425,000	411,026
Winn-Dixie Stores Inc., Series Escrow Units,
4/1/2008**(3)(4)(5)	2,150,000	0

		1,836,026

Technology		1.56%
Amkor Technology Inc.: 7.375%, 5/1/2018	500,000	517,500
6.625%, 6/1/2021	500,000	497,500

		1,015,000

	Principal Amount	Market Value
Telecomm & Related		5.87%
Frontier Communications Corp.,
8.500%, 4/15/2020	$1,750,000	$1,960,000
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(1)(4)	1,649,060	1,845,381

		3,805,381

Textiles, Apparel & Luxury Goods		2.05%
Hanesbrands Inc., 6.375%, 12/15/2020	1,250,000	1,331,250

Transportation		1.56%
Gulfmark Offshore Inc., 6.375%, 3/15/2022	1,340,000	1,011,700

Total Industrials (Cost $49,332,928)		50,216,488

Utilities		1.67%
Utilities		1.67%
Calpine Corp Escrow, 8.750%, 7/15/2013**(3)(4)(5)	200,000	0
NRG Energy Inc., 7.875%, 5/15/2021	1,000,000	1,082,500

		1,082,500

Total Utilities (Cost $1,104,174)		1,082,500

Total Corporate Bonds (Cost $59,015,190)		59,085,063

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		5.06%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	3,280,716	$3,280,716

Total Money Market Mutual Funds (Cost $3,280,716)		3,280,716

Total Investments (Cost $65,350,778)	100.86%	65,424,461

Liabilities in Excess of Other Assets	(0.86%)	(554,943)

Net Assets	100.00%	$64,869,518

** Non-income producing security. See Notes to Financial Statements.

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2014 (continued)

(1)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets

Activision Blizzard, Inc. - 144A	6.125%	09/15/2023	12/1/2014	$680,846	$675,000	1.04%^
Aviation Capital Group Corp. - 144A	6.750%	04/06/2021	12/7/2011	554,516	654,062	1.01%^
Compass Minerals International, Inc. - 144A	4.875%	07/15/2024	10/23/2014	638,625	633,750	0.98%^
Emigrant Capital Trust II - 144A	2.553%	04/14/2034	8/11/2004	498,173	345,000	0.53%
FMG Resources August 2006 Pty Ltd. - 144A	8.250%	11/01/2019	10/18/2013 - 5/30/2014	1,625,439	1,370,625	2.11%^
General Motors Co. - 144A	4.875%	10/02/2023	6/12/2014	604,730	618,125	0.95%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	10.125%	02/15/2019	5/20/2014	643,299	633,000	0.98%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.750%	06/15/2021	11/5/2014 - 11/12/2014	652,948	633,750	0.98%^
Tesco PLC - 144A	6.150%	11/15/2037	10/7/2014 - 10/16/2014	452,488	411,026	0.63%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	1,481,657	1,845,381	2.85%
USG Corp. - 144A	8.375%	10/15/2018	11/9/2010 - 10/25/2011	1,467,164	1,574,250	2.43%^

				$9,299,885	$9,393,969	14.49%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 11.11% of the Fund’s net assets as of December 31, 2014

(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(4)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2014 these securities represented 2.84% of the Fund’s net assets.
(5)	Security in default on interest payments. The issuer defaulted on the maturity payment, pending the outcome of bankruptcy filing. Security deemed to be liquid under procedures approved by the Fund’s Board of Trustees.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2014

	Shares	Market Value
PREFERRED STOCKS		0.66%
Financials		0.61%
Financial Services		0.61%
First Tennessee Bank - 144A,
3.750%,
2/10/2015(1)(2)	1,500	$1,065,375
ING Groep NV (Netherlands),
6.125%	161,818	4,090,759
Royal Bank of Scotland Group PLC (Great Britain):
6.400%	100,000	2,466,000
6.350%	60,000	1,485,000

		9,107,134

Total Financials (Cost $9,547,668)		9,107,134

Utilities		0.05%
Utilities		0.05%
Southern California Edison,
5.349%(1)	7,638	769,290

Total Utilities (Cost $763,800)		769,290

Total Preferred Stock (Cost $10,311,468)		9,876,424

	Principal Amount	Market Value
CORPORATE BONDS		45.24%
Financials		17.85%
Financial Services		11.50%
American Express Credit Corp.,
2.800%, 9/19/2016	$13,800,000	$14,215,545
Anadarko Finance Co.,
Series B, 7.500%,
5/1/2031	11,100,000	14,635,161
Bank of America Corp.,
5.000%, 5/13/2021	5,950,000	6,648,447
BB&T Corp.,
6.850%, 4/30/2019	4,150,000	4,927,897
Citigroup Inc.,
5.375%, 8/9/2020	5,475,000	6,230,249
City National Corp.,
5.250%, 9/15/2020	16,475,000	18,368,406
Emigrant Capital Trust II - 144A, 2.553%, 4/14/2034(1)(2)	850,000	586,500
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,449
First Tennessee Bank NA,
2.950%, 12/1/2019	10,975,000	10,954,246
FMR Corp. - 144A,
7.490%, 6/15/2019(2)	5,000,000	6,026,880

	Principal Amount	Market Value
General Electric Capital Corp.,
2.300%, 4/27/2017	$13,950,000	$14,297,188
General Motors Financial Co. Inc,
4.250%, 5/15/2023	3,200,000	3,271,648
JPMorgan Chase & Co.,
4.400%, 7/22/2020	7,150,000	7,756,184
PNC Funding Corp.:
4.250%, 9/15/2015	6,845,000	6,999,101
4.375%, 8/11/2020	7,525,000	8,222,432
Provident Funding Associates LP / PFG Finance Corp. - 144A,
6.750%, 6/15/2021(2)	7,325,000	7,141,875
The Toronto-Dominion Bank (Canada),
2.250%, 11/5/2019	5,000,000	5,015,650
UBS AG/Stamford CT (Switzerland),
2.375%, 8/14/2019	12,075,000	12,082,148
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,289,928
Validus Holdings Ltd. (Bermuda),
8.875%, 1/26/2040	5,175,000	7,254,139
Wachovia Corp.,
5.625%, 10/15/2016	14,250,000	15,335,152

		173,284,225

Insurance		1.11%
Berkshire Hathaway Finance Corp.,
1.600%, 5/15/2017	5,325,000	5,373,963
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	10,927,807
Prudential Financial, Series MTNB,
4.346%, 5/12/2015(1)	101,792	102,222
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	200,000	244,462

		16,648,454

Savings & Loans		0.09%
Washington Mutual Bank,
2.969%, 6/16/2010**(3)	5,000,000	1,393,750

Real Estate Investment Trusts (REITs)		4.41%
Cell Tower (REITs)		0.27%
American Tower Corp.,
5.900%, 11/1/2021	3,575,000	4,029,955

Diversified (REITs)		1.13%
Washington REIT:
4.950%, 10/1/2020	13,825,000	15,002,987
3.950%, 10/15/2022	2,025,000	2,029,096

		17,032,083

	Principal Amount	Market Value
Healthcare (REITs)		1.50%
Omega Healthcare Investors, Inc.,
5.875%, 3/15/2024	$10,450,000	$11,155,375
Ventas Realty LP / Ventas Capital Corp.,
4.750%, 6/1/2021	10,500,000	11,427,707

		22,583,082

Regional Malls (REITs)		0.86%
Simon Property Group LP:
7.375%, 6/15/2018	2,868,000	3,374,813
4.375%, 3/1/2021	8,775,000	9,648,033

		13,022,846

Shopping Centers (REITs)		0.04%
Weingarten Realty Investors,
6.640%, 7/15/2026	545,000	658,963

Timber (REITs)		1.35%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,494,049
Potlatch Corp.,
7.500%, 11/1/2019	15,521,000	17,849,150

		20,343,199

Total Financials (Cost $263,309,836)		268,996,557

Industrials		22.78%
Aerospace & Defense		0.58%
Exelis, Inc.,
5.550%, 10/1/2021	8,132,000	8,788,765

Airlines		0.70%
American Airlines 2013-2 Class A Pass Through Trust,
4.950%, 1/15/2023	9,793,670	10,491,469

Autos		1.11%
BMW US Capital Inc. - 144A,
5.730%, 5/1/2015(2)(4)	12,000,000	12,198,720
General Motors Co. - 144A,
4.875%, 10/2/2023(2)	4,200,000	4,515,000

		16,713,720

Cable & Media		0.46%
AMC Networks Inc.,
4.750%, 12/15/2022	3,737,000	3,643,575
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,282,863

		6,926,438

Chemicals		0.94%
The Dow Chemical Co.,
8.550%, 5/15/2019	11,375,000	14,155,209

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
Coal		0.48%
Peabody Energy Corp.,
7.375%, 11/1/2016	$7,075,000	$7,304,938

Consumer Products		0.97%
Constellation Brands Inc.,
6.000%, 5/1/2022	6,275,000	6,965,250
The WhiteWave Foods Co.,
5.375%, 10/1/2022	7,375,000	7,614,688

		14,579,938

Energy-Non Utility		5.97%
Boardwalk Pipelines LP,
3.375%, 2/1/2023	7,925,000	7,231,927
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,218,648
Concho Resources, Inc.,
5.500%, 4/1/2023	7,050,000	7,118,385
Devon Energy Corp.,
3.250%, 5/15/2022	9,750,000	9,593,512
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.:
6.750%, 11/1/2020	6,820,000	7,126,900
4.500%, 7/15/2023	2,484,000	2,403,270
Range Resources Corp.,
5.750%, 6/1/2021	13,575,000	14,084,063
Sabine Pass LNG LP,
7.500%, 11/30/2016	6,625,000	6,923,125
Southwestern Energy Co.,
7.500%, 2/1/2018	5,520,000	6,223,209
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	89,712
7.000%, 10/15/2028	9,775,000	11,863,605
8.375%, 6/15/2032	2,600,000	3,425,152
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,110,527
Whiting Petroleum Corp.,
5.750%, 3/15/2021	7,000,000	6,510,000

		89,922,035

Food & Beverages		3.13%
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	11,550,000	14,002,238
The Coca-Cola Co.,
1.500%, 11/15/2015	6,000,000	6,060,924
PepsiCo Inc.,
2.500%, 5/10/2016	15,000,000	15,333,165
Sysco Corp.,
3.000%, 10/2/2021	10,475,000	10,649,723
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,148,222

		47,194,272

	Principal Amount	Market Value
Leisure		1.04%
Royal Caribbean Cruises Ltd. (Liberia):
5.250%, 11/15/2022	$4,200,000	$4,431,000
7.500%, 10/15/2027	3,850,000	4,350,500
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	6,045,000	6,886,023

		15,667,523

Metals & Mining		0.66%
BHP Billiton Finance USA Ltd. (Australia),
6.500%, 4/1/2019	5,025,000	5,911,767
Newmont Mining Corp.,
3.500%, 3/15/2022	4,325,000	4,068,220

		9,979,987

Paper & Forestry		0.68%
West Fraser Timber Co. Ltd. - 144A (Canada),
4.350%, 10/15/2024(2)	10,675,000	10,223,512

Retail		2.86%
Costco Wholesale Corp.,
1.700%, 12/15/2019	13,975,000	13,739,004
Tesco PLC - 144A (Great Britain),
6.150%, 11/15/2037(2)	11,425,000	11,049,357
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	18,308,067

		43,096,428

Telecomm & Related		2.46%
America Movil SAB de CV (Mexico),
5.000%, 10/16/2019	6,975,000	7,734,647
AT&T Inc.:
2.375%, 11/27/2018	7,300,000	7,363,357
Series WI,
5.350%, 9/1/2040	3,450,000	3,749,170
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(2)(4)	4,214,265	4,715,973
Verizon Communications, Inc.:
3.000%, 11/1/2021	1,925,000	1,901,405
5.150%, 9/15/2023	10,475,000	11,575,022

		37,039,574

Transportation		0.74%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	3,325,000	3,729,610
6.150%, 5/1/2037	4,325,000	5,711,569
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,656,516

		11,097,695

Total Industrials (Cost $333,918,807)		343,181,503

	Principal Amount	Market Value
Utilities		4.61%
Utilities		4.61%
Commonwealth Edison Co.,
Series 104,
5.950%, 8/15/2016	$7,375,000	$7,958,613
Consumers Energy Co.,
Series B,
6.875%, 3/1/2018	1,564,000	1,792,743
Duke Energy Carolinas LLC:
Series C,
7.000%, 11/15/2018	4,285,000	5,083,973
3.900%, 6/15/2021	4,275,000	4,610,818
FPL Group Capital Inc.,
2.600%, 9/1/2015	3,200,000	3,234,160
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	1,066,552
Nevada Power Co.,
Series M,
5.950%, 3/15/2016	3,287,000	3,481,255
Series R,
6.750%, 7/1/2037	2,850,000	4,047,721
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	16,717,690
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,300,850
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,451,189
Tenaska Alabama II Partners LP - 144A,
6.125%, 3/30/2023(2)	183,187	201,614
Tenaska Virginia Partners LP - 144A,
6.119%, 3/30/2024(2)	167,992	186,696
Westar Energy, Inc.,
8.625%, 12/1/2018	9,950,000	12,333,373
WPD Holdings Inc - 144A (United Kingdom),
7.250%, 12/15/2017(2)	875,000	987,959

		65,407,485

Total Utilities (Cost $61,615,534)		69,455,206

Total Corporate Bonds (Cost $658,844,177)		681,633,266

MUNICIPAL BONDS		3.40%
California		1.00%
City of San Francisco CA Public Utilities Commission Water Revenue,
6.000%, 11/1/2040	11,750,000	15,121,192

District Of Columbia		0.78%
Metropolitan Washington Airports Authority
Dulles Toll Road Revenue,
7.462%, 10/1/2046	8,600,000	11,713,372

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
Texas		0.23%
The University of Texas System,
6.276%, 8/15/2041	$3,026,000	$3,502,777
Washington		1.39%
Washington State Build America Bonds: Series FUEL SALES TAX REVENUE,
5.090%, 8/1/2033	5,900,000	6,843,056
Series AD
VALOREM PROPERTY TAX,
5.481%, 8/1/2039	8,400,000	10,610,040
Washington State Convention Center Public Facilities District, Series HOTEL OCCUPANCY TAX,
6.790%, 7/1/2040	2,725,000	3,425,979

		20,879,075

Total Municipal Bonds (Cost $48,883,939)		51,216,416

ASSET-BACKED SECURITIES,
COMMERCIAL MORTGAGE-
BACKED SECURITIES,
RESIDENTIAL MORTGAGE-
BACKED SECURITIES & AGENCY
MORTGAGE-BACKED SECURITIES		30.18%
Asset-Backed Securities		1.25%
Aircraft Lease Securitisation Ltd. - 144A,
Series 2007-1A, Class G3,
0.417%, 5/10/2032(1)(2)	3,099,904	3,049,531
Centerpoint Energy Transition Bond Co. III LLC,
Series 2008-A, Class A1,
4.192%, 2/1/2017	1,614,526	1,660,500
Honda Auto Receivables Owner Trust,
Series 2012-2, Class A4,
0.910%, 6/15/2015	4,200,000	4,207,396
Marriott Vacation Club Owner Trust - 144A,
Series 2010-1A, Class A,
3.540%, 10/20/2032(2)	2,948,525	3,051,075
Toyota Auto Receivables Owner Trust:
Series 2012-A, Class A3,
0.750%, 2/16/2016	1,894,866	1,895,868
Series 2012-A, Class A4,
0.990%, 8/15/2017	5,000,000	5,011,950

Total Asset-Backed Securities (Cost $18,601,010)		18,876,320

	Principal Amount	Market Value
Commercial Mortgage- Backed Securities		1.43%
Crown Castle Towers LLC - 144A:
5.495%, 1/15/2017(2)	$4,500,000	$4,770,405
6.113%, 1/15/2020(2)	8,975,000	10,333,438
4.883%, 8/15/2020(2)	5,900,000	6,502,249

Total Commercial Mortgage-Backed Securities (Cost $19,375,000)		21,606,092

Residential Mortgage- Backed Securities		2.79%
American Home Mortgage Investment Trust 2004-4,
Series 2004-4, Class 6A1,
5.096%, 2/25/2045(1)	5,056,764	5,302,614
Banc of America Funding Trust: Class 2A4,
5.500%, 8/25/2035	493,910	491,706
Series 2005-4, Class 1A4,
5.500%, 8/25/2035	261,463	262,583
Banc of America Mortgage Securities Inc.:
Series 2003-G, Class 2A1,
2.610%, 8/25/2033(1)	3,819,417	3,847,776
Series 2005-8, Class A14,
5.500%, 9/25/2035	547,991	157,872
Banc of America Mortgage Trust,
Series 2003-E, Class 3A1,
2.622%, 6/25/2033(1)	3,091,648	3,089,588
Bear Stearns Co.,
Series 2003-AC4, Class A,
5.500%, 9/25/2033(5)	4,790,590	4,974,257
CWABS Asset-Backed Certificates Trust 2005-1,
Series 2005-1, Class AF6,
5.030%, 7/25/2035(1)	2,563,174	2,618,295
GSR Mortgage Loan Trust 2005-3F,
Series 2005-3F, Class 2A3,
6.000%, 3/25/2035(1)	2,741,770	2,831,653
RAMP Series Trust,
Series 2006-EFC2, Class A3,
0.330%, 12/25/2036(1)	3,721,974	3,648,640
PHHMC Series 2007-2 Trust,
Series 2007-2, Class A2,
5.743%, 5/18/2037(1)	4,188,740	4,384,421

	Principal Amount	Market Value
CHL Mortgage Pass-Through Trust 2004-HYB2,
Series 2004-HYB2, Class 5A,
2.462%, 7/20/2034(1)	$4,940,210	$4,844,271
JP Morgan Mortgage Trust 2013-2 - 144A,
Series 2013-2, Class A2,
3.500%, 12/25/2030(2)	5,507,277	5,596,297

		10,440,568

Total Residential Mortgage-Backed Securities (Cost $41,903,419)		42,049,973

Agency Mortgage- Backed Securities		24.71%
FHLMC:
Pool #781958,
2.375%, 9/1/2034(1)	191,790	202,908
Gold Pool #G08061,
5.500%, 6/1/2035	223,836	252,104
Gold Pool #G08079,
5.000%, 9/1/2035	2,774,311	3,066,928
Gold Pool #G01960,
5.000%, 12/1/2035	861,505	952,515
Gold Pool #A41748,
5.000%, 1/1/2036	1,091,942	1,208,426
Gold Pool #A42128,
5.500%, 1/1/2036	895,984	1,003,642
Gold Pool #G02064,
5.000%, 2/1/2036	1,371,264	1,516,010
Gold Pool #G05200,
5.000%, 5/1/2036	4,215,869	4,662,705
Gold Pool #G02252,
5.500%, 7/1/2036	2,641,879	2,956,704
Gold Pool #G02386,
6.000%, 11/1/2036	1,836,055	2,089,992
Pool #1G1317,
5.921%, 11/1/2036(1)	1,395,996	1,486,457
Gold Pool #G03189,
6.500%, 9/1/2037	3,462,461	3,936,292
Pool #A86876,
5.000%, 6/1/2039	3,028,152	3,338,128
Gold Pool #A91161,
4.500%, 2/1/2040	5,165,269	5,603,243
Pool #A92533,
4.500%, 6/1/2040	5,766,118	6,256,527
Pool #A93505,
4.500%, 8/1/2040	7,347,203	7,971,539

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
Pool #A97047,
4.500%, 2/1/2041	$5,935,056	$6,441,607
Pool #A97620,
4.500%, 3/1/2041	10,659,414	11,567,500
Gold Pool #Q05168,
4.000%, 12/1/2041	18,120,049	19,338,405
Gold Pool #Q05601,
4.000%, 1/1/2042	10,678,814	11,396,836
Gold Pool #C03789,
4.000%, 3/1/2042	9,185,602	9,803,223
Series 2014-,
4.500%, 9/1/2044(6)	3,930,116	4,273,891
FNMA:
Pool #932361,
4.000%, 1/1/2025	5,242,848	5,586,338
Pool #AC8938,
4.500%, 1/1/2025	7,448,230	8,053,354
Pool #AD4268,
4.500%, 3/1/2025	4,365,860	4,719,294
Pool #AL2840,
2.500%, 11/1/2027	12,981,898	13,252,000
Pool #AB4853,
3.000%, 4/1/2032	19,864,218	20,534,815
Pool #MA1201,
3.500%, 10/1/2032	18,805,181	19,838,770
Pool #725705,
5.000%, 8/1/2034	437,775	484,750
Pool #735288,
5.000%, 3/1/2035	2,388,604	2,645,897
Pool #255706,
5.500%, 5/1/2035	2,341,262	2,629,574
Pool #735897,
5.500%, 10/1/2035	1,763,128	1,978,399
Pool #850582,
5.500%, 1/1/2036	636,775	714,312
Pool #745275,
5.000%, 2/1/2036	2,533,232	2,803,462
Pool #845471,
5.000%, 5/1/2036	362,890	393,801
Pool #888016,
5.500%, 5/1/2036	2,998,628	3,365,945
Pool #190377,
5.000%, 11/1/2036	2,414,912	2,671,701
Pool #256526,
6.000%, 12/1/2036	2,334,844	2,564,483
Pool #888405,
5.000%, 12/1/2036	489,180	540,822
Pool #907772,
6.000%, 12/1/2036	520,758	559,271
Pool #910881,
5.000%, 2/1/2037	2,093,722	2,270,826
Pool #889108,
6.000%, 2/1/2038	2,018,306	2,292,313
Pool #889579,
6.000%, 5/1/2038	3,166,197	3,593,257

	Principal Amount	Market Value
Pool #995373,
Series 2009-,
4.500%, 2/1/2039	$14,640,741	$15,912,963
Pool #995838,
5.500%, 5/1/2039	2,567,017	2,868,649
Pool #AE0395,
4.500%, 10/1/2040	11,108,303	12,073,436
Pool #AE0949,
4.000%, 2/1/2041	21,883,143	23,381,526
Pool #AJ1407,
4.000%, 9/1/2041	4,682,596	5,003,223
Pool #AL3287,
Series 2013-,
4.500%, 9/1/2041	6,413,658	6,971,993
Pool #AL0933,
Series 2011-,
5.000%, 10/1/2041	2,962,389	3,287,932
Pool #AL5315,
Series 2014-,
4.000%, 6/1/2042	4,450,944	4,755,710
Pool #AL2625,
3.500%, 10/1/2042	13,188,675	13,769,675
Pool # MA1273,
3.500%, 12/1/2042	13,251,404	13,827,283
Pool #AL4010,
Series 2013-,
3.500%, 7/1/2043	20,562,553	21,528,562
Pool #MA1700,
Series 2013-,
4.500%, 12/1/2043	7,127,104	7,740,556
Pool #MA1971,
Series 2014-,
4.500%, 6/1/2044	1,601,207	1,741,908
Pool #MA2005,
Series 2014-,
4.500%, 8/1/2044	1,981,576	2,156,599
Series 2014-,
4.000%,
11/1/2044(6)	14,070,820	14,749,470
Series 2014-,
4.000%, 11/1/2044	8,392,407	8,967,471
GNMA,
Pool #550656,
5.000%, 9/15/2035	374,445	414,369
Ginnie Mae II pool,
Pool #G24496,
5.000%, 7/20/2039	2,045,729	2,282,995

Total Agency Mortgage-Backed Securities (Cost $363,661,518)		372,253,286

Total Asset-Backed Securities, Commercial
Mortgage-Backed Securities, Residential
Mortgage-Backed Securities & Agency
Mortgage-Backed Securities (Cost $443,540,947)		454,785,671

	Principal Amount	Market Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS		1.42%
FNMA:
8.200%, 3/10/2016	$55,000	$60,026
2.625%, 9/6/2024	21,000,000	21,294,315

		21,354,341

Total U.S. Government & Agency Obligations (Cost $20,867,875)		21,354,341

U.S. TREASURY BONDS & NOTES		19.16%
U.S. Treasury Bond:
4.125%, 5/15/2015	1,250,000	1,268,604
3.375%, 11/15/2019	4,075,000	4,416,281
2.000%, 11/15/2021	14,050,000	14,098,852
2.750%, 11/15/2023	28,750,000	30,252,647
5.000%, 5/15/2037	5,750,000	8,212,616
2.750%, 8/15/2042	3,500,000	3,502,733
4.000%, 2/15/2015	4,200,000	4,220,017
2.625%, 4/30/2016	43,520,000	44,781,384
4.375%, 2/15/2038	6,025,000	7,893,690
4.375%, 11/15/2039	15,000,000	19,682,820
4.750%, 2/15/2041	25,850,000	36,153,655
U.S. Treasury Note:
1.250%, 10/31/2015	16,050,000	16,183,231
1.000%, 8/31/2016(7)	29,520,000	29,735,053
1.875%, 8/31/2017	66,820,000	68,357,395

		288,758,978

Total U.S. Treasury Bonds & Notes (Cost $273,889,705)		288,758,978

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.72%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.010%)	10,917,396	$10,917,396

Total Money Market Mutual Funds (Cost $10,917,396)		10,917,396

Total Investments (Cost $1,467,255,507)	100.78%	1,518,542,492

Liabilities in Excess of Other Assets	(0.78%)	(11,718,921)

Net Assets	100.00%	$1,506,823,571

** Non-income producing security. See Notes to Financial Statements.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2014 (continued)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets

Aircraft Lease Securitisation Ltd. - 144A	0.417%	05/10/2032	4/26/2012	$2,944,039	$3,049,531	0.20%^
BMW US Capital Inc. - 144A	5.730%	05/01/2015	10/16/2007	12,000,000	12,198,720	0.81%
Crown Castle Towers LLC - 144A	5.495%	01/15/2017	7/29/2010	4,500,000	4,770,405	0.32%^
Crown Castle Towers LLC - 144A	6.113%	01/15/2020	1/8/2010	8,975,000	10,333,438	0.69%^
Crown Castle Towers LLC - 144A	4.883%	08/15/2020	1/8/2010	5,900,000	6,502,249	0.43%^
Emigrant Capital Trust II - 144A	2.553%	04/14/2034	8/11/2004	846,895	586,500	0.04%
FMR Corp. - 144A	7.490%	06/15/2019	3/6/2007	5,402,110	6,026,880	0.40%^
First Tennessee Bank - 144A	3.750%	02/10/2015	3/16/2005	1,500,000	1,065,375	0.07%
General Motors Co. - 144A	4.875%	10/02/2023	6/12/2014	4,417,178	4,515,000	0.30%^
JP Morgan Mortgage Trust 2013-2 - 144A	3.500%	12/25/2030	6/10/2013	5,560,705	5,596,297	0.37%^
Marriott Vacation Club Owner Trust - 144A	3.540%	10/20/2032	11/5/2010	2,948,225	3,051,075	0.20%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.750%	06/15/2021	11/7/2014 - 11/12/2014	7,356,803	7,141,875	0.47%^
Tenaska Virginia Partners LP - 144A	6.119%	03/30/2024	4/29/2004 - 1/19/2005	167,931	186,696	0.01%^
Tenaska Alabama II Partners LP - 144A	6.125%	03/30/2023	10/9/2003 - 9/4/2009	184,475	201,614	0.01%^
Tesco PLC - 144A	6.150%	11/15/2037	10/7/2014 - 10/16/2014	12,164,519	11,049,357	0.73%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	3,786,455	4,715,973	0.31%
WPD Holdings Inc - 144A	7.250%	12/15/2017	10/15/2003 - 6/30/2006	866,720	987,959	0.07%^
West Fraser Timber Co. Ltd. - 144A	4.350%	10/15/2024	10/15/2014	10,675,000	10,223,512	0.68%^

				$90,196,055	$92,202,456	6.11%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 4.88% of the Fund’s net assets as of December 31, 2014.

(3)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(4)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of December 31, 2014 these securities represented 1.12% of the Fund’s net assets.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2014
(6)	When - Issued/Forward Commitment Security.
(7)	This security is segregated to cover the purchase price of when-issued/forward commitment securities held as of December 31, 2014 (Note 2).

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2014

	Principal Amount	Market Value
MUNICIPAL BONDS		95.27%
CERTIFICATES OF PARTICIPATION		22.39%
Auraria Higher Education Center,
6.000%, 5/1/2024,
Optional 11/1/2019 @ 100.00	$499,000	$589,748
City of Aurora:
5.000%, 12/1/2023	700,000	846,965
5.000%, 12/1/2024	850,000	1,038,709
5.000%, 12/1/2026,
Optional 12/1/2019 @ 100.00	1,000,000	1,136,920
5.000%, 12/1/2030,
Optional 12/1/2019 @ 100.00	875,000	984,357
City of Longmont Co.,
5.000%, 12/1/2028,
Optional 12/1/2023 @100.00	1,500,000	1,745,565
City of Westminster Co.,
4.000%, 12/1/2024,
Optional 12/1/2023 @ 100.00	1,215,000	1,324,156
Colorado Higher Education:
5.000%, 11/1/2022	1,000,000	1,209,690
5.000%, 11/1/2024	1,000,000	1,237,070
Colorado State Higher Education Capital Construction Lease Purchase Program:
5.250%, 11/1/2023,
Prerefunded
11/01/18 @ 100.00	1,000,000	1,154,380
5.000%, 11/1/2025	1,000,000	1,234,610
Colorado State, University of Colorado at Denver Health Sciences Center Fitzsimons Academic:
5.000%, 11/1/2018,
Prerefunded 11/01/15 @ 100.00,
NATL-RE	700,000	727,671
4.500%, 11/1/2022	550,000	628,930
Denver City & County, Denver Botanic Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018 @ 100.00	625,000	714,025
Douglas & Elbert Counties School District Re-1:
5.000%, 1/15/2025,
Optional 1/15/2019 @ 100.00	1,000,000	1,126,190
5.000%, 1/15/2029,
Optional 1/15/2023 @ 100.00	705,000	810,863
Eagle County, Justice Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018 @ 100.00	500,000	569,995

	Principal Amount	Market Value
El Paso County School District No. 49 Falcon:
5.000%, 12/15/2028,
Optional 12/15/17 @ 100.00	$800,000	$874,944
5.125%, 12/15/2028,
Optional 12/15/2016 @ 100.00	2,000,000	2,142,600
Garfield County Public Library District,
5.000%, 12/1/2024,
Optional 12/1/2019 @ 100.00	675,000	765,734
Larimer Weld & Boulder County School District R-2J Thompson:
5.000%, 12/1/2022	500,000	594,250
5.000%, 12/1/2024	200,000	243,224
Pueblo Co., Police Complex Project,
5.500%, 8/15/2018, AGM	500,000	571,690
Rangeview Library District, Series LEASE(RENEWAL),
5.000%, 12/15/2022,
Optional 12/15/2018 @ 100.00,	1,815,000	2,041,657
Regional Transportation District:
5.000%, 6/1/2018	1,650,000	1,856,068
4.500%, 6/1/2019,
Prerefunded 6/1/2015 @ 100.00, AMBAC	620,000	630,807
5.000%, 6/1/2020	1,200,000	1,393,476
5.000%, 12/1/2022,
Optional 12/1/2017 @ 100.00, AMBAC	1,000,000	1,102,040
5.000%, 6/1/2026,
Optional 6/1/2023 @ 100.00	1,500,000	1,754,085
State of Colorado, Building Excellent Schools Today,
5.000%, 3/15/2024,
Optional 3/15/2021 @ 100.00	1,000,000	1,148,110
Town of Erie Co.,
5.000%, 11/1/2027,
Optional 11/1/2024 @ 100.00	1,735,000	2,063,939
Town of Parker Co.,
Series LEASE(RENEWAL),
5.000%, 11/1/2030,
Optional 11/15/2023 @100.00,	1,150,000	1,333,793

Total Certificates of Participation (Cost $34,301,508)		35,596,261

	Principal Amount	Market Value
GENERAL OBLIGATION BONDS		13.59%
County-City-Special District- School District		13.59%
Adams 12 Five Star Schools, zero coupon,
12/15/2024, Prerefunded
12/15/2016 @ 67.784, FGIC	$2,385,000	$1,597,044
Arapahoe County School District No. 1 Englewood:
5.000%, 12/1/2028,
Optional 12/1/2021 @ 100.00	975,000	1,140,760
Series AD VALOREM PROPERTY TAX,
5.000%, 12/1/2029,
Optional 12/1/2021 @ 100.00,	2,440,000	2,844,674
City & County of Denver Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018 @ 100.00	750,000	847,320
Denver City & County School District No. 1,
5.500%, 12/1/2022, FGIC	500,000	627,325
Douglas & Elbert Counties School District Re-1, zero coupon,
12/15/2022	1,660,000	1,387,577
Eagle, Garfield & Routt Counties School District Re-50J,
5.000%, 12/1/2026,
Prefunded 12/01/16 @ 100.00, AGM	2,500,000	2,711,275
Garfield County, Garfield School District Re-2:
5.000%, 12/1/2024,
Prerefunded 12/1/2016 @ 100.00, AGM	800,000	867,608
4.750%, 12/1/2025,
Optional 12/1/2016 @ 100.00, AGM	1,000,000	1,071,870
5.000%, 12/1/2027,
Prerefunded 12/1/2016 @ 100.00, AGM	250,000	271,127
Garfield, Pitkin & Eagle Counties Roaring Fork School District Re-1,
5.000%, 12/15/2023,
Optional 12/15/2021 @ 100.00	1,500,000	1,787,070
Ignacio School District No. 11JT:
5.250%, 12/1/2024,
Optional 12/1/2021 @ 100.00	500,000	599,640
5.000%, 12/1/2029,
Optional 12/1/2021 @ 100.00	1,000,000	1,152,100

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
Jefferson County School District R-1,
5.250%, 12/15/2025,
Prerefunded 12/15/2016 @ 100.00, AGM	$500,000	$545,525
La Plata County School District No. 9-R Durango:
4.500%, 11/1/2023,
Optional 11/1/2021 @ 100.00	1,000,000	1,148,980
5.000%, 11/1/2024,
Optional 11/1/2021 @ 100.00	1,000,000	1,181,240
Moffat County School District Re-1 Craig,
5.250%, 12/1/2026,
Optional 12/1/2017 @ 100.00, AGM	1,030,000	1,151,777
Rio Blanco County School District Re-1 Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018 @ 100.00	575,000	660,675

Total General Obligation Bonds (Cost $20,589,515)		$21,593,587

GENERAL OBLIGATION LTD		0.66%
General Obligation		0.66%
Fossil Ridge Metropolitan District No 3,
5.000%, 12/1/2044,
Optional 12/1/2020 @ 100.00	1,000,000	1,053,150

Total General Obligation Ltd (Cost $1,052,367)		$1,053,150

GENERAL OBLIGATION UNLTD		15.26%
Development		1.20%
Central Platte Valley Metropolitan District:
5.500%, 12/1/2029,
Optional 12/1/2023 @100.00	750,000	866,347
5.000%, 12/1/2043,
Optional 12/1/2023 @ 100.00	1,000,000	1,042,260

		1,908,607

Facilities		2.28%
Clear Creek Metropolitan Recreation District,
2.500%, 12/1/2017	1,430,000	1,498,354

	Principal Amount	Market Value
Tallyns Reach Metropolitan District No 3,
Series AD VALOREM PROPERTY TAX,
4.000%, 12/1/2021,
Mandatory Sinking
Fund, 2017-2021 @100.00,	$1,930,000	$2,120,163

		3,618,517

General Obligation		2.74%
Arapahoe County School District No 6 Littleton,
4.000%, 12/1/2027,
Optional 12/1/2024 @ 100.00	840,000	933,542
Commonwealth of Puerto Rico:
5.500%, 7/1/2016	290,000	301,104
5.500%, 7/1/2017	395,000	417,029
5.500%, 7/1/2019	450,000	471,069
5.250%, 7/1/2020	395,000	410,619
5.250%, 7/1/2024,
Optional 7/1/2021 @ 100.00	555,000	565,989
5.375%, 7/1/2025,
Optional 7/1/2021 @ 100.00	100,000	102,611
South Suburban Park & Recreation District,
5.000%, 12/15/2019	1,000,000	1,160,400

		4,362,363

School District		9.04%
Adams 12 Five Star Schools,
5.000%, 12/15/2026,
Optional 12/15/2024 @ 100.00	2,000,000	2,469,420
Denver City & County School District No 1:
5.000%, 12/1/2026,
Optional 12/1/2024 @ 100.00	2,000,000	2,459,820
5.000%, 12/1/2029,
Optional 6/1/2019 @ 100.00	445,000	515,848
5.000%, 12/1/2029,
Optional 12/1/2024 @ 100.00	1,240,000	1,506,774
Garfield County School District No 16 Building
Corp.,
5.000%, 12/1/2026,
Optional 12/1/2024 @ 100.00(1)	2,000,000	2,434,200
Grand County School District No 2 East Grand,
5.250%, 12/1/2026,
Prerefunded 12/01/17 @ 100.00	2,495,000	2,811,391
Ignacio School District 11JT,
4.000%, 12/1/2023,
Optional 12/1/2021 @100.00	1,130,000	1,266,504

	Principal Amount	Market Value
Routt-Rio Blanco Counties School District Re-3 South Routt.:
1.500%, 12/1/2016	$630,000	$641,794
1.500%, 12/1/2017	255,000	258,376

		14,364,127

Total General Obligation Unltd (Cost $23,855,725)		$24,253,614

REVENUE BONDS		41.62%
Airports		2.59%
City & County of Denver Airport Series A Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	1,038,220
5.000%, 11/15/2025,
Optional 11/15/2015 @ 100.00	1,840,000	1,906,921
5.250%, 11/15/2028,
Optional 11/15/2019 @ 100.00	1,000,000	1,166,370

		4,111,511

Education		3.25%
Colorado Educational & Cultural Facilities Authority:
5.000%, 8/15/2030,
Optional 8/15/2024 @ 100.00	750,000	830,130
5.000%, 11/15/2031,
Optional 11/15/2024 @ 100.00	1,000,000	1,131,240
5.000%, 12/1/2031,
Optional 12/1/2024 @ 100.00	1,500,000	1,690,905
5.000%, 10/1/2032,
Optional 10/1/2024 @ 100.00	865,000	961,413
Series CHARTER SCHOOL AID,
5.625%, 1/15/2044,
Mandatory Sinking Fund 1/15/2015
@100.00; Optional
1/15/2024 par Call,	510,000	548,250

		5,161,938

General		7.93%
Boulder County Open Space Capital Improvement Trust Fund:
Series B, 5.250%,
7/15/2024, Optional
7/15/2021 @ 100.00,	1,000,000	1,190,460
5.000%, 12/15/2025,
Optional 12/15/2018 @ 100.00	1,000,000	1,137,990

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
City & County of Denver Co.,
5.250%, 9/1/2018	$1,500,000	$1,691,760
City of Commerce City Co.:
5.000%, 8/1/2026,
Optional 8/1/2024 @100.00	350,000	413,917
5.000%, 8/1/2028,
Optional 8/1/2024 @100.00	600,000	704,622
5.000%, 8/1/2032,
Optional 8/1/2024 @ 100.00	1,000,000	1,162,570
Denver CO Convention,
5.000%, 12/1/2035,
Optional 11/1/2016 @ 100.00	1,060,000	1,093,793
Denver Convention Center Hotel Authority,
4.750%, 12/1/2035,
Optional 11/1/2016 @ 100.00	300,000	304,179
Grand Junction,
5.000%, 3/1/2022,
Optional 9/1/2021 @ 100.00	500,000	594,705
Plaza Metropolitan District No 1,
5.000%, 12/1/2022	1,000,000	1,110,040
Puerto Rico Municipal Finance Agency (Puerto Rico),
5.000%, 8/1/2017,
Optional 8/1/2015 @ 100.00	105,000	106,175
Regional Transportation District, Colorado Sales Tax Revenue, Series A,
5.000%, 11/1/2027,
Prerefunded 11/1/2016 @ 100.00,
AMBAC	575,000	621,034
Town of Castle Rock Co.,
5.000%, 6/1/2029,
Optional 6/1/2023 @ 100.00	1,630,000	1,898,135
Town of Castle Rock Sales and Use Tax Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018 @ 100.00, AGM	500,000	577,425

		12,606,805

	Principal Amount	Market Value
Higher Education		3.24%
Colorado Educational & Cultural Facilities Authority, University of Denver:
5.000%, 3/1/2018,
Prerefunded 9/1/2015 @ 100.00,
NATL-RE	$500,000	$514,710
4.000%, 3/1/2024,
Optional 3/1/2023 @ 100.00	500,000	553,050
4.000%, 3/1/2025,
Optional 3/1/2023 @ 100.00	500,000	549,570
Colorado School of Mines,
5.000%, 12/1/2028,
Optional 12/1/2022 @ 100.00	350,000	408,562
Colorado State Board of Governors University - Enterprise Revenue Bonds:
5.000%, 12/1/2020,
Prerefunded 12/1/2015 @ 100.00,
XLCA	500,000	521,355
5.250%, 3/1/2024,
Prerefunded 3/1/2017 @ 100.00	75,000	82,465
5.000%, 3/1/2029,
Optional 3/1/2022 @ 100.00	1,500,000	1,749,525
University of Colorado Enterprise Systems Revenue,
5.000%, 6/1/2026,
Prerefunded 6/1/2015 @ 100.00	750,000	764,580

		5,143,817

Medical		13.73%
Aspen Valley Hospital District:
5.000%, 10/15/2021,
Optional 10/15/2016 @ 100.00	600,000	638,052
5.000%, 10/15/2030,
Optional 10/15/2022 @ 100.00	1,000,000	1,100,570
Aurora Colorado Hospital Revenue, Children’s Hospital,
5.000%, 12/1/2022,
Optional 6/1/2018 @ 100.00, AGM	1,000,000	1,115,320
Colorado Health Facilities Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded 11/15/2016 @ 100.00	345,000	375,015
5.250%, 11/15/2027,
Optional 11/15/2016 @ 100.00(2)	1,000,000	1,079,010

	Principal Amount	Market Value
Colorado Health Facilities Authority Revenue, Catholic Health Initiatives:
5.000%, 2/1/2023,
Optional 2/1/2021 @ 100.00	$500,000	$569,375
5.250%, 7/1/2024,
Optional 7/1/2019 @ 100.00	1,000,000	1,135,100
4.750%, 9/1/2025,
Optional 5/1/2018 @ 100.00	660,000	726,033
Colorado Health Facilities Authority Revenue, Covenant Retirement Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015 @ 100.00	500,000	518,030
Colorado Health Facilities Authority Revenue, Evangelical Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016 @ 100.00	750,000	791,580
5.250%, 6/1/2020,
Optional 6/1/2016 @ 100.00	500,000	527,645
5.250%, 6/1/2023,
Optional 6/1/2016 @
100.00	400,000	422,116
Colorado Health Facilities Authority Revenue, Park View Medical Center:
5.000%, 9/1/2020,
Optional 9/15/2015 @ 100.00	450,000	461,646
5.000%, 9/1/2025,
Optional 9/1/2017 @ 100.00	450,000	488,839
Colorado Health Facilities Authority Revenue, Sisters Leavenworth, Series B,
5.000%, 1/1/2023,
Optional 1/1/2020 @ 100.00	1,000,000	1,147,320
Colorado Health Facilities Authority Revenue, Vail Valley Medical Center:
5.000%, 1/15/2020,
Prerefunded 1/15/2015 @ 100.00	700,000	700,840
5.000%, 1/15/2020,
Prerefunded 9/1/2015 @ 100.00	240,000	240,610
Colorado Health Facilities Authority Revenue, Valley View Hospital Association,
5.000%, 5/15/2027,
Optional 5/15/2017 @ 100.00	250,000	268,745
Colorado Health Facilities Authority Revenue, Yampa Valley Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017 @ 100.00	850,000	925,352

| 2014 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
Colorado Health Facilities Authority, Craig Hospital Project:
5.000%, 12/1/2019	$300,000	$338,982
5.000%, 12/1/2024,
Optional 12/1/2022 @ 100.00	1,000,000	1,154,970
Colorado Health Facilities Authority, Mental Health Center Denver:
5.000%, 2/1/2022	200,000	228,314
5.000%, 2/1/2023	520,000	596,846
Colorado Health Facilities Authority, National Jewish Health,
5.000%, 1/1/2017	1,105,000	1,155,565
Colorado Health Facilities Authority, Poudre Valley Health, Series A,
5.000%, 3/1/2025,
Optional 3/1/2015 @ 100.00	700,000	704,186
Denver Health & Hospital Authority: Series HLTH, HOSP, NURSHOME REV.,
5.000%, 12/1/2017,
Optional 12/1/2016 @ 100.00,	1,500,000	1,612,200
5.000%, 12/1/2018,
Optional 12/1/2016 @ 100.00	550,000	590,056
5.000%, 12/1/2020,
Optional 12/1/2016 @ 100.00	500,000	534,065
University of Colorado Hospital Authority:
5.000%, 11/15/2023,
Optional 11/15/2022 @ 100.00	450,000	529,799
5.000%, 11/15/2027,
Optional 11/15/2022 @ 100.00	1,000,000	1,156,480

		21,832,661

Nursing Homes		0.54%
Colorado Health Facilities Authority, Evangelical Lutheran,
5.000%, 6/1/2022	750,000	858,532

Special Tax		3.84%
Aurora Colorado Golf Course Enterprise,
4.375%, 12/1/2015	125,000	125,420
Colorado Educational & Cultural Facilities Authority: Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking Fund 12/15/2013 @ 100.00	140,000	144,229
5.000%, 12/15/2021,
Optional 12/15/2015 @ 100.00, MORAL OBLG	180,000	184,261

	Principal Amount	Market Value
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL OBLG	$250,000	$252,625
Bromley East Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015 @ 100.00, XLCA	500,000	509,135
Cherry Creek Academy,
4.000%, 4/1/2022,
Mandatory Sinking Fund 4/1/2016 @ 100.00	250,000	261,010
Kent Denver School,
5.000%, 10/1/2019	115,000	124,708
Denver City & County Golf Enterprise:
4.600%, 9/1/2015	185,000	187,037
5.000%, 9/1/2018,
Optional 9/1/2016 @ 100.00	350,000	361,823
5.000%, 9/1/2019,
Optional 9/1/2016 @ 100.00	500,000	516,070
Grand Junction Leasing Authority Capital Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	412,792
5.000%, 6/15/2023,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	412,039
Northwest Parkway Public Highway Authority Revenue,
5.800%, 6/15/2025,
Prerefunded 6/15/2016 @ 100.00, AGM	960,000	1,033,430
Superior Open Space Sales & Use Tax:
4.625%, 6/1/2015	100,000	100,993
4.750%, 6/1/2017,
Optional 6/1/2016 @ 100.00	325,000	342,495
5.000%, 6/1/2026,
Optional 6/1/2016 @ 100.00	1,085,000	1,142,798

		6,110,865

Utilities		4.59%
Brighton Colorado Water Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019 @ 100.00	1,515,000	1,696,133
Colorado Springs Colorado Utilities Revenue,
5.000%, 11/15/2027,
Optional 11/15/2021 @ 100.00	1,000,000	1,172,450

	Principal Amount	Market Value
Colorado Water Resources & Power Development Authority, East Cherry Creek Valley Water & Sanitation District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	$1,420,000	$1,456,849
Denver City & County Board of Water Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,575,000	1,744,092
Eagle River Water & Sanitation District,
5.000%, 12/1/2027,
Optional 12/1/2022 @ 100.00	200,000	230,842
Fort Collins Colorado Waste Water Utility Enterprise,
5.000%, 12/1/2027,
Optional 12/1/2018 @ 100.00	465,000	527,031
Parker Co., Water & Sanitation District Enterprise Revenue,
5.000%, 11/1/2026,
Optional 5/1/2022 @ 100.00	400,000	469,124

		7,296,521

Water		1.91%
City & County of Broomfield Co.:
4.000%, 12/1/2018	1,400,000	1,530,508
Series SEWER
REVENUE, 5.000%,
12/1/2023, Optional
12/1/2022 @ 100.00,	1,285,000	1,513,036

		3,043,544

Total Revenue Bonds (Cost $63,955,140)		$66,166,194

TAX ALLOCATION		1.75%
Development		1.75%
Denver Urban Renewal Authority:
5.000%, 12/1/2024,
Optional 12/1/2022 @ 100.00	500,000	583,270
5.000%, 12/1/2025,
Optional 12/1/2022 @ 100.00	1,000,000	1,159,590
Plaza Metropolitan District No 1,
4.000%, 12/1/2016	1,000,000	1,040,960

		2,783,820

Total Tax Allocation (Cost $2,727,658)		$2,783,820

Total Municipal Bonds (Cost $146,481,913)		151,446,626

| p: 800.392.CORE (2673) |	www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2014 (continued)

	Principal Amount	Market Value
MONEY MARKET MUTUAL FUNDS		5.64%
Bank of New York Cash Reserve (7 Day Yield 0.050%)(3)	$2,420,320	$2,420,320
Fidelity Institutional Money Market Tax Exempt - Class I (7 Day Yield 0.010%)	6,544,096	6,544,096

Total Money Market Mutual Funds (Cost $8,964,416)		8,964,416

Total Investments (Cost $155,446,329)	100.91%	160,411,042

Liabilities in Excess of Other Assets	(0.91%)	(1,439,229)

Net Assets	100.00%	$158,971,813

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited.

(1)   When - Issued/Forward Commitment Security.

(2)   The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(3)   This Security is segregated to cover the purchase price of when-issued/forward commitment securities held as of December 31, 2014 (Note 2).

See Notes to Financial Statements.

|	2014 Annual Report

STATEMENTS OF INVESTMENTS

COMMON ABBREVIATIONS

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
AMBAC	Ambac Financial Group Incorporated.
AS	Andonim Sirketi, Joint Stock Company in Turkey.
FGIC	Financial Guaranty Insurance Company.
FHLMC	Federal Home Loan Mortgage Corporation.
FNMA	Federal National Mortgage Association.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
MTNB	Medium Term Notes Bond.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
NATL- RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds.

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF DECEMBER 31, 2014

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Blue Chip Dividend Fund	Westcore Mid-Cap Value Dividend Fund

Assets:
Investments at value (cost - see below)	$40,949,511	$95,183,453	$90,965,573	$8,722,789	$51,170,253	$58,406,126
Investments in affiliates at value (cost - see below)	0	0	0	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	0	0	0	0	7	0
Dividends and interest receivable	46,252	42,004	28,006	2,111	112,504	73,657
Receivable for fund shares subscribed	49,103	46,887	14,620	9,138	33,395	45,663
Investment for trustee deferred compensation plan	33,826	60,650	35,169	0	16,134	13,158
Receivable due from advisor	0	0	0	21,039	0	0
Prepaid and other assets	13,321	13,774	12,156	19,828	8,713	11,066

Total Assets	41,092,013	95,346,768	91,055,524	8,774,905	51,341,006	58,549,670

Liabilities
Payable for investment securities purchased	0	0	0	84,801	0	0
Unrealized loss on forward foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	70,819	192,807	158,984	0	75,033	0
Payable for investment advisory fee	22,258	50,769	50,671	7,040	23,564	36,994
Payable for administration fee	5,415	11,479	10,815	1,673	6,397	7,178
Payable for shareholder servicing reimbursements	4,997	5,898	11,070	57	2,954	8,089
Payable for trustee deferred compensation plan	33,826	60,650	35,169	0	16,134	13,158
Payable for transfer agent fee	2,105	5,935	6,637	1,063	9,332	1,469
Payable for audit fee	16,748	17,408	14,913	8,537	17,247	14,741
Payable for printing fee	2,638	3,888	6,878	84	4,048	2,136
Payable for trustee fee	1,442	2,457	2,501	81	1,431	1,379
Payable for custody fee	1,892	3,328	2,649	5,971	1,345	867
Payable for chief compliance officer fee	152	261	265	8	151	149
Other payables	6,073	7,088	7,854	3,886	5,433	61,473

Total Liabilities	168,365	361,968	308,406	113,201	163,069	147,633

Net Assets	$40,923,648	$94,984,800	$90,747,118	$8,661,704	$51,177,937	$58,402,037

Net Assets Consist of:
Paid-in capital	$26,266,730	$82,767,158	$165,401,002	$8,231,064	$41,790,029	$46,043,676
(Over)/Undistributed net investment income	(40,596)	(255,995)	(34,610)	178	(23,521)	(4,578)
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	4,233,262	663,381	(83,286,497)	(18,866)	26,665	180,545
Net unrealized appreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	10,464,252	11,810,256	8,667,223	449,328	9,384,764	12,182,394

Net Assets	$40,923,648	$94,984,800	$90,747,118	$8,661,704	$51,177,937	$58,402,037

Net Assets:
Retail Class	$33,954,126	$74,747,026	$90,747,118	$599,033	$46,432,045	$58,402,037
Institutional Class	6,969,522	20,237,774	N/A	8,062,671	4,745,892	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	2,669,254	13,921,095	3,585,449	56,963	4,392,076	2,173,569
Institutional Class	540,932	3,691,457	N/A	763,687	451,721	N/A
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding):
Retail Class	12.72	5.37	25.31	10.52	10.57	26.87
Institutional Class	12.88	5.48	N/A	10.56	10.51	N/A

Cost of Investments	$30,485,259	$83,373,197	$82,298,350	$8,273,461	$41,784,578	$46,223,732

Cost of Affiliated Investments	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

| 2014 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF DECEMBER 31, 2014

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund

Assets:
Investments at value (cost - see below)	$331,671,769	$37,197,122	$259,221,357	$65,424,461	$1,518,542,492	$160,411,042
Investments in affiliates at value (cost - see below)	0	0	40,975,026	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	338,770	0	0	0
Receivable for investment securities sold	0	0	3,724,190	0	12,537,978	0
Dividends and interest receivable	531,431	49,046	599,824	848,829	11,500,445	966,113
Receivable for fund shares subscribed	189,930	15,895	335,808	4,423	935,590	504,850
Investment for trustee deferred compensation plan	60,810	1,626	26,978	31,115	294,995	23,382
Receivable due from advisor	0	0	0	0	0	0
Prepaid and other assets	26,414	7,418	24,594	13,361	57,497	6,524

Total Assets	332,480,354	37,271,107	305,246,547	66,322,189	1,543,868,997	161,911,911

Liabilities
Payable for investment securities purchased	3,267	0	0	1,258,413	33,153,834	2,776,069
Unrealized loss on forward foreign currency contracts	0	0	4,903,360	0	0	0
Payable for fund shares redeemed	422,011	11,154	2,719,186	90,437	2,783,601	26,290
Payable for investment advisory fee	247,555	17,472	316,494	24,472	252,795	38,569
Payable for administration fee	39,175	5,845	38,126	8,886	179,142	21,317
Payable for shareholder servicing reimbursements	24,157	5,332	42,164	6,422	184,543	19,663
Payable for trustee deferred compensation plan	60,810	1,626	26,978	31,115	294,995	23,382
Payable for transfer agent fee	5,049	1,193	6,175	2,427	16,638	1,782
Payable for audit fee	19,353	13,657	20,742	22,287	35,627	19,540
Payable for printing fee	14,201	2,575	23,604	3,184	55,501	3,905
Payable for trustee fee	8,492	837	11,034	1,674	35,820	3,277
Payable for custody fee	7,598	2,177	28,152	1,233	22,204	2,087
Payable for chief compliance officer fee	906	90	1,170	178	3,819	351
Overdraft due to shares redeemed	0	0	2,441,286	0	0	0
Other payables	16,263	3,080	10,851	1,943	26,907	3,866

Total Liabilities	868,837	65,038	10,589,322	1,452,671	37,045,426	2,940,098

Net Assets	$331,611,517	$37,206,069	$294,657,225	$64,869,518	$1,506,823,571	$158,971,813

Net Assets Consist of:
Paid-in capital	$258,622,223	$31,750,615	$284,237,363	$105,641,343	$1,450,966,938	$154,119,337
(Over)/Undistributed net investment income	34,721	9,962	(4,123,109)	48,449	606,715	(27,081)
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	7,017,196	(503,580)	2,180,911	(40,893,957)	3,962,933	(85,156)
Net unrealized appreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	65,937,377	5,949,072	12,362,060	73,683	51,286,985	4,964,713

Net Assets	$331,611,517	$37,206,069	$294,657,225	$64,869,518	$1,506,823,571	$158,971,813

Net Assets:
Retail Class	$141,445,316	$37,206,069	$294,657,225	$59,734,344	$1,354,837,401	$158,971,813
Institutional Class	190,166,201	N/A	N/A	5,135,174	151,986,170	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	10,516,683	2,072,128	17,633,161	6,788,411	124,072,355	13,672,510
Institutional Class	14,114,921	N/A	N/A	591,671	14,080,154	N/A
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding):
Retail Class	13.45	17.96	16.71	8.80	10.92	11.63
Institutional Class	13.47	N/A	N/A	8.68	10.79	N/A

Cost of Investments	$265,734,392	$31,248,050	$233,722,075	$65,350,778	$1,467,255,507	$155,446,329

Cost of Affiliated Investments	$0	$0	$49,522,561	$0	$0	$0

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2014

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Blue Chip Dividend Fund	Westcore Mid-Cap Value Dividend Fund

Investment Income:
Dividends, net of foreign taxes*	$567,013	$419,250	$424,202	$13,876	$1,514,532	$1,185,635
Dividends from affiliated securities	0	0	0	0	0	0
Interest	0	0	0	0	0	0

Total Income	567,013	419,250	424,202	13,876	1,514,532	1,185,635

Expenses
Investment advisory fee	406,882	647,037	667,541	44,206	369,178	414,822
Administrative fee	86,150	136,712	141,145	6,049	78,013	75,917
Shareholder servicing reimbursement - Retail Class	83,054	79,747	146,989	92	35,409	90,807
Transfer agent fees	21,384	47,999	65,508	12,876	82,570	16,035
Independent pricing service fees	7,184	6,269	3,888	6,629	3,116	4,445
Legal fees	2,011	2,875	3,084	43	1,693	1,542
Printing fees	7,765	9,967	18,464	6,153	12,708	5,824
Registration fees	31,492	32,566	19,506	9,591	21,838	18,318
Audit and tax preparation fees	15,678	16,395	14,095	11,058	16,099	13,742
Custodian fees	11,548	16,619	11,290	24,522	5,420	3,645
Insurance	2,164	3,105	3,369	0	1,917	1,499
Trustee fees and expenses	6,352	10,066	10,417	442	5,699	5,630
Offering costs	0	0	0	38,883	0	0
Chief compliance officer fee	2,007	3,127	3,248	130	1,782	1,738
Other	5,380	6,465	10,052	5,451	5,201	5,414

Total expenses before waivers	689,051	1,018,949	1,118,596	166,125	640,643	659,378
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(16,208)	(77,345)	0
Institutional Class	(16,459)	(16,913)	N/A	(114,145)	(10,270)	N/A

Net Expenses	672,592	1,002,036	1,118,596	35,772	553,028	659,378

Net Investment Income/(Loss)	(105,579)	(582,786)	(694,394)	(21,896)	961,504	526,257

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	12,814,584	18,237,820	23,213,005	(8,459)	2,136,606	6,424,375
Net realized loss on investments in affiliates	0	0	0	0	0	0
Net realized gain/(loss) on forward foreign currency contracts and foreign currency transactions	0	0	0	0	550	0
Net change in unrealized appreciation/ (depreciation) on investments	(9,968,152)	(13,582,242)	(18,255,250)	418,588	175,024	(258,525)
Net change in unrealized depreciation on forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	0	0	0	0	(747,984)	0

Net Realized And Unrealized Gain/(Loss)	2,846,432	4,655,578	4,957,755	410,129	1,564,196	6,165,850

Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,740,853	$4,072,792	$4,263,361	$388,233	$2,525,700	$6,692,107

* Foreign tax withholdings	$7,582	$2,961	$0	$107	$75,512	$969

See Notes to Financial Statements.

| 2014 Annual Report

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2014

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund

Investment Income:
Dividends, net of foreign taxes*	$7,724,354	$428,553	$11,313,972	$429,358	$919,156	$1,715
Dividends from affiliated securities	0	0	2,337,139	0	0	0
Interest	0	0	0	3,630,962	52,356,391	4,717,935

Total Income	7,724,354	428,553	13,651,111	4,060,320	53,275,547	4,719,650

Expenses
Investment advisory fee	3,371,475	342,592	5,207,610	303,763	5,142,298	536,560
Administrative fee	462,824	47,017	596,444	92,682	2,017,307	184,037
Shareholder servicing reimbursement - Retail Class	281,879	58,917	670,742	91,205	2,074,669	203,288
Transfer agent fees	43,916	13,307	59,906	24,716	146,080	18,742
Independent pricing service fees	7,189	14,773	10,913	9,442	38,716	22,922
Legal fees	9,545	928	13,189	1,933	42,079	3,669
Printing fees	39,092	8,282	68,277	9,281	144,602	8,822
Registration fees	35,461	21,436	28,652	31,700	50,388	5,065
Audit and tax preparation fees	19,980	12,649	21,003	14,330	26,926	13,520
Custodian fees	30,236	18,073	102,117	4,395	86,658	7,554
Insurance	9,385	628	13,498	1,848	42,648	3,540
Trustee fees and expenses	36,127	3,518	44,835	6,873	148,194	13,504
Offering costs	0	0	0	0	0	0
Chief compliance officer fee	10,552	1,076	13,955	2,129	46,008	4,165
Other	11,982	5,068	18,542	6,081	40,823	6,696

Total expenses before waivers	4,369,643	548,264	6,869,683	600,378	10,047,396	1,032,084
Expenses waived by:
Investment advisor
Retail Class	(152,734)	(102,894)	(360,171)	(17,484)	(1,976,172)	(160,173)
Institutional Class	(191,013)	N/A	N/A	(17,766)	(245,362)	N/A

Net Expenses	4,025,896	445,370	6,509,512	565,128	7,825,862	871,911

Net Investment Income	3,698,458	(16,817)	7,141,599	3,495,192	45,449,685	3,847,739

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	37,134,437	(474,118)	33,680,149	1,524,732	15,212,631	437,241
Net realized loss on investments in affiliates	0	0	(190,202)	0	0	0
Net realized gain/(loss) on forward foreign currency contracts and foreign currency transactions	0	0	(24,885,877)	0	0	0
Net change in unrealized appreciation/ (depreciation) on investments	(19,540,550)	1,438,393	(83,349,413)	(1,746,070)	23,944,141	4,851,508
Net change in unrealized depreciation on forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	0	0	(16,193,716)	0	0	0

Net Realized And Unrealized Gain/(Loss)	17,593,887	964,275	(90,939,059)	(221,338)	39,156,772	5,288,749

Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,292,345	$947,458	$(83,797,460)	$3,273,854	$84,606,457	$9,136,488

*Foreign tax withholdings	$21,389	$3,155	$843,194	$1,665	$18,584	$0

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$(105,579)	$(114,382)	$(582,786)	$(692,065)	$(694,394)	$(936,969)
Net realized gain/(loss)	12,814,584	14,425,593	18,237,820	27,223,548	23,213,005	38,185,109
Change in unrealized net appreciation/(depreciation)	(9,968,152)	6,981,463	(13,582,242)	13,436,679	(18,255,250)	14,620,261

Net increase/(decrease) in net assets resulting from operations	2,740,853	21,292,674	4,072,792	39,968,162	4,263,361	51,868,401

Distributions to Shareholders (Note 2):
From net realized capital gains
Retail Class	(8,579,448)	(10,155,932)	(15,832,066)	(20,609,371)	0	0
Institutional Class	(1,873,085)	(1,344,047)	(4,074,954)	(3,640,592)	N/A	N/A

Decrease in net assets from distributions to shareholders	(10,452,533)	(11,499,979)	(19,907,020)	(24,249,963)	0	0

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	4,002,106	9,494,488	13,240,387	5,694,388	10,127,474	21,566,609
Institutional Class	6,529,789	3,590,078	8,671,616	1,860,180	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	8,487,829	9,984,051	15,510,199	20,274,909	0	0
Institutional Class	1,864,597	1,286,154	4,072,828	3,640,592	N/A	N/A
Cost of shares redeemed
Retail Class	(41,979,969)	(25,405,267)	(24,631,922)	(26,849,406)	(34,701,608)	(140,880,592)
Institutional Class	(9,137,052)	(952,137)	(4,283,213)	(29,802,096)	N/A	N/A

Net increase/(decrease) resulting from beneficial interest transactions	(30,232,700)	(2,002,633)	12,579,895	(25,181,433)	(24,574,134)	(119,313,983)

Redemption Fees	0	0	0	0	0	0

Net Increase/(Decrease) in Net Assets	(37,944,380)	7,790,062	(3,254,333)	(9,463,234)	(20,310,773)	(67,445,582)

Net Assets:
Beginning of year	78,868,028	71,077,966	98,239,133	107,702,367	111,057,891	178,503,473

End of year*	$40,923,648	$78,868,028	$94,984,800	$98,239,133	$90,747,118	$111,057,891

*Including (over)/undistributed net investment income of:	$(40,596)	$(37,138)	$(255,995)	$(257,866)	$(34,610)	$(31,978)

See Notes to Financial Statements.

| 2014 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Growth Fund		Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Year Ended December 31, 2014	Period Ended December 31, 2013(a)	Year Ended December 31, 2014	Period Ended December 31, 2013(b)	Year Ended December 31, 2014	Period Ended December 31, 2013(c)
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$(21,896)	$(503)	$961,504	$878,632	$526,257	$453,489
Net realized gain/(loss)	(8,459)	0	2,137,156	16,892,711	6,424,375	6,250,787
Change in unrealized net appreciation/(depreciation)	418,588	30,740	(572,960)	(3,535,602)	(258,525)	5,632,847

Net increase/(decrease) in net assets resulting from operations	388,233	30,237	2,525,700	14,235,741	6,692,107	12,337,123

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	(888,635)	(831,852)	(599,998)	(489,999)
Institutional Class	0	0	(102,309)	(108,049)	N/A	N/A
From net realized capital gains
Retail Class	0	0	(2,628,991)	(14,808,480)	(4,184,831)	0
Institutional Class	0	0	(263,363)	(1,668,526)	N/A	N/A

Decrease in net assets from distributions to shareholders	0	0	(3,883,298)	(17,416,907)	(4,784,829)	(489,999)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	630,630	68,500	1,400,998	2,270,268	6,182,266	7,190,429
Institutional Class	5,863,749	3,346,247	1,422,613	1,392,639	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	0	2,990,104	12,474,424	4,688,429	477,668
Institutional Class	0	0	365,672	1,776,575	N/A	N/A
Cost of shares redeemed
Retail Class	(109,499)	0	(10,477,395)	(13,302,105)	(7,657,831)	(6,573,997)
Institutional Class	(495,739)	(1,061,399)	(2,967,430)	(3,456,462)	N/A	N/A

Net increase/(decrease) resulting from beneficial interest transactions	5,889,141	2,353,348	(7,265,438)	1,155,339	3,212,864	1,094,100

Redemption Fees	745	0	0	0	0	0

Net Increase/(Decrease) in Net Assets	6,278,119	2,383,585	(8,623,036)	(2,025,827)	5,120,142	12,941,224

Net Assets:
Beginning of year	2,383,585	0	59,800,973	61,826,800	53,281,895	40,340,671

End of year*	$8,661,704	$2,383,585	$51,177,937	$59,800,973	$58,402,037	$53,281,895

*Including (over)/undistributed net investment income of:	$178	$(27)	$(23,521)	$(33,036)	$(4,578)	$(11,433)

(a)	Commenced Operations on December 20, 2013.

(b)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.

(c)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$3,698,458	$2,591,189	$(16,817)	$(752)	$7,141,599	$7,729,842
Net realized gain/(loss)	37,134,437	58,714,164	(474,118)	733,189	8,604,070	16,277,777
Change in unrealized net appreciation/(depreciation)	(19,540,550)	36,092,828	1,438,393	4,080,465	(99,543,129)	62,639,930

Net increase/(decrease) in net assets resulting from operations	21,292,345	97,398,181	947,458	4,812,902	(83,797,460)	86,647,549

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,447,079)	(1,387,093)	0	(15,005)	(115,857)	(14,400,034)
Institutional Class	(2,202,864)	(1,262,831)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	(16,162,790)	(27,793,188)	(339,905)	(402,493)	(9,681,932)	0
Institutional Class	(21,128,919)	(23,579,052)	N/A	N/A	N/A	N/A

Decrease in net assets from distributions to shareholders	(40,941,652)	(54,022,164)	(339,905)	(417,498)	(9,797,789)	(14,400,034)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	19,601,937	30,947,909	23,935,851	14,886,618	79,700,379	209,744,438
Institutional Class	105,643,720	45,217,713	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	14,543,877	23,390,588	339,756	417,301	9,481,216	12,805,410
Institutional Class	22,322,084	23,196,017	N/A	N/A	N/A	N/A
Cost of shares redeemed
Retail Class	(53,595,637)	(116,839,160)	(8,464,145)	(1,899,328)	(181,718,169)	(141,857,785)
Institutional Class	(74,450,357)	(64,207,941)	N/A	N/A	N/A	N/A
Acquisition (Note 9)
Retail Class	N/A	15,711,827	N/A	N/A	N/A	N/A
Institutional Class	N/A	2,491,277	N/A	N/A	N/A	N/A

Net increase/(decrease) resulting from beneficial interest transactions	34,065,624	(40,091,770)	15,811,462	13,404,591	(92,536,574)	80,692,063

Redemption Fees	0	0	256	368	0	24,103

Net Increase/(Decrease) in Net Assets	14,416,317	3,284,247	16,419,271	17,800,363	(186,131,823)	152,963,681

Net Assets:
Beginning of year	317,195,200	313,910,953	20,786,798	2,986,435	480,789,048	327,825,367

End of year*	$331,611,517	$317,195,200	$37,206,069	$20,786,798	$294,657,225	$480,789,048

*Including (over)/undistributed net investment income of:	$34,721	$(31,997)	$9,962	$(1,066)	$(4,123,109)	$(6,393,393)

(a)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

See Notes to Financial Statements.

| 2014 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$3,495,192	$3,790,241	$45,449,685	$49,749,153	$3,847,739	$4,049,285
Net realized gain/(loss)	1,524,732	(1,547,805)	15,212,631	5,292,582	437,241	503,149
Change in unrealized net appreciation/(depreciation)	(1,746,070)	646,300	23,944,141	(75,572,836)	4,851,508	(8,409,458)

Net increase/(decrease) in net assets resulting from operations	3,273,854	2,888,736	84,606,457	(20,531,101)	9,136,488	(3,857,024)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(3,279,551)	(3,505,184)	(41,087,079)	(45,875,407)	(3,847,919)	(4,055,751)
Institutional Class	(262,317)	(238,726)	(6,383,180)	(8,873,173)	N/A	N/A
From net realized capital gains
Retail Class	0	0	(7,952,389)	(1,690,631)	0	0
Institutional Class	0	0	(907,894)	(319,182)	N/A	N/A

Decrease in net assets from distributions to shareholders	(3,541,868)	(3,743,910)	(56,330,542)	(56,758,393)	(3,847,919)	(4,055,751)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	8,860,071	11,009,266	339,549,158	357,133,071	46,912,694	28,048,227
Institutional Class	2,466,848	2,154,936	37,650,445	107,671,753	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	3,083,271	3,258,522	47,639,061	45,767,653	3,492,862	3,711,487
Institutional Class	262,168	238,726	7,107,791	8,841,907	N/A	N/A
Cost of shares redeemed
Retail Class	(13,588,990)	(26,076,678)	(267,482,334)	(583,723,522)	(15,205,552)	(52,183,746)
Institutional Class	(2,066,890)	(4,311,815)	(124,679,365)	(119,152,472)	N/A	N/A

Net increase/(decrease) resulting from beneficial interest transactions	(983,522)	(13,727,043)	39,784,756	(183,461,610)	35,200,004	(20,424,032)

Redemption Fees	5,712	23,663	0	0	0	0

Net Increase/(Decrease) in Net Assets	(1,245,824)	(14,558,554)	68,060,671	(260,751,104)	40,488,573	(28,336,807)

Net Assets:
Beginning of year	66,115,342	80,673,896	1,438,762,900	1,699,514,004	118,483,240	146,820,047

End of year*	$64,869,518	$66,115,342	$1,506,823,571	$1,438,762,900	$158,971,813	$118,483,240

*Including (over)/undistributed net investment income of:	$48,449	$(74,486)	$606,715	$(230,514)	$(27,081)	$(26,901)

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital		Total Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/14	$15.98	$(0.03	) (a)	$1.04	$1.01	$(0.00)	$(4.27)	$(0.00)		$(4.27)
12/31/13	14.07	(0.03	) (a)	4.62	4.59	(0.00)	(2.68)	(0.00)		(2.68)
12/31/12	12.46	0.05	(a)	1.83	1.88	(0.05)	(0.22)	(0.00)		(0.27)
12/31/11	12.54	(0.03	) (a)	(0.05)	(0.08)	(0.00)	(0.00)	(0.00	) (b)	(0.00)
12/31/10	10.88	(0.01)		1.67	1.66	(0.00)	(0.00)	(0.00	) (b)	(0.00)
Institutional Class
12/31/14	16.10	0.00	(a)(b)	1.05	1.05	(0.00)	(4.27)	(0.00)		(4.27)
12/31/13	14.14	0.01	(a)	4.63	4.64	(0.00)	(2.68)	(0.00)		(2.68)
12/31/12	12.50	0.04	(a)	1.88	1.92	(0.06)	(0.22)	(0.00)		(0.28)
12/31/11	12.56	0.00	(a)(b)	(0.06)	(0.06)	(0.00)	(0.00)	(0.00	) (b)	(0.00)
12/31/10	10.88	0.01		1.67	1.68	(0.00)	(0.00)	(0.00	)(b)	(0.00)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/14	6.65	(0.04	) (a)	0.32	0.28	(0.00)	(1.56)	(0.00)		(1.56)
12/31/13	6.11	(0.05	) (a)	2.75	2.70	(0.00)	(2.16)	(0.00)		(2.16)
12/31/12	5.90	(0.01	) (a)	0.28	0.27	(0.00)	(0.06)	(0.00)		(0.06)
12/31/11	6.77	(0.02	) (a)	(0.47)	(0.49)	(0.00)	(0.38)	(0.00	) (b)	(0.38)
12/31/10	5.20	(0.01)		1.58	1.57	(0.00)	(0.00)	(0.00	) (b)	(0.00)
Institutional Class
12/31/14	6.74	(0.03	) (a)	0.33	0.30	(0.00)	(1.56)	(0.00)		(1.56)
12/31/13	6.16	(0.04	) (a)	2.78	2.74	(0.00)	(2.16)	(0.00)		(2.16)
12/31/12	5.93	0.00	(a)(b)	0.29	0.29	(0.00)	(0.06)	(0.00)		(0.06)
12/31/11	6.80	(0.01	) (a)	(0.48)	(0.49)	(0.00)	(0.38)	(0.00	) (b)	(0.38)
12/31/10	5.22	(0.00	)(b)	1.58	1.58	(0.00)	(0.00)	(0.00	) (b)	(0.00)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

| 2014 Annual Report

				Ratios/Supplemental Data

Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return	Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Fee Waivers	Ratio of Net Investment Income/(Loss) to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers	Portfolio Turnover Rate

$ 0.00		$12.72	6.79%	$33,954	1.11%	1.11%	(0.21%)	(0.21%)	144%
0.00		15.98	32.93%	69,632	1.09%	1.09%	(0.17%)	(0.17%)	182%
0.00	(b)	14.07	15.13%	66,514	1.11%	1.11%	0.36%	0.36%	167%
0.00	(b)	12.46	(0.64%)	59,311	1.11%	1.11%	(0.22%)	(0.22%)	130%
0.00	(b)	12.54	15.26%	108,694	1.08%	1.08%	(0.07%)	(0.07%)	99%

0.00		12.88	6.98%	6,970	0.91%	1.05%	0.00% (b)	(0.14%)	144%
0.00		16.10	33.13%	9,236	0.89%	1.14%	0.06%	(0.20%)	182%
0.00	(b)	14.14	15.37%	4,564	0.92%	1.32%	0.31%	(0.09%)	167%
0.00	(b)	12.50	(0.48%)	8,637	0.95%	1.70%	0.02%	(0.73%)	130%
0.00	(b)	12.56	15.44%	3,271	0.94%	2.13%	0.08%	(1.11%)	99%

0.00		5.37	4.56%	74,747	1.03%	1.03%	(0.61%)	(0.61%)	88%
0.00		6.65	44.67%	83,008	1.05%	1.05%	(0.67%)	(0.67%)	117%
0.00	(b)	6.11	4.64%	74,221	1.05%	1.05%	(0.12%)	(0.12%)	114%
0.00	(b)	5.90	(7.20%)	96,762	1.06%	1.06%	(0.25%)	(0.25%)	113%
0.00	(b)	6.77	30.19%	104,119	1.05%	1.05%	(0.19%)	(0.19%)	98%

0.00		5.48	4.79%	20,238	0.89%	0.98%	(0.46%)	(0.55%)	88%
0.00		6.74	44.94%	15,231	0.88%	0.95%	(0.53%)	(0.60%)	117%
0.00	(b)	6.16	4.96%	33,482	0.87%	0.93%	0.06%	0.01%	114%
0.00	(b)	5.93	(7.17%)	38,396	0.92%	0.97%	(0.11%)	(0.16%)	113%
0.00	(b)	6.80	30.27%	42,072	0.93%	0.98%	(0.07%)	(0.12%)	98%

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital		Total Distributions
WESTCORE SELECT FUND
Retail Class
12/31/14	$24.21	$(0.17	) (a)	$1.27	$1.10	$(0.00)	$(0.00)	$(0.00)		$(0.00)
12/31/13	16.60	(0.14	) (a)	7.75	7.61	(0.00)	(0.00)	(0.00)		(0.00)
12/31/12	18.71	(0.09	) (a)	(2.02)	(2.11)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/11	21.07	(0.08	) (a)	(2.17)	(2.25)	(0.00)	(0.12)	(0.00	) (b)	(0.12)
12/31/10	16.14	(0.01)		4.93	4.92	(0.00)	(0.00)	(0.00	) (b)	(0.00)
WESTCORE SMALL-CAP GROWTH FUND
Retail Class
12/31/14	10.13	(0.10	) (a)	0.49	0.39	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13 (d)	10.00	(0.00	) (a)(b)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
Institutional Class
12/31/14	10.13	(0.04	) (a)	0.47	0.43	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13 (d)	10.00	(0.00	) (a)(b)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
WESTCORE BLUE CHIP DIVIDEND FUND
Retail Class
12/31/14	10.91	0.19	(a)	0.28	0.47	(0.19)	(0.62)	(0.00)		(0.81)
12/31/13 (h)	12.00	0.18	(a)	2.68	2.86	(0.21)	(3.74)	(0.00)		(3.95)
12/31/12	11.49	0.14	(a)	1.40	1.54	(0.16)	(0.87)	(0.00)		(1.03)
12/31/11	11.12	0.13	(a)	0.43	0.56	(0.16)	(0.05)	(0.00)		(0.21)
12/31/10	10.76	0.07		0.36	0.43	(0.07)	(0.00)	(0.00)		(0.07)
Institutional Class
12/31/14	10.85	0.21	(a)	0.28	0.49	(0.21)	(0.62)	(0.00)		(0.83)
12/31/13 (h)	11.96	0.20	(a)	2.67	2.87	(0.24)	(3.74)	(0.00)		(3.98)
12/31/12	11.46	0.17	(a)	1.39	1.56	(0.19)	(0.87)	(0.00)		(1.06)
12/31/11	11.10	0.13	(a)	0.46	0.59	(0.19)	(0.05)	(0.00)		(0.24)
12/31/10	10.76	0.09		0.35	0.44	(0.10)	(0.00)	(0.00)		(0.10)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

(c)	Ratios before fee waivers for startup periods may not be representative of long term operating results.

(d)	Commenced Operations on December 20, 2013.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

(g)	Net expense ratio is significantly less than expected rate in prospectus of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(h)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.

(i)	Contractual expense limitation changed from 1.15% to 0.99% effective September 1, 2013.

| 2014 Annual Report

					Ratios/Supplemental Data

Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Fee Waivers	Ratio of Net Investment Income/(Loss) to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers	Portfolio Turnover Rate

$ 0.00		$25.31	4.54%		$90,747	1.09%	1.09%	(0.68%)	(0.68%)	115%
0.00		24.21	45.84%		111,058	1.08%	1.08%	(0.70%)	(0.70%)	106%
0.00	(b)	16.60	(11.28%)		178,503	1.06%	1.06%	(0.50%)	(0.50%)	167%
0.01		18.71	(10.61%)		681,200	1.05%	1.05%	(0.39%)	(0.39%)	155%
0.01		21.07	30.55%		392,174	1.07%	1.07%	(0.11%)	(0.11%)	143%

0.00	(b)	10.52	3.85%		599	1.30%	5.18% (c)	(1.01%)	(4.89%) (c)	89%
0.00		10.13	1.30	% (e)	69	1.30 (f)	12.91 (c)(f)	(0.98) (f)	(12.60) (c)(f)	0% (e)

0.00	(b)	10.56	4.24%		8,063	0.76% (g)	3.61% (c)	(0.44%)	(3.29%) (c)	89%
0.00		10.13	1.30	% (e)	2,314	1.06(f)	12.52 (c)(f)	(0.75) (f)	(12.22) (c)(f)	0% (e)

0.00		10.57	4.43%		46,432	0.99%	1.14%	1.67%	1.52%	18%
0.00		10.91	24.53%		53,780	1.10% (i)	1.14%	1.31%	1.27%	91%
0.00	(b)	12.00	13.39%		55,215	1.15%	1.17%	1.13%	1.11%	9%
0.02		11.49	5.19%		61,295	1.15%	1.30%	1.12%	0.97%	37%
0.00	(b)	11.12	3.99%		14,610	1.15%	1.28%	0.65%	0.52%	39%

0.00		10.51	4.66%		4,746	0.82%	1.01%	1.88%	1.69%	18%
0.00		10.85	24.72%		6,021	0.92%	0.98%	1.49%	1.43%	91%
0.00	(b)	11.96	13.66%		6,612	0.92%	1.06%	1.35%	1.21%	9%
0.01		11.46	5.34%		7,809	1.00%	1.17%	1.11%	0.94%	37%
0.00	(b)	11.10	4.05%		20,667	1.05%	1.11%	0.76%	0.70%	39%

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE MID–CAP VALUE DIVIDEND FUND
Retail Class
12/31/14	$26.01	$0.26	(b)	$2.98	$3.24	$(0.30)	$(2.08)	$(0.00)	$(2.38)
12/31/13 (a)	20.11	0.23	(b)	5.91	6.14	(0.24)	(0.00)	(0.00)	(0.24)
12/31/12	18.10	0.19	(b)	2.05	2.24	(0.23)	(0.00)	(0.00)	(0.23)
12/31/11	18.26	0.15	(b)	(0.15)	(0.00)	(0.16)	(0.00)	(0.00)	(0.16)
12/31/10	15.27	0.08		3.00	3.08	(0.09)	(0.00)	(0.00)	(0.09)
WESTCORE SMALL–CAP VALUE DIVIDEND FUND
Retail Class
12/31/14	14.38	0.14	(b)	0.75	0.89	(0.15)	(1.67)	(0.00)	(1.82)
12/31/13 (d)	12.65	0.11	(b)	4.45	4.56	(0.13)	(2.70)	(0.00)	(2.83)
12/31/12	11.82	0.11	(b)	1.03	1.14	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.09	(b)	(0.13)	(0.04)	(0.11)	(0.00)	(0.00)	(0.11)
12/31/10	9.51	0.11		2.46	2.57	(0.11)	(0.00)	(0.00)	(0.11)
Institutional Class
12/31/14	14.40	0.17	(b)	0.74	0.91	(0.17)	(1.67)	(0.00)	(1.84)
12/31/13 (d)	12.64	0.14	(b)	4.46	4.60	(0.14)	(2.70)	(0.00)	(2.84)
12/31/12	11.80	0.13	(b)	1.02	1.15	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.11	(b)	(0.15)	(0.04)	(0.13)	(0.00)	(0.00)	(0.13)
12/31/10	9.51	0.11		2.47	2.58	(0.12)	(0.00)	(0.00)	(0.12)
WESTCORE MICRO-CAP OPPORTUNITY FUND
Retail Class
12/31/14	17.69	(0.01	) (b)	0.44	0.43	(0.00)	(0.16)	(0.00)	(0.16)
12/31/13	12.35	(0.00	) (b)(c)	5.70	5.70	(0.01)	(0.35)	(0.00)	(0.36)
12/31/12	11.15	0.11	(b)	1.62	1.73	(0.14)	(0.39)	(0.00)	(0.53)
12/31/11	11.56	(0.02	) (b)	(0.40)	(0.42)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/10	8.66	(0.03)		2.93	2.90	(0.00)	(0.00)	(0.00)	(0.00)

(a)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

(d)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

| 2014 Annual Report

				Ratios/Supplemental Data

Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return	Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Fee Waivers	Ratio of Net Investment Income/(Loss) to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers	Portfolio Turnover Rate

$ 0.00		$26.87	12.69%	$58,402	1.19%	1.19%	0.95%	0.95%	51%
0.00		26.01	30.57%	53,282	1.24%	1.24%	0.96%	0.96%	51%
0.00	(c)	20.11	12.39%	40,341	1.25%	1.26%	0.96%	0.96%	21%
0.00	(c)	18.10	(0.02%)	43,190	1.25%	1.29%	0.82%	0.78%	32%
0.00	(c)	18.26	20.18%	46,413	1.25%	1.27%	0.43%	0.41%	33%

0.00	(c)	13.45	6.46%	141,445	1.30%	1.40%	0.97%	0.87%	70%
0.00		14.38	36.49%	169,821	1.30%	1.39%	0.76%	0.67%	53%
0.00	(c)	12.65	9.69%	189,858	1.30%	1.39%	0.87%	0.78%	35%
0.00	(c)	11.82	(0.31%)	196,764	1.30%	1.42%	0.77%	0.66%	40%
0.00	(c)	11.97	27.03%	242,817	1.30%	1.39%	1.03%	0.93%	39%

0.00	(c)	13.47	6.62%	190,166	1.11%	1.21%	1.20%	1.10%	70%
0.00		14.40	36.86%	147,374	1.12%	1.23%	0.94%	0.83%	53%
0.00	(c)	12.64	9.78%	124,052	1.14%	1.24%	1.07%	0.96%	35%
0.00	(c)	11.80	(0.31%)	92,446	1.16%	1.29%	0.92%	0.79%	40%
0.00	(c)	11.97	27.15%	114,286	1.18%	1.29%	1.17%	1.07%	39%

0.00	(c)	17.96	2.49%	37,206	1.30%	1.60%	(0.05%)	(0.35%)	72%
0.00	(c)	17.69	46.20%	20,787	1.30%	1.95%	(0.01%)	(0.66%)	52%
0.00	(c)	12.35	15.60%	2,986	1.30%	4.71%	0.94%	(2.47%)	132%
0.01		11.15	(3.55%)	1,734	1.30%	8.07%	(0.14%)	(6.91%)	88%
0.00	(c)	11.56	33.49%	1,594	1.30%	6.96%	(0.25%)	(5.91%)	107%

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital		Total Distributions
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
12/31/14	$21.26	$0.33	(a)	$(4.34)	$(4.01)	$(0.01)	$(0.53)	$(0.00)		$(0.54)
12/31/13	17.94	0.35	(a)	3.63	3.98	(0.66)	(0.00)	(0.00)		(0.66)
12/31/12	14.55	0.37	(a)	3.24	3.61	(0.22)	(0.00)	(0.00)		(0.22)
12/31/11	15.70	0.29	(a)	(1.21)	(0.92)	(0.24)	(0.00)	(0.00)		(0.24)
12/31/10	11.67	0.11		4.00	4.11	(0.08)	(0.00)	(0.00)		(0.08)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/14	8.83	0.46	(a)	(0.02)	0.44	(0.47)	(0.00)	(0.00)		(0.47)
12/31/13	8.94	0.49	(a)	(0.12)	0.37	(0.48)	(0.00)	(0.00)		(0.48)
12/31/12	8.57	0.50	(a)	0.38	0.88	(0.51)	(0.00)	(0.00)		(0.51)
12/31/11	8.42	0.53	(a)	0.12	0.65	(0.51)	(0.00)	(0.00)		(0.51)
12/31/10	7.98	0.56		0.43	0.99	(0.55)	(0.00)	(0.00	) (b)	(0.55)
Institutional Class
12/31/14	8.71	0.47	(a)	(0.02)	0.45	(0.48)	(0.00)	(0.00)		(0.48)
12/31/13	8.82	0.49	(a)	(0.11)	0.38	(0.49)	(0.00)	(0.00)		(0.49)
12/31/12	8.43	0.50	(a)	0.38	0.88	(0.49)	(0.00)	(0.00)		(0.49)
12/31/11	8.34	0.53	(a)	0.12	0.65	(0.57)	(0.00)	(0.00)		(0.57)
12/31/10	7.96	0.57		0.42	0.99	(0.61)	(0.00)	(0.00	) (b)	(0.61)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

| 2014 Annual Report

				Ratios/Supplemental Data

Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return	Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Fee Waivers	Ratio of Net Investment Income/(Loss) to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers	Portfolio Turnover Rate

$ 0.00		$16.71	(18.82%)	$294,657	1.50%	1.58%	1.65%	1.57%	40%
0.00	(b)	21.26	22.36%	480,789	1.50%	1.63%	1.82%	1.69%	57%
0.00	(b)	17.94	24.84%	327,825	1.50%	1.65%	2.22%	2.07%	14%
0.01		14.55	(5.75%)	133,236	1.50%	1.70%	1.82%	1.62%	27%
0.00	(b)	15.70	35.25%	60,925	1.50%	1.84%	1.10%	0.77%	44%

0.00	(b)	8.80	5.01%	59,734	0.85%	0.88%	5.16%	5.14%	37%
0.00	(b)	8.83	4.31%	61,608	0.85%	0.91%	5.49%	5.43%	15%
0.00	(b)	8.94	10.49%	74,206	0.85%	0.90%	5.69%	5.65%	34%
0.01		8.57	8.13%	87,962	0.85%	0.93%	6.24%	6.16%	45%
0.00	(b)	8.42	12.71%	65,829	0.85%	0.93%	6.75%	6.67%	38%

0.00	(b)	8.68	5.21%	5,135	0.67%	1.04%	5.36%	4.99%	37%
0.00	(b)	8.71	4.45%	4,507	0.69%	1.11%	5.64%	5.22%	15%
0.00	(b)	8.82	10.74%	6,468	0.71%	1.30%	5.76%	5.16%	34%
0.01		8.43	8.14%	2,095	0.74%	3.04%	6.35%	4.05%	45%
0.00	(b)	8.34	12.79%	1,481	0.75%	3.24%	6.82%	4.32%	38%

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE PLUS BOND FUND
Retail Class
12/31/14	$10.71	$0.34	(a)	$0.28	$0.62	$(0.35)	$(0.06)	$(0.00)	$(0.41)
12/31/13	11.24	0.34	(a)	(0.48)	(0.14)	(0.38)	(0.01)	(0.00)	(0.39)
12/31/12	11.04	0.40	(a)	0.21	0.61	(0.40)	(0.01)	(0.00)	(0.41)
12/31/11	10.72	0.43	(a)	0.37	0.80	(0.44)	(0.04)	(0.00)	(0.48)
12/31/10	10.42	0.45		0.29	0.74	(0.44)	(0.00)	(0.00)	(0.44)
Institutional Class
12/31/14	10.59	0.35	(a)	0.28	0.63	(0.37)	(0.06)	(0.00)	(0.43)
12/31/13	11.11	0.36	(a)	(0.48)	(0.12)	(0.39)	(0.01)	(0.00)	(0.40)
12/31/12	10.92	0.42	(a)	0.20	0.62	(0.42)	(0.01)	(0.00)	(0.43)
12/31/11	10.68	0.45	(a)	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)
12/31/10	10.42	0.47		0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)
WESTCORE COLORADO TAX–EXEMPT FUND
12/31/14	11.16	0.33	(a)	0.47	0.80	(0.33)	(0.00)	(0.00)	(0.33)
12/31/13	11.81	0.35	(a)	(0.65)	(0.30)	(0.35)	(0.00)	(0.00)	(0.35)
12/31/12	11.54	0.37	(a)	0.27	0.64	(0.37)	(0.00)	(0.00)	(0.37)
12/31/11	10.99	0.40	(a)	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)
12/31/10	11.19	0.40		(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

| 2014 Annual Report

				Ratios/Supplemental Data

Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return	Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Fee Waivers	Ratio of Net Investment Income/(Loss) to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers	Portfolio Turnover Rate

$ 0.00		$10.92	5.90%	$1,354,837	0.55%	0.70%	3.08%	2.93%	62%
0.00		10.71	(1.23%)	1,211,518	0.55%	0.72%	3.12%	2.95%	50%
0.00	(b)	11.24	5.67%	1,457,800	0.55%	0.75%	3.61%	3.41%	32%
0.00	(b)	11.04	7.55%	1,399,473	0.55%	0.83%	3.98%	3.70%	42%
0.00	(b)	10.72	7.22%	1,389,702	0.55%	0.83%	4.20%	3.92%	45%

0.00		10.79	6.02%	151,986	0.42%	0.55%	3.22%	3.09%	62%
0.00		10.59	(1.05%)	227,245	0.38%	0.55%	3.29%	3.12%	50%
0.00	(b)	11.11	5.74%	241,714	0.40%	0.59%	3.76%	3.57%	32%
0.00	(b)	10.92	7.81%	196,349	0.41%	0.69%	4.13%	3.86%	42%
0.00	(b)	10.68	7.25%	218,060	0.43%	0.70%	4.31%	4.04%	45%

0.00		11.63	7.23%	158,972	0.65%	0.77%	2.87%	2.75%	13%
0.00		11.16	(2.56%)	118,483	0.65%	0.80%	3.05%	2.90%	23%
0.00	(b)	11.81	5.57%	146,820	0.65%	0.81%	3.12%	2.96%	7%
0.00	(b)	11.54	8.88%	113,221	0.65%	0.91%	3.60%	3.34%	17%
0.00	(b)	10.99	1.77%	118,478	0.65%	0.91%	3.56%	3.30%	6%

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Value Dividend, Westcore Flexible Income and Westcore Plus Bond Funds also offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the forward foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2014, all Funds were primarily invested in securities traded on U.S. exchanges, except Westcore

2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

International Small-Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is identified separately from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of December 31, 2014, the Westcore International Small-Cap Fund invested a significant percentage of its assets in Hong Kong, the United Kingdom, and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

Expiring
	2015	2016	2017	2018	Total
Westcore Flexible Income Fund	$ 775,600	$ 20,255,986	$ 9,408,999	$ 1,064,911	$ 31,505,496
Westcore Colorado Tax-Exempt Fund	–	8,178	22,684	–	30,862

At December 31, 2014, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$ 79,713,423	$ 2,939,270
Westcore Flexible Income Fund	–	9,381,471

During the year ended December 31, 2014, each Fund had utilized capital loss carryforwards as follows:

Westcore Select Fund	Westcore Mid-Cap Value Dividend Fund	Westcore Flexible Income Fund	Westcore Colorado Tax-Exempt Fund
$ 23,202,731	$ 1,878,516	$ 2,233,527	$ 491,535

Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, and Westcore Colorado Tax-Exempt Fund elect to defer to their fiscal year ending December 31, 2015, approximately $443,026, $302,456, $6,990 and $54,294 of capital losses recognized during the period from November 1, 2014 to December 31, 2014, respectively. Additionally, the Westcore International Small-Cap Fund elect to defer to their fiscal year ending December 31, 2015, approximately $3,943,137 of late year ordinary losses recognized during the period from November 1, 2014 to December 31, 2014.

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NOTES TO FINANCIAL STATEMENTS

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2014, the Funds most recent year end, each Fund recorded the following reclassifications to the accounts listed below:

	Paid-in Capital	(Over)/Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)

Westcore Growth Fund	$ 0	$ 102,121	$ (102,121)

Westcore MIDCO Growth Fund	0	584,657	(584,657)

Westcore Select Fund	(691,762)	691,762	0

Westcore Small-Cap Growth Fund	(11,694)	22,101	(10,407)

Westcore Blue Chip Dividend Fund	0	38,955	(38,955)

Westcore Mid-Cap Value Dividend Fund	0	80,596	(80,596)

Westcore Small-Cap Value Dividend Fund	0	18,203	(18,203)

Westcore Micro-Cap Opportunity Fund	(36,236)	27,845	8,391

Westcore International Small-Cap Fund	(2)	(4,755,458)	4,755,460

Westcore Flexible Income Fund	(684,416)	169,611	514,805

Westcore Plus Bond Fund	(840,828)	2,857,803	(2,016,975)

Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain investments.

Included in the amounts reclassified above were net operating losses offset to Paid-in capital:

Westcore Select Fund	Westcore Micro-Cap Opportunity Fund
$ 691,762	$ 36,235

The tax character of the distributions paid were as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Westcore Growth Fund

Ordinary Income	$ 2,511,392	$ 5,799,996

Long-Term Capital Gain	7,941,141	5,699,983

Total	$ 10,452,533	$ 11,499,979

Westcore MIDCO Growth Fund

Ordinary Income	$ 6,400,066	$ 12,453,954

Long-Term Capital Gain	13,506,954	11,796,009

Total	$ 19,907,020	$ 24,249,963

Westcore Blue Chip Dividend Fund

Ordinary Income	$ 1,471,561	$ 1,839,909

Long-Term Capital Gain	2,411,737	15,576,998

Total	$ 3,883,298	$ 17,416,907

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Westcore Mid-Cap Value Dividend Fund

Ordinary Income	$519,402	$489,999

Long-Term Capital Gain	4,265,427	0

Total	$4,784,829	$489,999

Westcore Small-Cap Value Dividend Fund

Ordinary Income	$4,847,757	$11,731,944

Long-Term Capital Gain	36,093,895	42,290,220

Total	$40,941,652	$54,022,164

Westcore Micro-Cap Opportunity Fund

Ordinary Income	$292,970	$147,500

Long-Term Capital Gain	46,935	269,998

Total	$339,905	$417,498

Westcore International Small-Cap Fund

Ordinary Income	$115,843	$14,400,034

Long-Term Capital Gain	9,681,946	0

Total	$9,797,789	$14,400,034

Westcore Flexible Income Fund

Ordinary Income	$3,541,868	$3,743,910

Total	$3,541,868	$3,743,910

Westcore Plus Bond Fund

Ordinary Income	$48,523,907	$54,686,173

Long-Term Capital Gain	7,806,635	2,072,220

Total	$56,330,542	$56,758,393

Westcore Colorado Tax-Exempt Fund

Ordinary Income	$5,652	$12,791

Tax-Exempt Income	3,842,267	4,042,960

Total	$3,847,919	$4,055,751

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NOTES TO FINANCIAL STATEMENTS

As of December 31, 2014, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Blue Chip Dividend Fund	Westcore Mid-Cap Value Dividend Fund
(Over)/Undistributed net investment income	$698,674	$210,610	$0	$3,471	$14,914	$0
Accumulated net realized gain/(loss) on investments	3,540,996	1,345,443	(82,652,693)	2,134	75,250	272,071
Net unrealized appreciation/(depreciation) on investments	10,455,742	10,917,584	8,033,419	424,830	9,330,894	12,090,868

Effect of other timing differences	(38,494)	(255,995)	(34,610)	205	(33,150)	(13,088)

Total	$14,656,918	$12,217,642	$(74,653,884)	$430,640	$9,387,908	$12,349,851

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
(Over)/Undistributed net investment income	$1,240,601	$0	$0	$75,920	$900,875	$3,370
Accumulated net realized gain/(loss) on investments	6,895,280	11,542	2,630,350	(40,893,957)	4,001,066	(85,156)
Net unrealized appreciation/(depreciation) on investments	64,893,042	5,876,976	7,487,280	73,683	51,218,382	4,964,713

Effect of other timing differences	(39,629)	(433,064)	302,232	(27,471)	(263,690)	(30,451)

Total	$72,989,294	$5,455,454	$10,419,862	$(40,771,825)	$55,856,633	$4,852,476

The effect of other timing differences is primarily related to deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, West-core Select, Westcore Small-Cap Growth, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds and quarterly for the Westcore Blue Chip Dividend Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – The Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore Flexible Income Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. Effective April 30, 2013, Westcore International Small-Cap discontinued imposing redemption fees. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Multi-class Fund expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2014, were as follows:

Westcore Growth Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses

Shareholder servicing reimbursement	$83,054	$–	$–

Transfer agent fees	5,845	192	15,347

Registration fees	16,325	15,167	–

Other	–	1,100	4,280

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

Westcore MIDCO Growth Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses

Shareholder servicing reimbursement	$79,747	$–	$–

Transfer agent fees	23,627	170	24,202

Registration fees	16,923	15,643	–

Other	–	1,100	5,365

Westcore Small-Cap Growth Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses

Shareholder servicing reimbursement	$92	$–	$–

Transfer agent fees	192	67	12,617

Registration fees	4,899	4,692	–

Other	–	2,850	2,601

Westcore Blue Chip Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses

Shareholder servicing reimbursement	$35,409	$–	$–

Transfer agent fees	47,866	78	34,626

Registration fees	19,351	2,487	–

Other	–	1,100	4,101

Westcore Small-Cap Value Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses

Shareholder servicing reimbursement	$281,879	$–	$–

Transfer agent fees	13,413	9,833	20,670

Registration fees	16,568	18,893	–

Other	–	1,100	10,882

Westcore Flexible Income Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses

Shareholder servicing reimbursement	$91,205	$–	$–

Transfer agent fees	8,304	197	16,215

Registration fees	16,296	15,404	–

Other	–	1,100	4,981

Westcore Plus Bond Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses

Shareholder servicing reimbursement	$2,074,669	$–	$–

Transfer agent fees	95,839	4,219	46,022

Registration fees	31,549	18,839	–

Other	–	1,100	39,723

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NOTES TO FINANCIAL STATEMENTS

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Offering Costs – The Westcore Small-Cap Growth Fund incurred offering costs, including fees for printing initial prospectuses, legal, and registration fees. These costs are being amortized over the first twelve months from the commencement date of the Fund, December 20, 2013. Amounts amortized in the year ended December 31, 2014 are shown on the Fund’s Statement of Operations.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms of debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2014, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Shares issued and redeemed:

Shares sold

Retail Class	263,227	605,530	2,157,238	788,136

Institutional Class	405,352	230,417	1,305,133	258,708

Shares issued in reinvestment of distributions

Retail Class	679,026	634,311	2,931,985	3,095,406

Institutional Class	147,283	81,145	754,227	548,282

Shares redeemed

Retail Class	(2,629,318)	(1,609,370)	(3,657,968)	(3,537,114)

Institutional Class	(585,263)	(60,859)	(629,214)	(3,978,101)
Net increase/(decrease) resulting from share transactions	(1,719,693)	(118,826)	2,861,401	(2,824,683)

2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

	Westcore Select Fund		Westcore Small-Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Shares issued and redeemed:

Shares sold

Retail Class	398,392	1,048,297	61,435	6,845

Institutional Class	N/A	N/A	584,586	334,508

Shares issued in reinvestment of distributions

Retail Class	N/A	N/A	0	0

Institutional Class	N/A	N/A	0	0

Shares redeemed

Retail Class	(1,400,334)	(7,213,446)	(11,317)	0

Institutional Class	N/A	N/A	(49,267)	(106,140)
Net increase/(decrease) resulting from share transactions	(1,001,942)	(6,165,149)	585,437	235,213

	Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Shares issued and redeemed:

Shares sold

Retail Class	127,302	168,168	230,564	307,791

Institutional Class	129,500	104,257	N/A	N/A

Shares issued in reinvestment of distributions

Retail Class	284,099	1,165,698	178,743	18,674

Institutional Class	34,877	166,853	N/A	N/A

Shares redeemed

Retail Class	(950,622)	(1,005,228)	(284,284)	(283,825)

Institutional Class	(267,873)	(268,952)	N/A	N/A
Net increase/(decrease) resulting from share transactions	(642,717)	330,796	125,023	42,640

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NOTES TO FINANCIAL STATEMENTS

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Shares issued and redeemed:

Shares sold

Retail Class	1,389,115	2,107,536	1,376,494	1,029,208

Institutional Class	7,384,933	2,952,328	N/A	N/A

Shares issued in reinvestment of distributions

Retail Class	1,107,683	1,655,385	19,548	23,983

Institutional Class	1,697,497	1,640,454	N/A	N/A

Shares redeemed

Retail Class	(3,788,888)	(7,910,076)	(499,080)	(119,784)

Institutional Class	(5,203,094)	(4,318,956)	N/A	N/A

Acquisition (Note 9)

Retail Class	N/A	942,663	N/A	N/A

Institutional Class	N/A	149,255	N/A	N/A
Net increase/(decrease) resulting from share transactions	2,587,246	(2,781,411)	896,962	933,407

	Westcore International Small-Cap Fund		Westcore Flexible Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Shares issued and redeemed:

Shares sold

Retail Class	3,968,972	11,213,137	991,710	1,239,863

Institutional Class	N/A	N/A	279,852	246,326

Shares issued in reinvestment of distributions

Retail Class	578,476	632,679	346,029	367,676

Institutional Class	N/A	N/A	29,834	27,328

Shares redeemed

Retail Class	(9,533,655)	(7,496,563)	(1,528,241)	(2,931,256)

Institutional Class	N/A	N/A	(235,570)	(489,615)
Net increase/(decrease) resulting from share transactions	(4,986,207)	4,349,253	(116,386)	(1,539,678)

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Shares issued and redeemed:

Shares sold

Retail Class	31,050,745	32,622,265	4,076,931	2,442,570

Institutional Class	3,484,245	9,884,756	N/A	N/A

Shares issued in reinvestment of distributions

Retail Class	4,357,218	4,179,992	303,924	324,889

Institutional Class	657,827	817,282	N/A	N/A

Shares redeemed

Retail Class	(24,489,324)	(53,381,559)	(1,327,588)	(4,581,234)

Institutional Class	(11,521,630)	(10,994,984)	N/A	N/A

Net increase/(decrease) resulting from share transactions	3,539,081	(16,872,248)	3,053,267	(1,813,775)

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small- Cap Growth Fund	Westcore Blue Chip Dividend Fund

As of December 31, 2014

Gross appreciation (excess of value over tax cost)	$10,537,793	$15,898,066	$13,518,190	$903,341	$10,105,033

Gross depreciation (excess of tax cost over value)	(82,051)	(4,980,482)	(5,484,771)	(478,511)	(773,228)

Net appreciation/(depreciation) of foreign currency and derivatives	0	0	0	0	(911)

Net unrealized appreciation/(depreciation)	$10,455,742	$10,917,584	$8,033,419	$424,830	$9,330,894

Cost of investment for income tax purposes	$30,493,769	$84,265,869	$82,932,154	$8,297,959	$41,838,448

	Westcore Mid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund

As of December 31, 2014

Gross appreciation (excess of value over tax cost)	$13,233,801	$71,897,987	$7,180,289	$62,153,705

Gross depreciation (excess of tax cost over value)	(1,142,933)	(7,004,945)	(1,303,313)	(50,076,738)

Net appreciation/(depreciation) of foreign currency and derivatives	0	0	0	(4,589,687)

Net unrealized appreciation/(depreciation)	$12,090,868	$64,893,042	$5,876,976	$7,487,280

Cost of investment for income tax purposes	$46,315,258	$266,778,727	$31,320,146	$288,119,416

Westcore Bond Funds
	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund

As of December 31, 2014

Gross appreciation (excess of value over tax cost)	$2,876,683	$61,768,872	$5,249,313

Gross depreciation (excess of tax cost over value)	(2,803,000)	(10,550,490)	(284,600)

Net unrealized appreciation/(depreciation)	$73,683	$51,218,382	$4,964,713

Cost of investment for income tax purposes	$65,350,778	$1,467,324,110	$155,446,329

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NOTES TO FINANCIAL STATEMENTS

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Westcore Growth Fund	0.65%

Westcore MIDCO Growth Fund	0.65%

Westcore Select Fund	0.65%

Westcore Small-Cap Growth Fund	1.00%

Westcore Blue Chip Dividend Fund	0.65%

Westcore Mid-Cap Value Dividend Fund	0.75%

Westcore Small-Cap Value Dividend Fund	1.00%

Westcore Micro-Cap Opportunity Fund	1.00%

Westcore International Small-Cap Fund	1.20%

Westcore Flexible Income Fund	0.45%

Westcore Plus Bond Fund	0.35%

Westcore Colorado Tax-Exempt Fund	0.40%

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly.

	ALPS		Denver Investments	Total

First $3.5 billion in average daily Net Assets of the Trust	0.036	%*	0.10%	0.136%

Net Assets greater than $3.5 billion in average daily Net Assets of the Trust	0.025%		0.05%	0.075%

*	Prior to May 1, 2014, 0.04%.

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

Denver Investments as Adviser and Co-Administrator has contractually agreed, until at least April 30, 2015, that the Net Annual Fund Operating Expenses for the Retail Class shares of the Funds will not exceed the amounts shown in the table below.

Westcore Growth Fund	1.15%

Westcore MIDCO Growth Fund	1.15%

Westcore Select Fund	1.15%

Westcore Small-Cap Growth Fund	1.30%

Westcore Blue Chip Dividend Fund	0.99%

Westcore Mid-Cap Value Dividend Fund	1.25%

Westcore Small-Cap Value Dividend Fund	1.30%

Westcore Micro-Cap Opportunity Fund	1.30%

Westcore International Small-Cap Fund	1.50%

Westcore Flexible Income Fund	0.85%

Westcore Plus Bond Fund	0.55%

Westcore Colorado Tax-Exempt Fund	0.65%

Without such fee waivers, for the year ended December 31, 2014, the Total Annualized Fund Operating Expenses for the Retail Class shares of the Funds are as follows:

Westcore Small-Cap Growth Fund	5.18%

Westcore Blue Chip Dividend Fund	1.14%

Westcore Small-Cap Value Dividend Fund	1.40%

Westcore Micro-Cap Opportunity Fund	1.60%

Westcore International Small-Cap Fund	1.58%

Westcore Flexible Income Fund	0.88%

Westcore Plus Bond Fund	0.70%

Westcore Colorado Tax-Exempt Fund	0.77%

Denver Investments has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other expenses until at least April 30, 2015. Without such fee waivers, for the year ended December 31, 2014, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are shown in the table below.

Westcore Growth Fund	1.05%

Westcore MIDCO Growth Fund	0.98%

Westcore Small-Cap Growth Fund	3.61%

Westcore Blue Chip Dividend Fund	1.01%

Westcore Small-Cap Value Dividend Fund	1.21%

Westcore Flexible Income Fund	1.04%

Westcore Plus Bond Fund	0.55%

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the Trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of Trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Where a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of December 31, 2014, Westcore International Small-Cap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers would be deemed to be affiliates of that Fund for purposes of the 1940 Act.

Security Name	Share Balance at December 31, 2013	Purchases	Sales	Share Balance at December 31, 2014	Market Value at December 31, 2014	Dividends	Realized Loss
Credit Corp. Group Ltd. (Australia)	3,024,321	–	(392,629)	2,631,692	$20,958,430	$1,013,720	$(190,202)
Decmil Group Ltd. (Australia)	5,985,754	2,681,969	–	8,667,723	10,309,553	856,358	–
Webjet Ltd. (Australia)	3,313,599	818,624	–	4,132,223	9,707,043	467,061	–

					$40,975,026	$2,337,139	$(190,202)

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2014 in valuing the Funds’ assets:

Westcore Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$39,734,900	$–	$–	$39,734,900

Money Market Mutual Funds	1,214,611	–	–	1,214,611

Total	$40,949,511	$–	$–	$40,949,511

Westcore MIDCO Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$92,817,130	$–	$–	$92,817,130

Money Market Mutual Funds	2,366,323	–	–	2,366,323

Total	$95,183,453	$–	$–	$95,183,453

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

Westcore Select Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$88,895,743	$–	$–	$88,895,743

Money Market Mutual Funds	2,069,830	–	–	2,069,830

Total	$90,965,573	$–	$–	$90,965,573

Westcore Small-Cap Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$8,453,833	$–	$–	$8,453,833

Money Market Mutual Funds	268,956	–	–	268,956

Total	$8,722,789	$–	$–	$8,722,789

Westcore Blue Chip Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$50,238,050	$–	$–	$50,238,050

Money Market Mutual Funds	932,203	–	–	932,203

Total	$51,170,253	$–	$–	$51,170,253

Westcore Mid-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$57,661,386	$–	$–	$57,661,386

Money Market Mutual Funds	744,740	–	–	744,740

Total	$58,406,126	$–	$–	$58,406,126

Westcore Small-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$329,673,411	$–	$–	$329,673,411

Money Market Mutual Funds	1,998,358	–	–	1,998,358

Total	$331,671,769	$–	$–	$331,671,769

Westcore Micro-Cap Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$36,376,073	$–	$–	$36,376,073

Money Market Mutual Funds	821,049	–	–	821,049

Total	$37,197,122	$–	$–	$37,197,122

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS

Westcore International Small-Cap Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks

Consumer Discretionary	$32,311,265	$88,569,142	$–	$120,880,407

Consumer Staples	–	7,689,493	–	7,689,493

Energy	–	6,226,123	–	6,226,123

Financials	13,724,593	24,379,351	–	38,103,944

Health Care	–	12,589,319	–	12,589,319

Industrials	–	68,731,715	–	68,731,715

Information Technology	16,738,191	29,237,191	–	45,975,382

Total	$62,774,049	$237,422,334	$–	$300,196,383

Other Financial Instruments**

Assets

Forward Foreign Currency Contracts	$–	$338,770	$–	$338,770

Liabilities

Forward Foreign Currency Contracts	–	(4,903,360)	–	(4,903,360)

Total	$–	$(4,564,590)	$–	$(4,564,590)

Westcore Flexible Income Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Nonconvertible Preferred Stocks	$1,212,442	$–	$–	$1,212,442

Preferred Stock	591,840	–	–	591,840

Exchange Traded Funds	1,254,400	–	–	1,254,400

Corporate Bonds

Basic Materials	–	633,750	–	633,750

Financials	–	7,152,325	–	7,152,325

Industrials	–	48,371,107	1,845,381	50,216,488

Utilities	–	1,082,500	–	1,082,500

Money Market Mutual Funds	3,280,716	–	–	3,280,716

Total	$6,339,398	$57,239,682	$1,845,381	$65,424,461

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

Westcore Plus Bond Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Nonconvertible Preferred Stocks

Financials	$4,090,759	$1,065,375	$–	$5,156,134

Utilities	769,290	–	–	769,290

Preferred Stock	3,951,000	–	–	3,951,000

Corporate Bonds

Financials	–	268,996,557	–	268,996,557

Industrials	–	325,266,810	16,914,693	343,181,503

Utilities	–	69,455,206	–	69,455,206

Municipal Bonds	–	51,216,416	–	51,216,416

Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities, & Agency Mortgage-Backed Securities	–	454,785,671	–	454,785,671

U.S. Government & Agency Obligations	–	21,354,341	–	21,354,341

U.S. Treasury Bonds & Notes	–	288,758,978	–	288,758,978

Money Market Mutual Funds	10,917,396	–	–	10,917,396

Total	$19,728,445	$1,481,899,354	$16,914,693	$1,518,542,492

Westcore Colorado Tax-Exempt Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$151,446,626	$–	$151,446,626
Money Market Mutual Funds	8,964,416	–	–	8,964,416
Total	$8,964,416	$151,446,626	$–	$160,411,042

*   For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

For liabilities arising from overdrafts in the custody account, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2014, the liabilities related to custody overdrafts used level 2 inputs.

The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amount disclosed in the table below represents the value of the securities as of December 31, 2014 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2013.

The International Small-Cap Fund had the following transfers out of Level 1 at December 31, 2014:

	Level 1-Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stock	$–	$187,118,569	$187,118,569	$–

Total	$–	$187,118,569	$187,118,569	$–

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2014. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund

Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of December 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level3 investments held at December 31, 2014
Nonconvertible Preferred Stocks	$1,880,606	$–	$735,411	$398,983	$–	$(3,015,000)	$–	$–
Corporate Bonds	1,952,784	7,649	9,119	(5,334)	–	(118,837)	1,845,381	(4,467)
Total	$3,833,390	$7,649	$744,530	$393,649	$–	$(3,133,837)	$1,845,381	$(4,467)

Westcore Plus Bond Fund
Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of December 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2014
Nonconvertible Preferred Stocks	$2,432,625	$–	$65,923	$1,401,452	$–	$(3,900,000)	$–	$–
Corporate Bonds	18,548,734	19,223	71,115	(607,813)	–	(1,116,566)	16,914,693	(544,935)
Total	$20,981,359	$19,223	$137,038	$793,639	$–	$(5,016,566)	$16,914,693	$(544,935)

*	Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2014:

Westcore Flexible Income Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2014	Valuation Technique	Unobservable Input(a)	Level/Range
Corporate Bonds	$1,845,381	Adjusted Spread Pricing*	Comparability Adjustment	1.575%
			Liquidity Adjustment	0.40%

Total	$1,845,381

Westcore Plus Bond Fund
Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2014	Valuation Technique	Unobservable Input(a)	Level/Range
Corporate Bonds	$4,715,973	Adjusted Spread Pricing*	Comparability Adjustment	1.575%
			Liquidity Adjustment	0.40%

	12,198,720	Consensus Pricing**	Broker Quotes	N/A

Total	$16,914,693

*	Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

**	Denver Investments seeks up to three independent price quotes, but in certain cases only one may be available. Denver Investments evaluates whether the source of the pricing uses valuation techniques in accordance with ASC topic 820 by developing an internal reasonableness check. For those quotes that are considered reasonable, quantitative unobservable inputs are not developed by Denver Investments.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases

Comparability Adjustment	Decrease	Increase

Liquidity Adjustment	Decrease	Increase

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2014, the Fund had average forward foreign currency contract values to buy and sell of $216,841,159 and $198,715,520, respectively.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014 is as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Unrealized Appreciation	Unrealized Depreciation

Westcore International Small-Cap Fund
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward currency contracts	$338,770	$–
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized loss on forward foreign currency contracts	–	4,903,360
Total		$338,770	$4,903,360

The effect of derivative instruments on the Statement of Operations for the year ended December 2014 is as follows:

Risk Exposure	Statement of Operations Location

Westcore International Small-Cap Fund
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gain/(loss) on forward foreign currency contracts and foreign currency transactions		$(17,375,136)
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net change in unrealized depreciation on forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies		(4,030,984)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2014 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Westcore Growth Fund	$88,512,265	$129,968,978

Westcore MIDCO Growth Fund	85,267,415	93,636,574

Westcore Select Fund	114,152,651	139,372,312

Westcore Small-Cap Growth Fund	9,558,169	3,827,496

Westcore Blue Chip Dividend Fund	10,306,736	21,333,665

Westcore Mid-Cap Value Dividend Fund	27,254,769	27,269,582

Westcore Small-Cap Value Dividend Fund	230,857,365	232,291,319

Westcore Micro-Cap Opportunity Fund	38,396,010	23,471,945

Westcore International Small-Cap Fund	171,842,494	270,947,296

Westcore Flexible Income Fund	24,269,266	24,199,963

Westcore Plus Bond Fund	383,006,859	415,565,270

Westcore Colorado Tax-Exempt Fund	48,584,982	16,234,968

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014, were as follows:
Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Westcore Plus Bond Fund	$559,807,625	$479,030,555

| 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

9. REORGANIZATION

On September 9, 2013, the Westcore Board of Trustees approved a form of Agreement and Plan of Reorganization for the Westcore Small-Cap Opportunity Fund (the “Acquired Fund”) with and into the Westcore Small-Cap Value Dividend Fund (the “Acquiring Fund”).

As of the close of business on November 14, 2013, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 1,091,918 shares in exchange for net assets of the Acquired Fund valued at $18,203,104. The net assets of the Acquired Fund included net unrealized appreciation of $5,128,748 and accumulated net realized gains of $2,372,176. The accumulated net realized gains were subsequently distributed from the Acquiring Fund on December 20, 2013. On November 14, 2013, the combined net asset value of the Acquired Fund and the Acquiring Fund was $320,280,788. Immediately prior to the merger, the net assets for the Acquiring Fund were $302,077,683. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net Investment Income	$ 2,626,142

Net Realized and Unrealized Gain on Investments	99,607,710

Net Increase in Net Assets Resulting from Operations	102,233,852

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. As such, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since November 14, 2013, as presented in the Fund’s Annual Report dated December 31, 2013.

| p: 800.392.CORE (2673) | www.westcore.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF THE TRUSTEES OF THE WESTCORE TRUST AND THE SHAREHOLDERS OF EACH FUND OF WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Trust (the “Trust”), including the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Westcore Small-Cap Growth Fund, for the year then ended and the period December 20, 2013 (Commencement of Operations) to December 31, 2013), and the financial highlights for each of the five years in the period then ended (as to the Westcore Small-Cap Growth Fund, for the year then ended and the period December 20, 2013 (Commencement of Operations) to December 31, 2013). These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Westcore Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (as to the Westcore Small-Cap Growth Fund, for the year then ended and the period December 20, 2013 (Commencement of Operations) to December 31, 2013), and the financial highlights for each of the five years in the period then ended (as to the Westcore Small-Cap Growth Fund, for the year then ended and the period December 20, 2013 (Commencement of Operations) to December 31, 2013) in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2015

| 2014 Annual Report

SHAREHOLDER TAX INFORMATION	(UNAUDITED)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2014.

During the year ended December 31, 2014, 99.85% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income (QDI)	Dividends Received Deduction (DRD)

Westcore Growth Fund	22.12%	20.03%

Westcore MIDCO Growth Fund	7.41	6.81

Westcore Select Fund	–	–

Westcore Blue Chip Fund	100.00	55.45

Westcore Mid-Cap Value Dividend Fund	100.00	100.00

Westcore Small-Cap Value Dividend Fund	95.64	95.07

Westcore Micro-Cap Opportunity Fund	6.21	6.21

Westcore International Small-Cap Fund	100.00	–

Westcore Flexible Income Fund	0.89	–

Westcore Plus Bond Fund	0.59	0.22

Westcore Colorado Tax-Exempt Fund	–	–

Westcore Small-Cap Growth Fund	–	–

During the year ended December 31, 2014, the Westcore Funds paid the following distributions per share:

	Ordinary Income Dividends	Capital Gains Distributions	Total Distributions

Retail Class:

Westcore Growth Fund	$1.02593	$3.24404	$4.26997

Westcore MIDCO Growth Fund	0.50136	1.05809	1.55945

Westcore Select Fund	–	–	–

Westcore Blue Chip Fund	0.29519	0.51370	0.80889

Westcore Mid-Cap Value Dividend Fund	0.25871	2.12462	2.38333

Westcore Small-Cap Value Dividend Fund	0.20255	1.61152	1.81407

Westcore Micro-Cap Opportunity Fund	0.14162	0.02268	0.16430

Westcore International Small-Cap	0.00636	0.53149	0.53785

Westcore Flexible Income Fund	0.46696	–	0.46696

Westcore Plus Bond Fund	0.35895	0.05668	0.41563

Westcore Colorado Tax-Exempt Fund	0.32837	–	0.32837

Westcore Small-Cap Growth Fund	–	–	–

Institutional Class:

Westcore Growth Fund	$1.02593	$3.24404	$4.26997

Westcore MIDCO Growth Fund	0.50136	1.05809	1.55945

Westcore Blue Chip Fund	0.31662	0.51370	0.83032

Westcore Small-Cap Value Dividend Fund	0.22707	1.61152	1.83859

Westcore Flexible Income Fund	0.47755	–	0.47755

Westcore Plus Bond Fund	0.37422	0.05668	0.43090

Westcore Small-Cap Growth Fund	–	–	–

| p: 800.392.CORE (2673) | www.westcore.com

OTHER IMPORTANT INFORMATION	(UNAUDITED)

APPROVAL OF AGREEMENTS

The Board considered the information provided in advance of and reviewed at the Board meeting held on October 16, 2014, and requested and received additional information in advance of the Board meeting held on November 19-20, 2014, regarding the Growth, MIDCO Growth, Select, Blue Chip Dividend, Mid-Cap Value Dividend, Small Cap Value Dividend, Small-Cap Growth, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, and Colorado Tax-Exempt Fund’s (the “Westcore Funds”).

Fees and Expenses

The Board considered the Westcore Funds’ contractual advisory fees and overall expenses, including without limitation, comparative data provided by an independent provider of investment company data, for each Westcore Fund’s peer group. Based on such information, the Board determined that:

•	The contractual advisory fees and total expense ratios (after waivers, subject to certain exclusions) of the Mid-Cap Value Dividend, Small-Cap Value Dividend, and International Small-Cap Funds were generally near or slightly higher than, but within an acceptable range of, their peer group medians;

•	The contractual advisory fees and total expense ratios (after waivers, subject to certain exclusions) of the Growth, MIDCO Growth, Select, Blue Chip Value Dividend, Micro-Cap Opportunity, Flexible Income, Plus Bond and Colorado Tax-Exempt Funds were generally near or lower than their peer group medians;

•	The contractual advisory fee of the Small-Cap Growth Fund was slightly greater than its peer group median while its estimated total expense ratio (after waivers, subject to certain exclusions) was slightly lower than its peer group median; and

•	The Board also received information comparing the fees charged by Denver Investments to the Westcore Funds and the fees charged to other comparable Denver Investments clients.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Westcore Funds under the Investment Advisory Agreement. The Board, reviewed, among other items, background materials supplied by Denver Investments, including its Form ADV.

The Board reviewed and considered Denver Investments’ advisory personnel, its history as an asset manager, its performance and the amount of assets currently under its management. The Board also reviewed the research and decision-making processes utilized by Denver Investments, including the methods adopted to seek to achieve compliance with the various Westcore Funds’ investment objectives, policies and restrictions.

The Board considered the background and experience of Denver Investments’ management in connection with the various Westcore Funds, including reviewing the qualifications, backgrounds and responsibilities of the various portfolio management teams primarily responsible for the day-to-day management of each Westcore Fund, and the extent of the resources devoted to research and analysis of investments.

The Board also reviewed the accompanying compliance-related materials and further noted that they also received reports on these services and compliance issues from Trust officers as well as from Denver Investments periodically throughout the year.

Performance

The Board reviewed performance information for the 1-year, 3-year, 5-year and 10-year periods, as applicable, for each Westcore Fund. This review included a comparison of each such Fund’s performance to a group of peer funds, as well as to respective benchmark indices. The Board also received information regarding the Westcore Funds’ performance against comparable composites managed by Denver Investments.

With respect to the Growth, Blue Chip Dividend, Mid-Cap Value Dividend, Small-Cap Value Dividend, International Small-Cap, Flexible Income and Plus Bond Funds, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages. However, with respect to these Westcore Funds, the Board also noted historical performance over the 3-year and 5-year periods that in some instances reflected better comparative positions relative to applicable peer groups, including for example the comparative performance of the Blue Chip Dividend Fund over the 3-year period and the International Small Cap Fund over the 5-year period. The Board also considered that changes in strategy with respect to certain Westcore Funds (e.g., the Blue Chip Dividend and Small-Cap Value Dividend Funds) had been implemented relatively recently.

With respect to the MIDCO Growth, Select, Small-Cap Growth and Micro-Cap Opportunity Funds, the Board noted that comparative performance over the 1-year period was generally better than the respective peer group averages. The Board also noted the historical performance of these Westcore Funds.

With respect to the Colorado Tax-Exempt Fund, the Board noted that comparative performance over the 1-year period was slightly better than the peer group average. The Board also noted the historical performance of this Westcore Fund.

| 2014 Annual Report

OTHER IMPORTANT INFORMATION	(UNAUDITED)

Adviser Profitability

The Board received and considered a detailed profitability analysis prepared by Denver Investments based on the fees payable under the Investment Advisory Agreement. The Board was also provided with Denver Investments’ audited financial information as well as information regarding Denver Investments’ other revenue streams and potential liabilities. The Board also considered Denver Investments’ statements regarding its continued commitment to the Westcore Funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to Denver Investments from its relationship with the Trust.

Other Benefits to the Adviser

The Board reviewed and considered any other benefits derived or to be derived by Denver Investments from its relationship with the Westcore Funds, including soft dollar arrangements and publicity relating to the Funds.

In selecting Denver Investments and approving the Investment Advisory Agreement with respect to each of the Funds identified above and the fees thereunder, the Board concluded that no single factor reviewed by the Board was identified to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Board, including all of the Independent Trustees, concluded that:

•	The investment advisory fees to be received by Denver Investments with respect to each Westcore Fund and the total expense ratios expected to be experienced by each Westcore Fund (after waivers, subject to certain exclusions) were generally lower than, or, to the extent greater, within an acceptable range of, the respective peer group medians;

•	The fees charged by Denver Investment to the Westcore Funds were reasonable in relation to the fees charged by Denver Investments to other clients, in light of the differences between the types of advisory services rendered to particular clients and the time and expense associated with rendering such services;

•	The nature, extent and quality of services rendered or to be rendered by Denver Investments under the Investment Advisory Agreement were adequate;

•	The recent performance of the Growth, Blue Chip Dividend, Mid-Cap Value Dividend, Small-Cap Value Dividend, International Small-Cap, Flexible Income and Plus Bond Funds generally lagged behind respective peer group averages, but was acceptable in light of: (i) certain Westcore Funds’ historical performance, (ii) expected measures to seek to improve performance to be undertaken by Denver Investments, and (iii) changes in strategy with respect to certain Westcore Funds;

•	The recent performance of the MIDCO Growth, Select, Small-Cap Growth and Micro-Cap Opportunity Funds was better than the respective peer group averages;

•	The recent performance of the Colorado Tax-Exempt Fund was slightly better than its peer group average;

•	The profit, if any, anticipated to be realized by Denver Investments in connection with its management of the Westcore Funds was not unreasonable, especially in light of existing and anticipated fee waiver arrangements;

•	There were no material economies of scale or other benefits accruing to Denver Investments in connection with its relationship with the Westcore Funds; and

•	The use of soft dollars is consistent with regulatory requirements and likely to benefit the Westcore Funds. In addition, other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Westcore Funds.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the meeting, concluded that the advisory fee rates anticipated to be payable to Denver Investments by each Westcore Fund were fair and reasonable in light of the nature of the services and expenses involved, and that renewal of the Investment Advisory Agreement was consistent with the best interests of the Westcore Funds and their shareholders.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES

| 2014 Annual Report

Westcore Trustees and Officers:

Mary K. Anstine, Chairman

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

John W. Zimmerman, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Jill A. Kerschen, Asst. Treasurer

David T. Buhler, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:

Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203

Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds toll-free at 800.392.CORE and on the SEC’s website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $183,500 and $178,500, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2014 and December 31, 2013, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $43,620 and $45,795, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2014 and December 31, 2013, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The registrant’s Audit Committee has adopted policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services rendered by the registrant’s independent registered public accounting firm to the registrant and to certain investment advisers and related entities, subject to the waiver of such pre-approval requirements under applicable laws and regulations. Under those policies and procedures, the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at its next regular meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees of $43,620 and $45,795 were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2014 and December 31, 2013, respectively. All such services were rendered to the registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ John W. Zimmerman
John W. Zimmerman
President/Principal Executive Officer

Date:	March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John W. Zimmerman
John W. Zimmerman
President/Principal Executive Officer

Date:	March 3, 2015

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 3, 2015